                               The Brinson Funds

                                  Global Fund
                              Global Equity Fund
                            Global Technology Fund
                              Global Biotech Fund
                               Global Bond Fund
                              U.S. Balanced Fund
                               U.S. Equity Fund
                            U.S. Value Equity Fund
                          U.S. Large Cap Equity Fund
                          U.S. Large Cap Growth Fund
                          U.S. Small Cap Equity Fund
                          U.S. Small Cap Growth Fund
                         U.S. Real Estate Equity Fund
                                U.S. Bond Fund
                                High Yield Fund
                          Emerging Markets Debt Fund
                         Global (Ex-U.S.) Equity Fund
                         Emerging Markets Equity Fund

                                Class I Shares                  [BRINSON LOGO
                                                                    HERE]
                                  Prospectus

                                  May 2, 2000

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

Table of Contents
The Brinson Investment Process ........................  2
Overview of the Funds
    Global Fund .......................................  3
    Global Equity Fund ................................  4
    Global Technology Fund ............................  5
    Global Biotech Fund ...............................  6
    Global Bond Fund ..................................  7
    U.S. Balanced Fund ................................  8
    U.S. Equity Fund ..................................  9
    U.S. Value Equity Fund ............................ 10
    U.S. Large Cap Equity Fund ........................ 11
    U.S. Large Cap Growth Fund ........................ 12
    U.S. Small Cap Equity Fund ........................ 13
    U.S. Small Cap Growth Fund ........................ 14
    U.S. Real Estate Equity Fund ...................... 15
    U.S. Bond Fund .................................... 16
    High Yield Fund ................................... 17
    Emerging Markets Debt Fund ........................ 18
    Global (Ex-U.S.) Equity Fund ...................... 19
    Emerging Markets Equity Fund ...................... 20
Risk Considerations ................................... 21
Fees and Expenses ..................................... 24
Investment Advisor .................................... 26
Pricing of Fund Shares ................................ 27
Purchasing Shares ..................................... 28
Redeeming Shares ...................................... 30
Dividends and Distributions ........................... 31
Tax Considerations .................................... 32
Financial Highlights .................................. 33

Overview of the Funds

A Look at the Brinson Investment Process

At Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), we believe that the fundamental value of any investment is related to the future cash flows that it will generate for its investors. We believe that this determination must be made within a framework of globally integrated capital markets. World economies and financial markets are interactive. Thus, investment management, both within and across global stock and bond markets, must be based upon comprehensive knowledge and analysis of integrated investment fundamentals.


When making asset allocation decisions, if we are indifferent with respect to a market, industry, or other characteristic, we tend toward the "normal" weight, as determined by its proportion within the passive benchmark. Decisions to deviate from the normal mix of assets are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets, and the expertise and insights of our investment professionals. Security selection decisions for the core/value equity, growth equity and fixed income Funds are also made in relation to the benchmark, as described in each Fund's principal strategy section. We may substitute securities from an equivalent index that we believe more accurately reflects changes in our expectations for various classes of investments.

Equity Selections

Core/Value Equity Funds

Our Core/Value equity process focuses on identifying discrepancies between securities' fundamental values and their observed market prices. For each stock under our analysis, we estimate an intrinsic or fundamental value using disciplined quantitative techniques that incorporate our team of analysts' considerations of company management, competitive advantage, and each company's core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. Portfolios are constructed by focusing on those stocks that rank in the top 20% of the valuation output. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common factor exposures, industry weightings and individual stock selection.

Growth Equity Funds

Brinson Partners also manages portfolios against growth-oriented equity benchmarks. In the growth universe, we seek to invest in companies that possess a dominant market position and franchise, a major technical edge or a unique competitive advantage. Factors employed in our quantitative disciplines include earnings revisions, favorable analyst diffusion trends, positive stock price momentum and sales acceleration. Our seasoned investment professionals then conduct intensive fundamental research on the universe of companies identified as attractive by our quantitative models. Portfolios are constructed and monitored with close adherence to risk control guidelines.

Specialized Sector Funds

In response to changing market conditions and to the varied and dynamic needs of our clients, we offer several specialized sector Funds. These Funds are diversified among narrower market segments than our core/value and growth Funds, and are intended to compliment a diversified investment program. Security selection for these Funds is driven by relative valuation attractiveness over other securities within the specified sector. Investment decisions rely on quantitative analysis and screening, as well as fundamental research and valuation work.

Fixed Income Selections


We use an internally developed valuation model for fixed income selections for our Funds, which quantifies our return expectations for all of the bond markets. Inputs to this model include forecasts of inflation, risk premiums and interest rates. Our credit review process incorporates both a top-down strategy, which focuses on how macroeconomic forces shape various industry outlooks, and a bottom-up strategy, which relies on a combination of qualitative and quantitative factors. Our qualitative assessment focuses on management strength, market position, competitive environment and financial flexibility. Our quantitative assessment focuses on historical operating results, calculation of various credit ratios and an expected future outlook. With the exception of the High Yield Fund, our fixed income selections generally include all categories of investment grade fixed income securities, but emphasize the higher quality securities in this spectrum (those with a credit rating of AA and above). Our fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific fixed income securities.

Cash and Cash Equivalents

Each Fund may invest in cash or cash equivalent instruments, including units of an affiliated money market fund. See the Statement of Additional Information for further information.

Shares of The Brinson Funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. The value of your investment in a Fund will fluctuate, which means that you may lose money.

Global Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a portfolio of global equity and global fixed income securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

All security selection decisions are made relative to the Global Securities Markets Index (GSMI) Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Although it may invest anywhere in the world, the Fund invests primarily in:
* Equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index
* Fixed income markets listed in the Salomon Smith Barney World Government Bond Index


The Fund may invest in different types of securities in order to access these markets.

Other investments may include other open-end investment companies advised by Brinson Partners.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

  11.15%  -1.89%   24.14%   14.10%   11.00%    8.32%   1.49%
------------------------------------------------------------------
   93        94       95       96       97       98      99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.07%.

Best Quarter:    Q2 1997    8.24%
Worst Quarter:   Q3 1998   -5.32%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                      Performance
                               1       5       10      Inception
                              Year    Year    Year     (8/31/92)
---------------------------------------------------------------
Global Fund                   1.49%   11.56%   -         9.51%
Salomon Smith Barney         -4.26%    6.42%   -         6.06%
   World Gov't. Bond Index
MSCI World Equity (Free)     25.12%   20.09%   -        17.22%
   Index
GSMI Mutual Fund Index       16.85%   17.03%   -        14.07%

GSMI Mutual Fund Index

An unmanaged index compiled by Brinson Partners, currently constructed as follows:

40% Wilshire 5000 Equity        3% Merrill Lynch High
     Index                          Yield Master
22% MSCI World Ex USA               Index
     (Free) Index               3% MSCI Emerging
21% Salomon Smith Barney            Markets Free
     BIG Bond Index                 Index
9% Salomon Smith Barney         2% JP Morgan EMBI+
     Non-U.S. Gov't.
     Bond Index

From time to time, underlying indices may change.

MSCI World Equity (Free) Index


A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Salomon Smith Barney World Government Bond Index


A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

Global Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs a core/value equity strategy, and invests primarily in a portfolio of global equity securities, which may include dividend-paying securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

    21.93%   17.26%  10.72%   14.03%   12.87%
----------------------------------------------------
      95       96      97       98       99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.47%.

Best Quarter:    Q4 1998    14.25%
Worst Quarter:   Q3 1998    -9.97%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                      Performance
                               1       5       10      Inception
                              Year    Year    Year     (1/31/94)
---------------------------------------------------------------
Global Equity Fund           12.87%   15.29%   -        11.94%
MSCI World Equity            25.12%   20.09%   -        16.52%
   (Free) Index



MSCI World Equity (Free) Index


A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Global Technology Fund

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of technology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

The selection of companies is mainly influenced by a strong competitive position allowing the Fund to participate in the growth of each industry. Furthermore, the quality of the management, the technological innovation and the revenue growth of the companies are very important.

The Fund's benchmark is the Morgan Stanley High Tech Index.

Investments in equity securities may include:

* Common stock
* Preferred stock


Given that the Fund invests primarily in technology-related securities, there is a risk that economic factors such as patent considerations, intense competition, rapid technological changes and obsolescence may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Technology Companies

Technology companies develop, sell, or significantly benefit from the use of technology products and services. The term technology includes electronics, data processing, semi-conductors, telecommunications, and technology services.

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley High Tech Index

The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The index was developed with a base value of 200 as of December 16, 1994, and is rebalanced annually.

Global Biotech Fund

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies


Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of biotechnology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

Stock selection is based on bottom-up, fundamental analysis. Biotechnology companies generate value by developing new kinds of drugs and technologies. The basis of the fundamental analysis is to analyze the science behind the drugs and technologies.

Although the Fund may invest anywhere in the world, it principally invests in the equity securities contained in the NASDAQ Biotech Index, which consists of 200 companies. One company currently represents approximately 30% of this index, occasionally causing direct comparison to the Fund to be distorted.

Investments in equity securities may include:

* Common stock

* Preferred stock

Given that the Fund invests primarily in biotechnology-related securities, there is a risk that factors such as patent considerations, intense competition, rapid technological changes and obsolescence, and government regulation may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Biotechnology Companies

Companies focusing on research, product development, product manufacture and distribution in the biotechnology sector. The majority of companies are newly established and have a single product in its early development stage.

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

NASDAQ Biotech Index

The NASDAQ Biotech Index is a capitalization-weighted index of 200 biotechnology stocks listed on the NASDAQ exchange. The index was developed with a base value of 200 as of November 1, 1993.

Global Bond Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs a fixed income strategy, and invests primarily in a portfolio of global debt securities that may also provide the potential for capital appreciation. The Fund is a non-diversified portfolio.

Normally, at least 65% of the Fund's assets are invested in long-term debt securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in fixed income markets listed in the Salomon Smith Barney World Government Bond Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:

* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of global (ex-U.S.) governments
* Debt securities of corporations

* Mortgage-backed securities
* Asset-backed securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance


The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

    -3.49%    20.32%     9.30%     1.63%     11.98%    -6.27%
---------------------------------------------------------------------
      94        95        96        97         98        99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -0.99%.

Best Quarter:    Q3 1998     6.06%
Worst Quarter:   Q1 1999    -3.33%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                      Performance
                               1       5       10      Inception
                              Year    Year    Year     (7/31/93)
---------------------------------------------------------------
Global Bond Fund             -6.27%    7.00%   -         5.45%
Salomon Smith Barney         -4.26%    6.42%   -         6.02%
   World Government
   Bond Index

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.


Long-Term Debt

Debt securities with an initial maturity of more than one year.

Salomon Smith Barney World Government Bond Index


A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

U.S. Balanced Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a wide range of U.S. equity, fixed income and money market securities. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed income securities.

All selection decisions are made relative to the U.S. Balanced Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:

* Common stock
* Preferred stock


Investments in fixed income securities may include:

* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of U.S. corporations
* Mortgage-backed securities
* Asset-backed securities
* When-issued securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

     25.48%   11.32%    13.22%    9.92%    -6.95%
----------------------------------------------------------
       95       96        97        98       99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -0.95%.

Best Quarter:    Q2 1997    7.10%
Worst Quarter:   Q3 1999   -5.12%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                      Performance
                               1       5       10      Inception
                              Year    Year    Year     (12/31/94)
---------------------------------------------------------------
U.S. Balanced Fund           -6.95%   10.09%   -        10.09%
Salomon Smith Barney         -0.84%    7.74%   -         7.74%
   BIG Bond Index
Wilshire 5000 Equity         23.56%   27.06%   -        27.06%
   Index
U.S. Balanced Mutual         14.66%   20.14%   -        20.14%
   Fund Index

U.S. Balanced Mutual Fund Index

Compiled by Brinson Partners, this unmanaged index represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.


From time to time, underlying indices may change.

Wilshire 5000 Equity Index

A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

Salomon Smith Barney Broad Investment Grade (BIG) Bond Index

A broad-based index that includes U.S. bonds with over one year to maturity.

U.S. Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies


The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

All selection decisions are made relative to the Wilshire 5000 Equity Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:

* Common stock
* Preferred stock

   Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

   40.58%   25.65%    24.76%    18.57%    -4.05%
---------------------------------------------------------
     95       96        97        98        99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.83%.

Best Quarter:   Q4  1998    16.35%
Worst Quarter:  Q3  1999   -14.25%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                      Performance
                               1       5       10      Inception
                              Year    Year    Year     (2/28/94)
---------------------------------------------------------------
U.S. Equity Fund             -4.05%   20.17%   -        16.71%
Wilshire 5000 Equity         23.56%   27.06%   -        22.60%
    Index

Wilshire 5000 Equity Index

A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. Value Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies


The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

The Fund invests primarily in securities in the Russell 1000(R) Value Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Russell 1000(R) Value Index

The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(R) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

U.S. Large Cap Equity Fund
(formerly the U.S. Large Capitalization Equity Fund)

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of U.S. large cap companies. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the Standard & Poor's 500 Equity Index ("S&P 500 Index"), the benchmark against which the Fund measures its portfolio.


Investments in equity securities may include:
* Common stock
* Preferred stock

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Return for the period ended 12/31*

[BAR CHART APPEARS HERE]

-11.05%
-------
  99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -9.35%.

Best Quarter:    Q4   1998    15.44%
Worst Quarter:   Q3   1999   -15.36%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                          Performance
                     1       5      10     Inception
                    Year    Year   Year    (4/30/98)
-----------------------------------------------------
U.S. Large Cap
     Equity Fund   -11.05%    -     -       -3.53%
S&P 500 Index       21.04%    -     -       19.85%

Large Cap Companies
Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose capitalization falls below this level after purchase will continue to be considered large cap companies.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

S&P 500 Index
A broad cap market-weighted index that includes common stocks of the leading companies in the top industries in the United States. It is designed to provide a representative indication of the capitalization and return of the large cap U.S. equity market.

U.S. Large Cap Growth Fund
(formerly the U.S. Large Capitalization Growth Fund)

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies

The Fund employs a growth equity strategy, and invests primarily in a portfolio of equity securities of large cap growth companies. The Fund is a non-diversified portfolio.

All selection decisions are made relative to the Russell 1000(R) Growth Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in securities issued by large cap growth companies.
* Up to 20% of the Fund's assets may be invested in foreign securities.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

24.90%   32.73%
---------------
98       99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was 7.15%.

Best Quarter:    Q4 1998    26.41%
Worst Quarter:   Q3 1998   -12.67%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                 Performance
                      1         5         10      Inception
                     Year      Year      Year     (10/31/97)
------------------------------------------------------------
U.S. Large Cap      32.73%       -         -        28.53%
     Growth Fund
Russell 1000(R)     33.16%       -         -        36.00%
     Growth Index
S&P 500 Index/1/    21.04%       -         -        26.23%


(1) The Advisor has changed the Fund's benchmark index from the S&P 500 Index to the Russell 1000(R) Growth Index based on the Advisor's determination that the Russell 1000(R) Growth Index is more representative of the Fund's investment strategies.

Large Cap Growth Companies
Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose capitalization falls below this level after purchase will continue to be considered large cap growth companies.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Russell 1000(R) Growth Index
The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(R) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

U.S. Small Cap Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy, and will invest primarily in publicly traded companies represented in the Wilshire Small Stock Index.

All selection decisions are made relative to the Wilshire Small Stock Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in equity securities issued by U.S. small cap companies.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Wilshire Small Stock Index
This benchmark represents approximately the smallest 10% of the Wilshire 5000 Equity Index in terms of capitalization. The Wilshire 5000 Equity Index is a broad-based, market cap weighted index that includes all U.S. common stocks.

U.S. Small Cap Growth Fund
(formerly the U.S. Small Capitalization Growth Fund)

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies

The Fund employs a growth equity strategy. Under normal conditions, the Fund invests at least 65% of its assets in equity securities of U.S. small cap companies.

All selection decisions are made relative to the Russell 2000 Growth Index, the benchmark against which the Fund measures its portfolio.

The Fund may also invest in securities of emerging growth companies. The Fund may invest up to 20% of its assets in foreign securities.

Investments in equity securities may include:
* Common stock
* Preferred stock


The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

-6.70%   41.70%
---------------
98       99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was 22.37%.

Best Quarter:    Q4 1999    32.94%
Worst Quarter:   Q3 1998   -23.86%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                 Performance
                         1         5        10    Inception
                        Year      Year     Year   (9/30/97)
-----------------------------------------------------------
U.S. Small Cap         41.70%      -        -      10.33%
    Growth Fund
Russell 2000 Growth    43.09%      -        -      13.51%
    Index
Russell 2000 Index/1/  21.26%      -        -       6.08%


/1/ The Advisor has changed the Fund's benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index based on the Advisor's determination that the Russell 2000 Growth Index is more representative of the Fund's investment strategies.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Emerging Growth Companies
Small or medium sized companies that have passed their start-up phase and are showing positive earnings, as well as potential for achieving significant profit in a relatively short period of time.

Russell 2000 Growth Index

An unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

U.S. Real Estate Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a specialized sector strategy. Normally, the Fund invests at least 65% of its assets in real estate equity securities, including real estate investment trusts (REITs). The Fund is a non-diversified portfolio.

Although the Fund may invest in any real estate related security, the Morgan Stanley REIT Index serves as its benchmark.

Investments in equity securities may include:
* Common stock
* Preferred stock


Given that the Fund invests primarily in securities issued by REITs, there is a risk that changes in real estate values or economic downturns can have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

REITs
Publicly traded companies that own and often operate real property and/or invest in mortgage and mortgage-backed securities.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley REIT Index
The Morgan Stanley REIT Index is a total-return index comprised of the most actively-traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

U.S. Bond Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a fixed income strategy, and invests primarily in a portfolio of investment-grade fixed income securities that may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in U.S. long-term debt securities.

All selection decisions are made relative to the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, the benchmark against which the Fund measures its portfolio.


Investments in fixed income securities may include:
* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of U.S. corporations
* Mortgage-backed securities
* Asset-backed securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

3.53%   9.64%   8.37%   -1.04%
------------------------------
96      97      98       99


*The Fund's total return for the period January 1, 2000 through March 31, 2000 was 1.95%

Best Quarter:    Q4 1995    4.55%
Worst Quarter:   Q1 1996   -2.23%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                               Performance
                         1         5       10   Inception
                        Year      Year    Year  (8/31/95)
----------------------------------------------------------
U.S. Bond Fund         -1.04%      -       -      5.94%
Salomon Smith Barney   -0.84%      -       -      6.05%
    BIG Bond Index


Investment-Grade
Fixed income securities possessing a minimum rating of:
* BBB by Standard & Poor's Ratings Group ("S&P") or
* Baa by Moody's Investors Services, Inc. ("Moody's") or
* If unrated, are determined to be of comparable quality by the Advisor.

   Long-Term Debt
Debt securities with an initial maturity of more than one year.

Salomon Smith Barney
Broad Investment Grade (BIG) Bond Index
A broad-based index that includes U.S. bonds with over one year to maturity.

High Yield Fund

Objectives
The Fund's primary objective is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. The Fund also seeks capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

Principal Strategies

The Fund employs a fixed income strategy, and invests primarily in a portfolio of U.S. higher-yielding, lower-rated bonds:
* Under normal conditions, at least 65% of the Fund's assets are invested in fixed income securities that provide higher yields and are "lower-rated"
* Up to 25% of the Fund's assets may be invested in foreign securities

All selection decisions are undertaken relative to the Merrill Lynch High Yield Master Index, the benchmark against which the Fund measures its portfolio.


Investments in fixed income securities may include:
* Debt securities of corporations
* Zero coupon securities
* Asset-backed securities
* When-issued securities
* Eurodollar securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

7.75%   4.85%
-------------
98      99


*The Fund's total return for the period January 1, 2000 through March 31, 2000 was -3.85%.

Best Quarter:    Q4 1998    4.32%
Worst Quarter:   Q1 2000   -3.85%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                     Performance
                             1         5        10    Inception
                            Year      Year     Year   (9/30/97)
----------------------------------------------------------------
High Yield Fund             4.85%      -        -       6.66%
Merrill Lynch High Yield    1.57%      -        -       3.48%
    Master Index


Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
* Ba or lower by Moody's or
* BB or lower by S&P.
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Merrill Lynch High Yield Master Index
An index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.

Emerging Markets Debt Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.


Principal Strategies
The Fund employs a fixed income strategy, and intends to invest primarily in a portfolio of debt securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the J.P. Morgan Emerging Markets Bond Index Plus, the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its total assets in debt securities issued by:
* Governments
* Government-related entities (including participations in loans between governments and financial institutions)
* Corporations
* Entities organized to restructure outstanding debt of issuers in emerging markets

The Fund also invests in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

A substantial amount of the assets of the Fund may be invested in higher-yielding, lower-rated bonds.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

J.P. Morgan Emerging Markets Bond Index Plus
Comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

Global (Ex-U.S.) Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of global (ex-U.S.) issuers.

Principal Strategies

The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States.

Although it may invest anywhere in the world, the Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International ("MSCI") World Ex USA (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

0.94%   15.55%   12.75%   5.74%   14.39%   19.16%
-------------------------------------------------
94      95       96       97      98       99


*The Fund's total return for the period January 1, 2000 through March 31, 2000 was -4.25%.

Best Quarter:    Q4 1998    17.15%
Worst Quarter:   Q3 1998   -13.66%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                         Performance
                            1         5         10        Inception
                           Year      Year      Year       (8/31/93)
--------------------------------------------------------------------
Global (Ex-U.S.) Equity   19.16%    13.42%       -         10.01%
    Fund
MSCI World Ex USA         27.77%    13.12%       -         11.28%
    (Free) Index


MSCI World Ex USA (Free) Index
An unmanaged, market driven broad based securities index which includes global (ex-U.S.) equity markets in terms of capitalization and performance.

Emerging Markets Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.


Principal Strategies
The Fund employs a core/value equity strategy, and intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its assets in the equity securities of issuers in emerging markets or securities on which the return is derived from the equity securities of issuers in emerging markets, such as equity swap contracts and equity index swap contracts.

Up to 35% of the Fund's assets may be invested in higher-yielding, lower-rated bonds. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside of the United States.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index
A market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor.

Risk Considerations

The chart below illustrates the primary risks of investing in the Funds.

                               Foreign   Geographic              Industry                             Non-
                               Country    Concen-    High        Concen-     Interest              Diversifi-    Pre-       Small
                 Credit      & Currency   tration    Yield       tration       Rate      Market      cation     payment    Company
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                       *                                              *         *
------------------------------------------------------------------------------------------------------------------------------------
Global
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Global
Technology Fund                   *                                  *                     *            *
------------------------------------------------------------------------------------------------------------------------------------
Global
Biotech Fund                      *                                  *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
Global
Bond Fund                         *                                              *         *            *          *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Balanced Fund                                                                    *         *                       *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Value
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Equity Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Growth Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Equity Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Growth Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate
Equity Fund                                                          *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Bond Fund                                                                        *         *                       *
------------------------------------------------------------------------------------------------------------------------------------
High
Yield Fund            *                                    *                     *         *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *           *                     *         *            *
Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
Global (Ex-U.S.)
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *                                           *            *                      *
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

All Fund investments are subject to risk and may decline in value. Each Fund's exposure depends upon its specific investment practices. The amount and types of risk vary depending on:
* The investment objective(s)
* The Fund's ability to achieve its objectives
* The markets in which the Fund invests
* The investments the Fund makes in those markets
* Prevailing economic conditions over the period of an investment

Please note that there are other circumstances that could adversely affect your investment and potentially prevent a Fund from achieving its objectives.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

Foreign Country and Currency Risks
The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging markets countries.

The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. If a Fund held investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, was impacted. To the extent the Funds hold non-U.S. dollar denominated securities (Euro or other), they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Geographic Concentration Risk
The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

High Yield Risk
The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Industry Concentration Risk
The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry in which a Fund's investments are concentrated.

Interest Rate Risk
The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of a Fund's securities to fall, while a decline in prevailing interest rates may produce an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

The investment objective of each Fund is "fundamental" and may be changed only with shareholder approval. Unless otherwise stated, each Fund's investment policies are not fundamental and may be changed by the Trust's Trustees without a shareholder vote. There can be no assurance that the Funds will be able to attain their objectives.

Each Fund's primary investment practices and strategies are discussed in this prospectus. Other practices, and their related risks, are described in the Statement of Additional Information ("SAI").

Market Risk
The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


Non-Diversification Risk
The risk that a non-diversified Fund will be more volatile than a diversified Fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified Fund's net asset value.

Portfolio Turnover
The Funds generally intend to purchase securities for long-term investment. Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Prepayment Risk
The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

Small Company Risk
The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of The Brinson Funds-Class I shares.

Shareholder Transaction Fees

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases     None

Emerging Markets Equity Fund:
      Purchase/Redemption Transaction Fee    1.50%*

* This transaction charge is paid to the Fund and used by it to defray transaction costs associated with each purchase and sale of securities by the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, expressed as a % of average net assets)

                                                                                 Amount of Fee    Total Fund Operating
                                                                                 Waiver and/or     Expenses (after fee
                                   Investment        Other     Gross Operating     Expense        waiver and/or expense
(06/30/99)                      Advisory Fees/1/  Expenses/1/    Expenses/1/    Reimbursement/1/    reimbursement)/1/
-----------------------------------------------------------------------------------------------------------------------
Global                                 0.80%         0.16%          0.96%            0.00%              0.96%
Global Equity                          0.80%         0.25%          1.05%            0.05%              1.00%
Global Technology/2/                   1.40%         0.15%          1.55%            0.00%              1.55%
Global Biotech/2/                      1.15%         0.15%          1.30%            0.00%              1.30%
Global Bond                            0.75%         0.15%          0.90%            0.00%              0.90%
U.S. Balanced                          0.70%         0.26%          0.96%            0.16%              0.80%
U.S. Equity                            0.70%         0.10%          0.80%            0.00%              0.80%
U.S. Value Equity/2/                   0.70%         0.15%          0.85%            0.00%              0.85%
U.S. Large Cap Equity                  0.70%         0.59%          1.29%            0.49%              0.80%
U.S. Large Cap Growth/3/               0.70%         1.68%          2.38%            1.58%              0.80%
U.S. Small Cap Equity/2/               1.00%         0.15%          1.15%            0.00%              1.15%
U.S. Small Cap Growth/3/               1.00%         0.32%          1.32%            0.17%              1.15%
U.S. Real Estate Equity/2/             0.90%         0.15%          1.05%            0.00%              1.05%
U.S. Bond                              0.50%         0.11%          0.61%            0.01%              0.60%
High Yield/3/                          0.60%         0.23%          0.83%            0.13%              0.70%
Emerging Markets Debt/2/               0.65%         0.50%          1.15%            0.00%              1.15%
Global (Ex-U.S.) Equity                0.80%         0.19%          0.99%            0.00%              0.99%
Emerging Markets Equity/2/             1.10%         0.50%          1.60%            0.00%              1.60%

(1) The Advisor has irrevocably agreed to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Funds do not exceed the percentages noted in the chart on page 26.

(2) The fees and expenses noted for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates.


(3) The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund were created as the result of a reorganization of three corresponding funds of UBS Private Investor Funds, Inc. into these Funds on December 18, 1998. The fees and expenses of these three Funds are based on fees and expenses incurred for the period January 1, 1999 through June 30, 1999 (annualized).

Expense Example

This example is intended to help you compare the cost of investing in the Brinson Funds-Class I shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                1 year  3 years  5 years  10 years
Global Fund                       $ 98     $306     $531    $1,178
Global Equity Fund                $102     $318     $552    $1,225
Global Technology Fund            $158     $490     $845    $1,845
Global Biotech Fund               $132     $412     $713    $1,568
Global Bond Fund                  $ 92     $287     $498    $1,108
U.S. Balanced Fund                $ 82     $255     $444    $  990
U.S. Equity Fund                  $ 82     $255     $444    $  990
U.S. Value Equity Fund            $ 87     $271     $471    $1,049
U.S. Large Cap Equity Fund        $ 82     $255     $444    $  990
U.S. Large Cap Growth Fund        $ 82     $255     $444    $  990
U.S. Small Cap Equity Fund        $117     $365     $633    $1,398
U.S. Small Cap Growth Fund        $117     $365     $633    $1,398
U.S.Real Estate Equity Fund       $107     $334     $579    $1,283
U.S. Bond Fund                    $ 61     $192     $335    $  750
High Yield Fund                   $ 72     $224     $390    $  871
Emerging Markets Debt Fund        $117     $365     $633    $1,398
Global (Ex-U.S.) Equity Fund      $101     $315     $547    $1,213
Emerging Markets Equity Fund      $163     $505     $871    $1,900

Investment Advisor

Advisory Fees
The following chart shows the investment advisory fees payable to Brinson Partners, before fee waivers, by each Fund during its last fiscal year.



Investment Advisory Fees
(expressed as a percentage of average net assets)

Global Fund                                    0.80%
Global Equity Fund                             0.80
Global Technology Fund/1,2/                    1.40
Global Biotech Fund/1,2/                       1.15
Global Bond Fund                               0.75
U.S. Balanced Fund                             0.70
U.S. Equity Fund                               0.70
U.S. Value Equity Fund/1,2/                    0.70
U.S. Large Cap Equity Fund                     0.70
U.S. Large Cap Growth Fund                     0.70
U.S. Small Cap Equity Fund/1,2/                1.00
U.S. Small Cap Growth Fund                     1.00
U.S. Real Estate Equity Fund/1,2/              0.90
U.S. Bond Fund                                 0.50
High Yield Fund                                0.60
Emerging Markets Debt Fund/1,2/                0.65
Global (Ex-U.S.) Equity Fund                   0.80
Emerging Markets Equity Fund/1,2/              1.10



(1) Management fees shown for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates as the Funds had not commenced operations as of the date of this prospectus.

(2) The Advisor is entitled to reimbursement of advisory fees waived during any of the previous five years, provided that the reimbursement will never cause the total operating expense ratio to exceed the limits in the table below.

The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Fund-Class I shares do not exceed the following amounts for each of the respective Funds:

Global Fund                     1.10%
Global Equity Fund              1.00
Global Technology Fund          1.55
Global Biotech Fund             1.30
Global Bond Fund                0.90
U.S. Balanced Fund              0.80
U.S. Equity Fund                0.80
U.S. Value Equity Fund          0.85
U.S. Large Cap Equity Fund      0.80
U.S. Large Cap Growth Fund      0.80
U.S. Small Cap Equity Fund      1.15
U.S. Small Cap Growth Fund      1.15
U.S. Real Estate Equity Fund    1.05
U.S. Bond Fund                  0.60
High Yield Fund                 0.70
Emerging Markets Debt Fund      1.15
Global (Ex-U.S.) Equity Fund    1.00
Emerging Markets Equity Fund    1.60

About the Advisor
Brinson Partners, Inc., a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 1999, Brinson Partners was responsible for the management of USD 159 billion in institutional assets.

Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed both U.S. and non-U.S. investment portfolios since 1974 and global investment portfolios since 1982. Brinson Partners is an indirect wholly owned subsidiary of UBS AG, and a core business area within the UBS Asset Management Division.

The UBS Asset Management Division is responsible for the institutional asset management activities of UBS, and employs more than 1,800 people worldwide. The Division manages USD 360 billion of institutional assets, including USD 236 billion of discretionary institutional assets on an active basis, as well as mutual fund assets for UBS Private Banking which total over USD 124 billion. Clients include corporations, public funds, endowments, foundations, central banks and other investors located throughout the world.

Portfolio Management
Investment decisions for the Funds are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, Ill 60604-1295

Pricing of Fund Shares

The Brinson Fund--Class I shares are bought and sold at net asset value ("NAV"), which is calculated as of the close of business on each day that the New York Stock Exchange ("NYSE") is open (currently 4:00 p.m. Eastern time). A Fund's securities are valued based on the last sale price or, where market quotations are not readily available, are based on fair value as determined in good faith by the Trust's Board of Trustees.

Foreign securities are valued at their closing prices on the exchange on which they are traded. The resulting values are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.


Purchase and redemption orders for shares received in good form by the close of regular trading (currently 4:00 p.m., Eastern time) are priced according to the NAV determined on that day. Purchase and redemption orders received after the close of trading are priced according to the next determined price per share. The Funds reserve the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

How the Funds Calculate NAV

The NAV of a class of shares of a Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

Purchasing Shares


The minimum initial investment for shares of the Global Technology Fund, Global Biotech Fund and U.S. Real Estate Equity Fund is $2,500. Subsequent investments for shares of the Global Technology Fund, Global Biotech Fund and U.S. Real Estate Equity Fund will be accepted in minimum amounts of $100. The minimum initial investment for shares of each other Fund is $1,000,000. Subsequent investments for shares of each other Fund will be accepted in minimum amounts of $2,500. The minimum purchase requirement for Individual Retirement Accounts ("IRAs") is $2,000. The Funds reserve the right to vary the investment minimums and subsequent minimums for additional investments at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor at its discretion. Purchases may be made in one of the following ways:

By Telephone

Call 1-800-448-2430 to arrange for a telephone transaction.

If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.


By Mail

Complete and sign an application for Class I shares.

Make your check payable to "Brinson __________ Fund - Class I."

If you are adding to your existing account, enclose the remittance portion of your account statement and include the amount of investment, account name and number.

Mail your application and/or check to:
The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798


By Wire

If you are opening a new account, call the Funds at 1-800-448-2430 to arrange for a wire transaction.

Then wire federal funds to:

The Chase Manhattan Bank
ABA#021000021
DDA#9102-783504
FBO: "Brinson ________ Fund - Class I" and include your name and new account number.

Complete and sign an application for Class I shares and mail immediately following the initial wire transaction to:

The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

If you are adding to your existing account, you do not need to call the Funds to arrange for a wire transaction, but be sure to include your name and account number.


Through Financial Institutions/Professionals

In some cases, the Funds have entered into one or more Sales Agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee accepts the order. Such orders will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Telephone orders are accepted from broker-dealers or service organizations if they have been previously approved by the Funds.

Brinson Partners, or its affiliates, may, from its own resources, compensate Service Providers for services performed with respect to a Fund's Class I shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. Payments made for any of these purposes may be made from Brinson Partners' revenues, its profits or any other sources available. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.


If you have any questions or need further information, call 1-800-448-2430.
The Brinson Funds strongly discourage market timers and short-term traders from investing in the funds.

The Funds will not accept a check endorsed over by a third party. The Funds reserve the right to reject any purchase order and to suspend the offering of shares of The Brinson Funds. This includes purchase orders that, in the reasonable belief of the Funds, have been made by market timers or short-term traders.


You will be subject to a 1.50% transaction charge in connection with your purchase of shares of the Emerging Markets Equity Fund. Shares of the Fund are sold at a price which is equal to the NAV of such shares, plus the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gains distributions. The transaction charge is paid to the Fund and used by it to defray the transaction costs associated with each purchase and sale of securities within the Fund.

Exchanging Shares


You can exchange your Class I shares for Class I shares of other Funds. Exchanges will not be permitted between the Brinson Funds-Class I shares and either the UBS Investment Funds class of shares or the Brinson Funds-Class N shares.

Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Under certain circumstances, the Funds may:
* Limit the number of exchanges between Funds
* Reject a telephone exchange order
* Modify or discontinue the exchange privilege upon 60 days' written notice

Exchanged Funds are subject to the minimum initial investment requirement. The procedures that apply to redeeming shares also apply to exchanging shares. An exchange is the sale of shares of one Fund and purchase of shares of another and could result in taxable gain or loss in a non-tax sheltered account.

Account Options

The following account options are available. There are no charges for the programs noted below and you may change or terminate these plans at any time by written notice to the Funds. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

Automatic Investment Plan

Through this option, money can be electronically deducted from your checking, savings or bank money market accounts and invested in the Funds each month or quarter.

Complete the Automatic Investment Plan Application, which is available upon request by calling 1-800-448-2430, and mail it to the address indicated.


The initial $2,500 minimum investment still applies for the Global Technology Fund, Global Biotech Fund and U.S. Real Estate Equity Fund, however, subsequent investments in these Funds can be as little as $100. The initial $1,000,000 minimum investment still applies to each of the other Funds, however, subsequent investments can be as little as $2,500.

Systematic Withdrawal Plan

The Funds may alter or terminate the Automatic Investment Plan at any time.

If you have a minimum of $1,000,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

Withdrawals are drawn from share redemptions and must be a minimum of $500 per payment. Under the Systematic Withdrawal Plan ("SWP"), you must elect to have dividends and distributions automatically reinvested in additional Fund shares.


The Funds may terminate any SWP if the value of the account falls below $50,000 due to share redemptions or an exchange of shares for Class I shares of another Fund.

Individual Retirement Account

You may open an IRA, a tax-deferred retirement account, with the Funds if you are under age 70 1/2. The minimum purchase requirement for an IRA is $2,000.

Redeeming Shares

Your shares will be redeemed at the NAV next calculated after your order is received by the Funds' transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Your order will be processed promptly and you will generally receive the proceeds within seven days.

Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed once the check clears, which may take up to 15 days.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than in cash) if the amount you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

You will be subject to a 1.50% transaction charge in connection with each redemption of shares of the Emerging Markets Equity Fund. Redemption requests for the Emerging Markets Equity Fund are paid at the NAV less the transaction charge. Redemptions which are made in kind with securities are not subject to the transaction charge.

You may redeem some or all of your shares any day the NYSE is open for business by doing one of the following (if you have any questions, call the transfer agent at 1-800-448-2430).

By Telephone

If you have chosen the telephone redemption privilege on the initial application or subsequently arranged in writing, you may call 1-800-448-2430 to redeem shares.

By Mail

Shareholders may sell shares by making a written request to:

The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Funds may require a signature guarantee for certain redemptions (see "Signature Guarantees" below).

By Bank Wire

If you have chosen the wire redemption privilege on the initial application or subsequently arranged in writing, you may request the Funds to wire your proceeds to a predesignated bank account.

Call 1-800-448-2430.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.

Through Financial Institutions/Professionals

Contact your financial institution or professional for more information. If you purchased shares through an Authorized Dealer or Sub-designee, you should contact it for more information.

Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

Redemption requests should be accompanied by the Fund's name, your Fund account number and the dollar amount or number of shares to be redeemed. The Fund will mail a check to your account address or, if you have elected the wire redemption privilege, the Fund will wire the proceeds to your bank.

Signature Guarantees
To protect your account from fraud, the Fund and its agent may require a signature guarantee for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

Telephone Transactions
You may give up some level of security by choosing to buy or sell shares by telephone, rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If they do not employ these procedures, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Transfer of Securities
Under certain circumstances, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. (Please see the SAI for more information.)

Dividends and Distributions

Each Fund passes most of its net investment income along to investors in the form of distributions. All shareholders of a Fund are entitled to a proportionate share of the Fund's net income and realized capital gains on its investments.

Net investment income for all of the Funds consists of all dividends and interest received, less expenses (including fees payable to the Advisor and its affiliates).

Dividends from net investment income are declared, and paid, by each Fund semi-annually - in June and December. In December, the Funds will distribute substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1(or date of the creation of the Fund, if later) and ending October 31. At the same time, the Funds will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on each class might be affected differently by the allocation of other class-specific expenses.

Unless you notify the transfer agent in writing that you elect to receive your income dividends and capital gains distributions in cash, all will be reinvested automatically in additional Fund shares of the same class of a Fund. Distribution options may be changed at any time by requesting a change in writing. Dividends are reinvested on the reinvestment date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to taxes.

Tax Considerations

Following is a brief discussion of the general tax treatment of various distributions from the Funds. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax advisor about federal, state and local tax considerations.


In general, distributions from a Fund are taxable to you as either ordinary income or capital gains, depending upon how long the Fund has held the underlying assets. This is true whether you invest your distributions in additional shares of a Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign investors may be subject to U.S. withholding and estate tax.

If any of the following situations apply to you, the Funds will be required by the IRS to withhold 31% of your taxable distributions:
* you do not provide your correct taxpayer identification number, or
* you do not certify that such number is correct, or
* the IRS instructs the Fund to do so.

Buying a Dividend
If you buy shares in a stock Fund just before the Fund makes any distribution, or if you buy shares in any fixed income Fund just prior to a capital gains distribution, you will receive some of the purchase price back in the form of a taxable distribution.

Shareholders will be advised annually of the source and the tax status of all Fund distributions for federal income tax purposes.

Multiple Classes


The Funds are series of The Brinson Funds, a Delaware business trust, and currently offer three classes of shares: Brinson Funds-Class I, Brinson Funds-Class N and UBS Investment Funds Class of shares.

Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Bond Fund and Global (Ex-U.S.) Equity Fund
The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1999 (the "Annual Report"). In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report to Shareholders (the "Semi-Annual Report") dated December 31, 1999. Additional performance and financial data and related notes are contained in the Annual Report and the Semi-Annual Report, which are available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 1999 and the Reports, as well as the Semi-Annual Report, are incorporated by reference into the SAI.

U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund
The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund (collectively, the "New Funds") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Fund, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") The New Funds had no operations prior to the Reorganizations. The New Funds have fiscal years ending on June 30.

The selected financial information in the following table, for the year ended June 30, 1999, has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the Annual Report. In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report dated December 31,1999. The selected financial information in the following table for the year ended December 31, 1998 has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the New Funds' Annual Report to Shareholders (the "New Funds' Report") dated December 31, 1998. The selected financial information in the following table for the year ended December 31, 1997 has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Predecessor Funds' Reports") appear in the Predecessor Funds' Annual Report to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, the Semi-Annual Report, the New Funds' Report and the Predecessor Funds' Annual Reports (collectively, the "New Funds' and Predecessor Funds' Reports"), which are available without charge upon request. The New Funds' financial statements for the fiscal years ended June 30, 1999 and December 31, 1998, and the Predecessor Funds' financial statements for the fiscal year ended December 31, 1997, and the New Funds' and Predecessor Funds' Reports, are incorporated by reference into the SAI.

Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund, and Emerging Markets Equity Fund
No financial information is presented for these Funds as they had not commenced operations as of the date of this prospectus.

Financial Highlights-Fiscal Years Ended June 30 and December 31; and Semi-Annual Period Ended December 31, 1999

The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' and the Predecessor Funds' financial statements.


                                                   Income (Loss) from Investment
                                                               Operations                     Less Distributions
                                            -------------------------------------------  -----------------------------
                                                                                         Distributions   Distributions
                                                                               Total        from and        from and
                                  Net asset                        Net        income       in excess       in excess
                                    value-        Net         realized and  (loss) from      of net         of net       Total
                                  beginning    Investment      unrealized    investment     investment      realized    Distribu-
Year                              of period   income (loss)    gain (loss)   operations       income          gain        tions
BRINSON GLOBAL FUND-Class I (Commencement of Operations August 31, 1992)/2/
1995                               $ 10.43           0.43           0.86         1.29         (0.27)         (0.10)       (0.37)
1996                               $ 11.35           0.44           1.37         1.81         (0.62)         (0.32)       (0.94)
1997                               $ 12.22           0.38           1.79         2.17         (0.61)         (0.65)       (1.26)
1998                               $ 13.13           0.37           0.62         0.99         (0.65)         (0.70)       (1.35)
1999                               $ 12.77           0.30           0.25         0.55         (0.46)         (0.84)       (1.30)
1999 (December 31st) (unaudited)   $ 12.02           0.12/3/       (0.27)       (0.15)        (0.18)         (0.52)       (0.70)

BRINSON GLOBAL EQUITY FUND-Class I (Commencement of Operations January 28, 1994)/2/
1995                               $  9.49           0.18           0.39         0.57         (0.04)         (0.09)       (0.13)
1996                               $  9.93           0.18           2.29         2.47         (0.14)         (0.69)       (0.83)
1997                               $ 11.57           0.16           2.14         2.30         (0.12)         (0.99)       (1.11)
1998                               $ 12.76           0.22           0.78         1.00         (0.17)         (1.05)       (1.22)
1999                               $ 12.54           0.14/3/        1.09         1.23         (0.17)         (0.18)       (0.35)
1999 (December 31st) (unaudited)   $ 13.42           0.03/3/        0.64         0.67         (0.08)         (1.21)       (1.29)

BRINSON GLOBAL BOND FUND-Class I (Commencement of Operations July 30, 1993)/2/
1995                               $  9.55           0.50           0.58         1.08         (0.24)             -        (0.24)
1996                               $ 10.39           0.84           0.31         1.15         (1.40)         (0.10)       (1.50)
1997                               $ 10.04           0.67           0.08         0.75         (0.96)         (0.19)       (1.15)
1998                               $  9.64           0.43/3/       (0.18)        0.25         (0.31)         (0.17)       (0.48)
1999                               $  9.41           0.39/3/       (0.07)        0.32         (0.47)         (0.08)       (0.55)
1999 (December 31st) (unaudited)   $  9.18           0.20/3/       (0.19)       (0.01)        (0.13)         (0.01)       (0.14)

BRINSON U.S. BALANCED FUND-Class I (Commencement of Operations December 30, 1994)/2/
1995                               $ 10.00           0.23           1.16         1.39         (0.16)             -        (0.16)
1996                               $ 11.23           0.44           1.04         1.48         (0.43)         (0.57)       (1.00)
1997                               $ 11.71           0.47           1.29         1.76         (0.40)         (0.54)       (0.94)
1998                               $ 12.53           0.49/3/        0.93         1.42         (0.77)         (0.94)       (1.71)
1999                               $ 12.24           0.34/3/        0.18         0.52         (0.73)         (2.65)       (3.38)
1999 (December 31st) (unaudited)   $  9.38           0.14          (0.87)       (0.73)        (0.19)         (0.06)       (0.25)

BRINSON U.S. EQUITY FUND-Class I (Commencement of Operations February 22, 1994)/2/
1995                               $  9.65           0.16           1.89         2.05         (0.14)         (0.03)       (0.17)
1996                               $ 11.53           0.17           3.31         3.48         (0.17)         (0.25)       (0.42)
1997                               $ 14.59           0.15           4.27         4.42         (0.14)         (1.23)       (1.37)
1998                               $ 17.64           0.19           3.39         3.58         (0.18)         (1.13)       (1.31)
1999                               $ 19.91           0.17/3/        2.67         2.84         (0.15)         (1.12)       (1.27)
1999 (December 31st) (unaudited)   $ 21.48           0.06/3/       (2.90)       (2.84)        (0.05)         (1.77)       (1.82)

BRINSON U.S. LARGE CAP EQUITY FUND4-Class I (Commencement of Operations April 6, 1998)
1998                               $ 10.00           0.02          (0.20)       (0.18)        (0.02)             -        (0.02)
1999                               $  9.80           0.11/3/        1.31         1.42         (0.09)             -        (0.09)
1999 (December 31st) (unaudited)   $ 11.13           0.05/3/       (2.01)       (1.96)        (0.09)         (0.95)       (1.04)

(1) Annualized.
(2) Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997.

                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                ----------------------------------------------------
                                                                                                  Ratio of Net
                                                                   Ratio of Expenses            Investment Income
                                                                     to Average Net               to Average Net
                                                                         Assets                       Assets
                                                                ------------------------    ------------------------
                          Net                        Net
                         asset        Total         assets,       Before       After         Before         After
                         value-       Return        end of       expense      expense        expense       expense        Portfolio
                         end of        (non-        period      reimburse-    reimburse-    reimburse-    reimburse-       turnover
Year                     period     annualized)    (in 000s)      ment          ment          ment           ment            rate
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
BRINSON GLOBAL FUND-Class I (Commencement of Operations August 31, 1992)/2/
1995                    $ 11.35       12.57%       $ 365,678       1.09%          N/A          4.27%          N/A            238%
1996                    $ 12.22       16.38%       $ 457,933       1.04%          N/A          3.69%          N/A            142%
1997                    $ 13.13       18.79%       $ 586,667       0.99%          N/A          3.03%          N/A            150%
1998                    $ 12.77        8.28%       $ 667,745       0.94%          N/A          2.70%          N/A             88%
1999                    $ 12.02        4.76%       $ 469,080       0.96%          N/A          2.23%          N/A            105%
1999 (December 31st)
 (unaudited)            $ 11.17      (1.19)%       $ 318,094       0.99%/1/       N/A          1.98%/1/       N/A             36%

BRINSON GLOBAL EQUITY FUND-Class I (Commencement of Operations January 28, 1994)/2/
1995                    $  9.93        6.06%       $  20,706       2.06%         1.00%         0.71%         1.77%            36%
1996                    $ 11.57       25.66%       $  27,126       1.77%         1.00%         0.57%         1.34%            74%
1997                    $ 12.76       21.26%       $  48,054       1.25%         1.00%         1.35%         1.60%            32%
1998                    $ 12.54        8.99%       $  22,724       1.02%         1.00%         1.29%         1.31%            46%
1999                    $ 13.42       10.14%       $  42,106       1.05%         1.00%         1.05%         1.10%            86%
1999 (December 31st)
 (unaudited)            $ 12.80        5.41%       $  40,734       1.05%/1/      1.00%         0.37%/1/      0.42%/1/         57%

BRINSON GLOBAL BOND FUND-Class I (Commencement of Operations July 30, 1993)/2/
1995                    $ 10.39       11.34%       $  51,863       1.43%         0.90%         5.53%         6.06%           199%
1996                    $ 10.04       11.50%       $  41,066       1.65%         0.90%         4.98%         5.73%           184%
1997                    $  9.64        7.71%       $  54,157       1.32%         0.90%         4.90%         5.32%           235%
1998                    $  9.41        2.69%       $  91,274       0.96%         0.90%         4.47%         4.53%           151%
1999                    $  9.18        3.13%       $  92,832       0.90%          N/A          4.05%          N/A            138%
1999 (December 31st)
 (unaudited)            $  9.05        0.10%       $  77,217       1.04%/1/      0.96%/1/      4.16%/1/      4.24%/1/         35%

BRINSON U.S. BALANCED FUND-Class I (Commencement of Operations December 30, 1994)/2/
1995                    $ 11.23       13.91%       $ 157,724       1.06%/1/      0.80%/1/      4.36%/1/      4.63%/1/        196%
1996                    $ 11.71       13.52%       $ 227,829       1.01%         0.80%         3.76%         3.97%           240%
1997                    $ 12.53       15.50%       $ 282,860       0.88%         0.80%         3.78%         3.86%           329%
1998                    $ 12.24       12.19%       $  80,556       0.81%         0.80%         3.88%         3.89%           194%
1999                    $  9.38        4.74%       $  37,603       0.96%         0.80%         3.00%         3.16%           113%
1999 (December 31st)
 (unaudited)            $  8.40      (7.83)%       $  32,263       0.95%/1/      0.80%/1/      2.85%/1/      3.00%/1/         42%

BRINSON U.S. EQUITY FUND-Class I (Commencement of Operations February 22, 1994)/2/
1995                    $ 11.53       21.45%       $  42,573       1.70%         0.80%         1.09%         1.99%            33%
1996                    $ 14.59       30.57%       $ 126,342       1.14%         0.80%         1.13%         1.47%            36%
1997                    $ 17.64       31.87%       $ 337,949       0.89%         0.80%         1.06%         1.15%            43%
1998                    $ 19.91       21.48%       $ 605,768       0.80%          N/A          1.12%          N/A             42%
1999                    $ 21.48       15.22%       $ 713,321       0.80%          N/A          0.82%          N/A             48%
1999 (December 31st)
 (unaudited)            $ 16.82     (13.13)%       $ 445,593       0.80%/1/       N/A          0.84%/1/       N/A             26%

BRINSON U.S. LARGE CAP EQUITY FUND4-Class I (Commencement of Operations April 6, 1998)
1998                    $  9.80      (1.83)%       $     154       1.59%/1/      0.80%/1/      0.52%/1/      1.31%/1/         12%
1999                    $ 11.13       14.54%       $  22,668       1.29%         0.80%         0.57%         1.06%            88%
1999 (December 31st)
 (unaudited)            $  8.13     (17.67)%       $  29,012       1.18%/1/      0.80%/1/      0.72%/1/      1.10%/1/         84%

(3) The net investment income per share data was determined by using average shares outstanding throughout the period.


(4) The U.S. Large Cap Equity Fund changed its name from the U.S. Large Capitalization Equity Fund on May 2, 2000.

N/A = Not Applicable.

                                                   Income (Loss) from Investment
                                                               Operations                     Less Distributions
                                            -------------------------------------------  -----------------------------
                                                                                         Distributions   Distributions
                                                                               Total        from and        from and
                                  Net asset                        Net        income       in excess       in excess
                                    value-        Net         realized and  (loss) from      of net         of net       Total
                                  beginning    Investment      unrealized    investment     investment      realized    Distribu-
Year                              of period   income (loss)    gain (loss)   operations       income          gain        tions
BRINSON U.S. LARGE CAP GROWTH FUND/4,7,8/-Class I (Commencement of Operations October 14, 1997)/9/
1997/6/                           $  10.00       0.02            (0.08)         (0.06)        (0.02)             -        (0.02)
1998 (December 31st)              $   9.92       0.06             2.38           2.44         (0.06)         (0.46)       (0.52)
1999 (June 30th)                  $  11.84       0.02             2.05           2.07             -              -            -
1999 (December 31st)
 (unaudited)                      $  13.91       0.02/3/          1.71           1.73             -          (0.95)       (0.95)

BRINSON U.S. SMALL CAP GROWTH FUND/4,7,8/-Class I (Commencement of Operations September 30, 1997)/9/
1997/6/                           $  10.00          -            (0.56)         (0.56)            -              -            -
1998 (December 31st)              $   9.44      (0.02)           (0.57)         (0.59)        (0.05)             -        (0.05)
1999 (June 30th)                  $   8.80      (0.02)            0.40           0.38             -              -            -
1999 (December 31st)
 (unaudited)                      $   9.18      (0.01)/3/         3.30           3.29             -              -            -

BRINSON U.S. BOND FUND-Class I (Commencement of Operations August 31, 1995)/2/
1996                              $  10.00       0.50            (0.14)          0.36         (0.40)         (0.03)       (0.43)
1997                              $   9.93       0.51/3/          0.32           0.83         (0.52)             -        (0.52)
1998                              $  10.24       0.53             0.53           1.06         (0.58)         (0.14)       (0.72)
1999                              $  10.58       0.58/3/         (0.26)          0.32         (0.47)         (0.15)       (0.62)
1999 (December 31st)
 (unaudited)                      $  10.28       0.31/3/         (0.27)         (0.04)        (0.56)             -        (0.56)

BRINSON HIGH YIELD FUND/4,7,8/-Class I (Commencement of Operations September 30, 1997)/9/
1997/6/                           $  10.00       0.18             0.05           0.23         (0.18)             -        (0.18)
1998 (December 31st)              $  10.05       7.30             0.02           7.32         (7.33)         (0.06)       (7.39)
1999 (June 30th)                  $   9.98       0.44/3/         (0.15)          0.29         (0.31)             -        (0.31)
1999 (December 31st)
 (unaudited)                      $   9.96       0.46/3/         (0.27)          0.19         (0.47)         (0.07)       (0.54)

BRINSON GLOBAL (EX-U.S.) EQUITY FUND-Class I (Commencement of Operations August 31, 1993)/2,3,5/
1995                              $   9.69       0.15            (0.16)         (0.01)            -              -            -
1996                              $   9.68       0.18             2.05           2.23         (0.18)         (0.56)       (0.74)
1997                              $  11.17       0.18             1.97           2.15         (0.17)         (0.56)       (0.73)
1998                              $  12.59       0.18             0.30           0.48         (0.18)         (0.74)       (0.92)
1999                              $  12.15       0.16             0.27           0.43         (0.12)         (0.12)       (0.24)
1999 (December 31st)
 (unaudited)                      $  12.34       0.04/3/          1.95           1.99         (0.07)         (0.14)       (0.21)


(1) Annualized.

(2) Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997.

(3) The net investment income per share data was determined by using average shares outstanding throughout the period.


(4) The U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund changed their names from the U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund, respectively, on May 2, 2000.

(5) The Global (Ex-U.S.) Equity Fund changed its name from the Non-U.S. Equity Fund on December 10, 1998.

(6) For the period from commencement of operations to December 31, 1997.

(7) Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of its respective investable assets in an affiliated investment company with an identical investment objective. The U.S.

                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                ----------------------------------------------------
                                                                                                  Ratio of Net
                                                                   Ratio of Expenses            Investment Income
                                                                     to Average Net               to Average Net
                                                                         Assets                       Assets
                                                                ------------------------    ------------------------
                          Net                        Net
                         asset        Total         assets,       Before       After         Before         After
                         value-       Return        end of       expense      expense        expense       expense        Portfolio
                         end of        (non-        period      reimburse-    reimburse-    reimburse-    reimburse-       turnover
Year                     period     annualized)    (in 000s)      ment          ment          ment           ment            rate

BRINSON U.S. LARGE CAP GROWTH FUND/4,7,8/-Class I (Commencement of Operations October 14, 1997)/9/
1997/6/                 $  9.92      (0.55)%       $  4,137      8.54%/1/      1.00%/1/     (6.19)%/1/      1.35%/1/         N/A
1998 (December 31st)    $ 11.84       24.90%       $  4,147      2.76%         0.99%        (1.40)%         0.37%            N/A
1999 (June 30th)        $ 13.91       17.48%       $  2,947      2.38%/1/      0.80%/1/     (1.26)%/1/      0.32%            51%
1999 (December 31st)
 (unaudited)            $ 14.69       12.98%       $  3,767      2.17%/1/      0.80%/1/     (1.29)%/1/      0.08%/1/         46%

BRINSON U.S. SMALL CAP GROWTH FUND/4,7,8/-Class I (Commencement of Operations September 30, 1997)/9/
1997/6/                 $  9.44      (5.62)%       $ 11,954      3.63%/1/      1.20%/1/     (2.53)%/1/     (0.10)%/1/        N/A
1998 (December 31st)    $  8.80      (6.70)%       $ 22,607      1.69%         1.20%        (0.76)%        (0.27)%           N/A
1999 (June 30th)        $  9.18        4.32%       $ 35,211      1.32%/1/      1.15%/1/     (0.62)%/1/     (0.45)%/1/        71%
1999 (December 31st)
 (unaudited)            $ 12.47       35.84%       $ 45,915      1.34%/1/      1.15%/1/     (0.75)%/1/     (0.56)%/1/        69%

BRINSON U.S. BOND FUND-Class I (Commencement of Operations August 31, 1995)/2/
1996                   $  9.93         3.60%       $  9,047      3.63%/1/      0.60%/1/      3.00%/1/       6.03%/1/        363%
1997                   $ 10.24         8.45%       $ 22,421      1.65%         0.60%         5.14%          6.19%           410%
1998                   $ 10.58        10.60%       $ 38,874      0.84%         0.60%         5.61%          5.85%           198%
1999                   $ 10.28         2.97%       $ 92,030      0.61%         0.60%         5.42%          5.43%           260%
1999 (December 31st)
 (unaudited)           $  9.76         0.36%       $ 74,461      0.61%/1/      0.60%/1/      5.94%/1/       5.95%/1/        103%

BRINSON HIGH YIELD FUND/4,7,8/-Class I (Commencement of Operations September 30, 1997)/9/
1997/6/                $ 10.05         2.34%       $  7,861      4.98%/1/      0.90%/1/      3.15%/1/       7.23%/1/         N/A
1998 (December 31st)   $  9.98         7.75%       $ 34,900      1.59%         0.89%         7.38%          8.08%            N/A
1999 (June 30th)       $  9.96         2.91%       $ 60,044      0.83%/1/      0.70%/1/      8.54%/1/       8.67%/1/         77%
1999 (December 31st)
 (unaudited)           $  9.61         1.89%       $ 53,461      0.83%/1/      0.70%/1/      9.14%/1/       9.27%/1/         29%

BRINSON GLOBAL (EX-U.S.) EQUITY FUND-Class I (Commencement of Operations August 31, 1993)/2,3,5/
1995                   $  9.68       (0.10)%       $148,319      1.23%         1.00%         1.93%          2.16%            14%
1996                   $ 11.17        23.64%       $212,366      1.20%         1.00%         1.67%          1.87%            20%
1997                   $ 12.59        20.27%       $420,855      1.00%         N/A           1.83%          N/A              25%
1998                   $ 12.15         4.78%       $439,329      1.00%         N/A           1.52%          N/A              49%
1999                   $ 12.34         3.65%       $490,322      0.99%         N/A           1.35%          N/A              74%
1999 (December 31st)
 (unaudited)           $ 14.12        16.29%       $522,621      0.98%/1/      N/A           0.33%/1/       N/A              32%


Large Cap Growth Fund invested solely in the UBS Investor Portfolios Trust-UBS Large Cap Growth Portfolio; the U.S. Small Cap Growth Fund invested solely in the UBS Investor Portfolios Trust-UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust-UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is also affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.

(8) Prior to the Reorganizations, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund had a fiscal year end of December 31.

(9) Reflects 10 for 1 share split effective December 9, 1998.

N/A=Not Applicable.

For More Information

More information on The Brinson Funds is available free upon request:

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")
The SAI provides more details about each Fund and its policies. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into (is legally considered part of) this prospectus.



TO OBTAIN INFORMATION:

By Telephone
Call 1-800-448-2430

By Mail
The Brinson Funds
P.O. Box 2798
Boston, MA 02208-2798

By Email
fulfill@fdinet.com

On The Internet
Text-only versions of the prospectus and other documents pertaining to the Funds can be viewed online or downloaded from:

  SEC:http://www.sec.gov

  Brinson Partners: http://www.ubsbrinson.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov.

The Funds are series of The Brinson Funds;
Registration Number: 811-6637

[BRINSON LOGO GOES HERE]       The Brinson Funds


-------------------------------------------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

                               The Brinson Funds


                                  Global Fund

                              Global Equity Fund

                            Global Technology Fund

                              Global Biotech Fund

                               Global Bond Fund

                              U.S. Balanced Fund

                               U.S. Equity Fund

                            U.S. Value Equity Fund

                          U.S. Large Cap Equity Fund

                          U.S. Large Cap Growth Fund

                          U.S. Small Cap Equity Fund

                          U.S. Small Cap Growth Fund

                         U.S. Real Estate Equity Fund

                                U.S. Bond Fund

                                High Yield Fund

                          Emerging Markets Debt Fund

                         Global (Ex-U.S.) Equity Fund

                         Emerging Markets Equity Fund


                                Class N Shares
                                  Prospectus

                                  May 2, 2000

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

The Brinson Investment Process............  2

Overview of the Funds
   Global Fund............................  3
   Global Equity Fund.....................  4
   Global Technology Fund.................  5
   Global Biotech Fund....................  6
   Global Bond Fund.......................  7
   U.S. Balanced Fund.....................  8
   U.S. Equity Fund.......................  9
   U.S. Value Equity Fund................. 10
   U.S. Large Cap Equity Fund............. 11
   U.S. Large Cap Growth Fund............. 12
   U.S. Small Cap Equity Fund............. 13
   U.S. Small Cap Growth Fund............. 14
   U.S. Real Estate Equity Fund........... 15
   U.S. Bond Fund......................... 16
   High Yield Fund........................ 17
   Emerging Markets Debt Fund............. 18
   Global (Ex-U.S.) Equity Fund........... 19
   Emerging Markets Equity Fund........... 20


Risk Considerations....................... 21

Fees and Expenses......................... 24

Investment Advisor........................ 26

Pricing of Fund Shares.................... 27

Purchasing Shares......................... 28

Redeeming Shares.......................... 30

Dividends and Distributions............... 31

Tax Considerations........................ 32

Distribution Arrangements................. 32

Financial Highlights...................... 33

Overview of the Funds

A Look At The Brinson Investment Process
At Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), we believe that the fundamental value of any investment is related to the future cash flows that it will generate for its investors. We believe that this determination must be made within a framework of globally integrated capital markets. World economies and financial markets are interactive. Thus, investment management, both within and across global stock and bond markets, must be based upon comprehensive knowledge and analysis of integrated investment fundamentals.


When making asset allocation decisions, if we are indifferent with respect to a market, industry, or other characteristic, we tend toward the "normal" weight, as determined by its proportion within the passive benchmark. Decisions to deviate from the normal mix of assets are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets, and the expertise and insights of our investment professionals. Security selection decisions for the core/value equity, growth equity and fixed income Funds are also made in relation to the benchmark, as described in each Fund's principal strategy section. We may substitute securities from an equivalent index that we believe more accurately reflects changes in our expectations for various classes of investments.

Equity Selections
Core/Value Equity Funds
Our Core/Value equity process focuses on identifying discrepancies between securities' fundamental values and their observed market prices. For each stock under our analysis, we estimate an intrinsic or fundamental value using disciplined quantitative techniques that incorporate our team of analysts' considerations of company management, competitive advantage, and each company's core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. Portfolios are constructed by focusing on those stocks that rank in the top 20% of the valuation output. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common factor exposures, industry weightings and individual stock selection.

Growth Equity Funds
Brinson Partners also manages portfolios against growth-oriented equity benchmarks. In the growth universe, we seek to invest in companies that possess a dominant market position and franchise, a major technical edge or a unique competitive advantage. Factors employed in our quantitative disciplines include earnings revisions, favorable analyst diffusion trends, positive stock price momentum and sales acceleration. Our seasoned investment professionals then conduct intensive fundamental research on the universe of companies identified as attractive by our quantitative models. Portfolios are constructed and monitored with close adherence to risk control guidelines.

Specialized Sector Funds
In response to changing market conditions and to the varied and dynamic needs of our clients, we offer several specialized sector Funds. These Funds are diversified among narrower market segments than our core/value and growth Funds, and are intended to compliment a diversified investment program. Security selection for these Funds is driven by relative valuation attractiveness over other securities within the specified sector. Investment decisions rely on quantitative analysis and screening, as well as fundamental research and valuation work.

Fixed Income Selections

We use an internally developed valuation model for fixed income selections for our Funds, which quantifies our return expectations for all of the bond markets. Inputs to this model include forecasts of inflation, risk premiums and interest rates. Our credit review process incorporates both a top-down strategy, which focuses on how macroeconomic forces shape various industry outlooks, and a bottom-up strategy, which relies on a combination of qualitative and quantitative factors. Our qualitative assessment focuses on management strength, market position, competitive environment and financial flexibility. Our quantitative assessment focuses on historical operating results, calculation of various credit ratios and an expected future outlook. With the exception of the High Yield Fund, our fixed income selections generally include all categories of investment grade fixed income securities, but emphasize the higher quality securities in this spectrum (those with a credit rating of AA and above). Our fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific fixed income securities.

Cash and Cash Equivalents
Each Fund may invest in cash or cash equivalent instruments, including units of an affiliated money market fund. See the Statement of Additional Information for further information.

Shares of The Brinson Funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. The value of your investment in a Fund will fluctuate, which means that you may lose money.

Global Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a portfolio of global equity and global fixed income securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

All security selection decisions are made relative to the Global Securities Markets Index (GSMI) Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Although it may invest anywhere in the world, the Fund invests primarily in:
* Equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index
* Fixed income markets listed in the Salomon Smith Barney World Government Bond Index


The Fund may invest in different types of securities in order to access these markets.


Other investments may include other open-end investment companies advised by Brinson Partners.


The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

    8.00%   1.18%
-------------------
     98      99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.17%.

Best Quarter:   Q4 1998   7.61%
Worst Quarter:  Q3 1998  -5.33%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                         Performance
                                   1       5       10     Inception
                                  Year    Year    Year    (6/30/97)
---------------------------------------------------------------------
Global Fund                       1.18%     -       -        4.34%
Salomon Smith Barney World       -4.26%     -       -        4.65%
  Government Bond Index
MSCI World Equity (Free) Index   25.12%     -       -       19.61%
GSMI Mutual Fund Index           16.85%     -       -       14.58%

GSMI Mutual Fund Index
An unmanaged index compiled by Brinson Partners, currently constructed as follows:



40% Wilshire 5000           9% Salomon Smith Barney
     Equity Index                Non-U.S. Gov't.
22% MSCI World Ex USA            Bond Index
     (Free) Index           3% Merrill Lynch High Yield
21% Salomon Smith Barney         Master Index
     BIG Bond Index         3% MSCI Emerging Markets
                                 Free Index
                            2% JP Morgan EMBI+

From time to time, underlying indices may change.

MSCI World Equity (Free) Index

A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Salomon Smith Barney World Government Bond Index

A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

Global Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs a core/value equity strategy, and invests primarily in a portfolio of global equity securities, which may include dividend-paying securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

    13.63%  12.59%
-----------------------
      98      99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.56%.

Best Quarter:   Q4 1998   14.16%
Worst Quarter:  Q3 1998  -10.06%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (6/30/97)
------------------------------------------------------------
Global Equity Fund      12.59%     -       -        9.51%
MSCI World Equity       25.12%     -       -       19.61%
    (Free) Index

MSCI World Equity (Free) Index

A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Global Technology Fund

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of technology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

The selection of companies is mainly influenced by a strong competitive position allowing the Fund to participate in the growth of each industry. Furthermore, the quality of the management, the technological innovation and the revenue growth of the companies are very important.

The Fund's benchmark is the Morgan Stanley High Tech Index.

Investments in equity securities may include:
* Common stock
* Preferred stock


Given that the Fund invests primarily in technology-related securities, there is a risk that economic factors such as patent considerations, intense competition, rapid technological changes and obsolescence may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Technology Companies
Technology companies develop, sell, or significantly benefit from the use of technology products and services. The term technology includes electronics, data processing, semi-conductors, telecommunications, and technology services.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley High Tech Index
The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The index was developed with a base value of 200 as of December 16, 1994, and is rebalanced annually.

Global Biotech Fund

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies
Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of biotechnology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

Stock selection is based on bottom-up, fundamental analysis. Biotechnology companies generate value by developing new kinds of drugs and technologies. The basis of the fundamental analysis is to analyze the science behind the drugs and technologies.

Although the Fund may invest anywhere in the world, it principally invests in the equity securities contained in the NASDAQ Biotech Index, which consists of 200 companies. One company currently represents approximately 30% of this index, occasionally causing direct comparison to the Fund to be distorted.


Investments in equity securities may include:
* Common stock
* Preferred stock

Given that the Fund invests primarily in biotechnology-related securities, there is a risk that factors such as patent considerations, intense competition, rapid technological changes and obsolescence, and government regulation may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Biotechnology Companies
Companies focusing on research, product development, product manufacture and distribution in the biotechnology sector. The majority of companies are newly established and have a single product in its early development stage.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

NASDAQ Biotech Index
The NASDAQ Biotech Index is a capitalization-weighted index of 200 biotechnology stocks listed on the NASDAQ exchange. The index was developed with a base value of 200 as of November 1, 1993.

Global Bond Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs a fixed income strategy, and invests primarily in a portfolio of global debt securities that may also provide the potential for capital appreciation. The Fund is a non-diversified portfolio.

Normally, at least 65% of the Fund's assets are invested in long-term debt securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in fixed income markets listed in the Salomon Smith Barney World Government Bond Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:
* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of global (ex-U.S.) governments
* Debt securities of corporations
* Mortgage-backed securities

* Asset-backed securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

   11.83%  -6.58%
--------------------
     98      99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.09%.

Best Quarter:   Q3 1998    5.85%
Worst Quarter:  Q1 1999   -3.44%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (6/30/97)
--------------------------------------------------------------
Global Bond Fund        -6.58%    -        -         2.09%
Salomon Smith Barney    -4.26%    -        -         4.65%
   World Government
   Bond Index

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.


Long-Term Debt
Debt securities with an initial maturity of more than one year.

Salomon Smith Barney World Government Bond Index

A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

U.S. Balanced Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a wide range of U.S. equity, fixed income and money market securities. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed income securities.


All selection decisions are made relative to the U.S. Balanced Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:

*  Common stock
*  Preferred stock

Investments in fixed income securities may include:

*  Debt securities of the U.S. government, its agencies and instrumentalities
*  Debt securities of U.S. corporations

*  Mortgage-backed securities
*  Asset-backed securities
*  When-issued securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

           9.92%   -7.43%
--------------------------------------
            98       99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -0.95%.


Best Quarter:     Q1 1998    5.71%
Worst Quarter:    Q3 1999   -5.12%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (6/30/97)
---------------------------------------------------------------
U.S. Balanced Fund      -7.43%    -       -         2.96%
Salomon Smith Barney    -0.84%    -       -         5.63%
    BIG Bond Index
Wilshire 5000           23.56%    -       -         23.70%
    Equity Index
U.S. Balanced Mutual    14.66%    -       -         17.51%
    Fund Index


U.S. Balanced Mutual Fund Index

Compiled by Brinson Partners, this unmanaged index represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.

From time to time, underlying indices may change.


Wilshire 5000 Equity Index

A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

Salomon Smith Barney Broad Investment Grade (BIG) Bond Index

A broad-based index that includes U.S. bonds with over one year to maturity.

U.S. Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

All selection decisions are made relative to the Wilshire 5000 Equity Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

   [BAR CHART APPEARS HERE]

      17.99%  -4.22%
--------------------------------------------------
        98      99

*The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.97%.

Best Quarter:   Q4 1998   16.28%
Worst Quarter:  Q3 1999  -14.31%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                              Performance
                                        1       5       10     Inception
                                       Year    Year    Year    (6/30/97)
-------------------------------------------------------------------------
U.S. Equity Fund                     -4.22%     -        -        7.77%
Wilshire 5000 Equity                 23.56%     -        -       23.70%
    Index


Wilshire 5000 Equity Index
A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. Value Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

The Fund invests primarily in securities in the Russell 1000(R) Value Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Russell 1000(R) Value Index
The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(R) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell
1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

U.S. Large Cap Equity Fund
(formerly the U.S. Large Capitalization Equity Fund)

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of U.S. large cap companies. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the Standard & Poor's 500 Equity Index ("S&P 500 Index"), the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Return for the period ended 12/31*

[BAR CHART APPEARS HERE]

                -11.12%
---------------------------------------------
                  99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -9.55%.

Best Quarter:   Q4 1998    15.41%
Worst Quarter:  Q3 1999   -15.36%


Average Annual Total Returns
(for the periods ended 12/31/99)

                                                                   Performance
                                              1       5      10     Inception
                                            Year    Year    Year    (4/30/98)
------------------------------------------------------------------------------
U.S. Large Cap
     Equity Fund                          -11.12%    -       -       -3.74%
S & P 500 Index                            21.04%    -       -       19.85%

Large Cap Companies
Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose capitalization falls below this level after purchase will continue to be considered large cap companies.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

S&P 500 Index
A broad cap market-weighted index that includes common stocks of the leading companies in the top industries in the United States. It is designed to provide a representative indication of the capitalization and return of the large cap U.S. equity market.

U.S. Large Cap Growth Fund
(formerly the U.S. Large Capitalization Growth Fund)

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies

The Fund employs a growth equity strategy, and invests primarily in a portfolio of equity securities of large cap growth companies. The Fund is a non-diversified portfolio.

All selection decisions are made relative to the Russell 1000(R) Growth Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in securities issued by large cap growth companies.
*  Up to 20% of the Fund's assets may be invested in foreign securities.

Investments in equity securities may include:

*  Common stock
*  Preferred stock


Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Return for the period ended 12/31*

[BAR CHART APPEARS HERE]

                32.22%
----------------------------------
                  99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was 7.11%.

Best Quarter:   Q4 1999 21.92%

Worst Quarter:  Q3 1999 -7.49%


Average Annual Total Returns
(for the periods ended 12/31/99)


                                                   Performance
                          1         5       10      Inception
                         Year      Year    Year    (12/31/98)
---------------------------------------------------------------
U.S. Large Cap          32.22%      -       -         32.22%
  Growth Fund

Russell 1000(R)         33.16%      -       -         33.16%
  Growth Index

S&P 500 Index(1)        21.04%      -       -         21.04%



(1) The Advisor has changed the Fund's benchmark index from the S&P 500 Index to the Russell 1000(R) Growth Index based on the Advisor's determination that the Russell 1000(R) Growth Index is more representative of the Fund's investment strategies.


Large Cap Growth Companies

Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose capitalization falls below this level after purchase will continue to be considered large cap growth companies.

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Russell 1000(R) Growth Index

The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(R) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell
1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

U.S. Small Cap Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a core/value equity strategy, and will invest primarily in publicly traded companies represented in the Wilshire Small Stock Index.

All selection decisions are made relative to the Wilshire Small Stock Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in equity securities issued by U.S. small cap companies.

Investments in equity securities may include:
* Common stock
* Preferred stock

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Wilshire Small Stock Index
This benchmark represents approximately the smallest 10% of the Wilshire 5000 Equity index in terms of capitalization. The Wilshire 5000 Equity Index is a broad-based, market cap weighted index that includes all U.S. common stocks.

U.S. Small Cap Growth Fund
(formerly the U.S. Small Capitalization Growth Fund)

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies
   The Fund employs a growth equity strategy. Under normal conditions, the Fund invests at least 65% of its assets in equity securities of U.S. small cap companies.

All selection decisions are made relative to the Russell 2000 Growth Index, the benchmark against which the Fund measures its portfolio.

The Fund may also invest in securities of emerging growth companies. The Fund may invest up to 20% of its assets in foreign securities.

Investments in equity securities may include:
* Common stock
* Preferred stock

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

41.14%
------
  99

   * The Fund's total return for the period January 1, 2000 through March 31, 2000 was 22.30%.

   Best Quarter:   Q4 1999 32.83%
   Worst Quarter:  Q1 1999 -6.48%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                          Performance
                          1           5           10       Inception
                         Year        Year        Year      (12/31/98)
---------------------------------------------------------------------
U.S. Small Cap          41.14%        -            -         41.14%
    Growth Fund
Russell 2000 Growth     43.09%        -            -         43.09%
    Index
Russell 2000 Index(1)   21.26%        -            -         21.26%


   (1) The Advisor has changed the Fund's benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index based on the Advisor's determination that the Russell 2000 Growth Index is more representative of the Fund's investment strategies.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Emerging Growth Companies
Small or medium sized companies that have passed their start-up phase and are showing positive earnings, as well as potential for achieving significant profit in a relatively short period of time.

Russell 2000 Growth Index
An unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

U.S. Real Estate Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a specialized sector strategy. Normally, the Fund invests at least 65% of its assets in real estate equity securities, including real estate investment trusts (REITs). The Fund is a non-diversified portfolio.

Although the Fund may invest in any real estate related security, the Morgan Stanley REIT Index serves as its benchmark.

Investments in equity securities may include:
* Common stock
* Preferred stock

   Given that the Fund invests primarily in securities issued by REITs, there is a risk that changes in real estate values or economic downturns can have a substantial impact on the Fund's investments.

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

REITs
Publicly traded companies that own and often operate real property and/or invest in mortgage and mortgage-backed securities.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley REIT Index
   The Morgan Stanley REIT Index is a total-return index comprised of the most actively-traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

U.S. Bond Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a fixed income strategy, and invests primarily in a portfolio of investment-grade fixed income securities that may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in U.S. long-term debt securities

All selection decisions are made relative to the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:
* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of U.S. corporations
   * Mortgage-backed securities
* Asset-backed securities

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

8.25%   -1.45%
--------------
98      99

* The Fund's total return for the period January 1, 2000 through March 31, 2000 was 1.84%.

Best Quarter:   Q3 1997   3.52%
Worst Quarter:  Q2 1999  -1.30%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                  Performance
                          1       5       10       Inception
                        Year     Year    Year      (6/30/97)
--------------------------------------------------------------
U.S. Bond Fund          -1.45%    -      -           5.24%
Salomon Smith Barney    -0.84%    -      -           5.63%
    BIG Bond Index

Investment-Grade
Fixed income securities possessing a minimum rating of:
* BBB by Standard & Poor's Ratings Group ("S&P") or
* Baa by Moody's Investors Services, Inc. ("Moody's") or
* If unrated, are determined to be of comparable quality by the Advisor.

   Long-Term Debt
   Debt securities with an initial maturity of more than one year.

   Salomon Smith Barney
Broad Investment Grade (BIG) Bond Index
A broad-based index that includes U.S. bonds with over one year to maturity.

High Yield Fund

Objectives
The Fund's primary objective is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. The Fund also seeks capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

Principal Strategies
   The Fund employs a fixed income strategy, and invests primarily in a portfolio of U.S. higher-yielding, lower-rated bonds:
* Under normal conditions, at least 65% of the Fund's assets are invested in fixed income securities that provide higher yields and are "lower-rated"
* Up to 25% of the Fund's assets may be invested in foreign securities

All selection decisions are undertaken relative to the Merrill Lynch High Yield Master Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:
* Debt securities of corporations
* Zero coupon securities
   * Asset-backed securities
* When-issued securities
   * Eurodollar securities

   The Fund's portfolio turnover rate may exceed 100%.

   Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART GOES HERE]

4.53%
-----
 99

   * The Fund's total return for the period January 1, 2000 through March 31, 2000 was -3.85%.

Best Quarter:    Q1   1999    3.91%
Worst Quarter:   Q1   2000   -3.85%


Average Annual Total Returns
(for the periods ended 12/31/99)


                                                            Performance
                                  1          5      10       Inception
                                Year       Year     Year     (12/31/98)
-----------------------------------------------------------------------
High Yield Fund                4.53%        -        -         4.53%
Merrill Lynch High Yield       1.57%        -        -         1.57%
   Master Index

   Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:

* Ba or lower by Moody's or
* BB or lower by S&P.
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Merrill Lynch High Yield Master Index
An index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.

Emerging Markets Debt Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a fixed income strategy, and intends to invest primarily in a portfolio of debt securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the J.P. Morgan Emerging Markets Bond Index Plus, the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its total assets in debt securities issued by:
* Governments
* Government-related entities (including participations in loans between governments and financial institutions)
* Corporations
* Entities organized to restructure outstanding debt of issuers in emerging markets

The Fund also invests in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

A substantial amount of the assets of the Fund may be invested in higher-yielding, lower-rated bonds.

   Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

   Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P.
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

J.P. Morgan Emerging Markets Bond Index Plus
Comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

Global (Ex-U.S.) Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of global (ex-U.S.) issuers.

Principal Strategies
   The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States.

Although it may invest anywhere in the world, the Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International ("MSCI") World Ex USA (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

   Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance . When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART GOES HERE]

13.96%   18.90%
---------------
  98       99

   * The Fund's total return for the period January 1, 2000 through March 31, 2000 was -4.32%.

Best Quarter:   Q4 1998  16.86%
Worst Quarter:  Q3 1998 -13.67%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                    Performance
                            1        5       10      Inception
                           Year     Year    Year     (6/30/97)
---------------------------------------------------------------
Global (Ex-U.S.) Equity    18.90%     -     -          9.44%
    Fund
MSCI World Ex USA          27.77%     -     -         14.13%
    (Free) Index


   MSCI World Ex USA (Free) Index
An unmanaged, market driven broad based securities index which includes global (ex-U.S.) equity markets in terms of capitalization and performance.

Emerging Markets Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a core/value equity strategy, and intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

   All selection decisions are undertaken relative to the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its assets in the equity securities of issuers in emerging markets or securities on which the return is derived from the equity securities of issuers in emerging markets, such as equity swap contracts and equity index swap contracts.

Up to 35% of the Fund's assets may be invested in higher-yielding, lower-rated bonds. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside of the United States.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

   Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Morgan Stanley Capital International (MSCI)
Emerging Markets (Free) Index
A market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor.

Risk Considerations

The chart below illustrates the primary risks of investing in the Funds.

                               Foreign   Geographic              Industry                             Non-
                               Country    Concen-    High        Concen-     Interest              Diversifi-    Pre-       Small
                 Credit      & Currency   tration    Yield       tration       Rate      Market      cation     payment    Company
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                       *                                              *         *
------------------------------------------------------------------------------------------------------------------------------------
Global
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Global
Technology Fund                   *                                  *                     *            *
------------------------------------------------------------------------------------------------------------------------------------
Global
Biotech Fund                      *                                  *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
Global
Bond Fund                         *                                              *         *            *          *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Balanced Fund                                                                    *         *                       *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Value
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Equity Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Growth Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Equity Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Growth Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate
Equity Fund                                                          *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Bond Fund                                                                        *         *                       *
------------------------------------------------------------------------------------------------------------------------------------
High
Yield Fund            *                                    *                     *         *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *           *                     *         *            *
Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
Global (Ex-U.S.)
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *                                           *            *                      *
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

All Fund investments are subject to risk and may decline in value. Each Fund's exposure depends upon its specific investment practices. The amount and types of risk vary depending on:

*  The investment objective(s)
*  The Fund's ability to achieve its objectives
*  The markets in which the Fund invests
*  The investments the Fund makes in those markets
*  Prevailing economic conditions over the period of an investment

Please note that there are other circumstances that could adversely affect your investment and potentially prevent a Fund from achieving its objectives.


Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

Foreign Country and Currency Risks

The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging markets countries.

The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. If a Fund held investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, was impacted. To the extent the Funds hold non-U.S. dollar denominated securities (Euro or other), they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Geographic Concentration Risk

The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.


High Yield Risk

The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Industry Concentration Risk

The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry in which a Fund's investments are concentrated.

The investment objective of each Fund is "fundamental" and may be changed only with shareholder approval. Unless otherwise stated, each Fund's investment policies are not fundamental and may be changed by the Trust's Trustees without a shareholder vote. There can be no assurance that the Funds will be able to attain their objectives.

Each Fund's primary investment practices and strategies are discussed in this prospectus. Other practices, and their related risks, are described in the Statement of Additional Information ("SAI").

Interest Rate Risk

The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of a Fund's securities to fall, while a decline in prevailing interest rates may produce an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Market Risk

The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.


Non-Diversification Risk

The risk that a non-diversified Fund will be more volatile than a diversified Fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified Fund's net asset value.

Portfolio Turnover

The Funds generally intend to purchase securities for long-term investment. Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.


Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

Small Company Risk

The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of The Brinson Funds - Class N shares.

Shareholder Transaction Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases        None

Emerging Markets Equity Fund:
    Purchase/Redemption Transaction Fee         1.50%*


* This transaction charge is paid to the Fund and used by it to defray transaction costs associated with each purchase and sale of securities by the Fund.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, expressed as a % of average net assets)

                                                                                                                   Total Fund
                                                                                              Amount of Fee    Operating Expenses
                                                                                              Waiver and/or    (after fee waiver
                                   Investment       12b-1         Other     Gross Operating     Expense          and/or expense
(06/30/99)                      Advisory Fees/1/  Expenses/2/  Expenses/1/    Expenses/1/    Reimbursement/1/  reimbursement)/1/
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                            0.80%        0.25%         0.16%          1.21%            0.00%              1.21%
Global Equity Fund                     0.80%        0.25%         0.25%          1.30%            0.05%              1.25%
Global Technology Fund/3/              1.40%        0.25%         0.15%          1.80%            0.00%              1.80%
Global Biotech Fund/3/                 1.15%        0.25%         0.15%          1.55%            0.00%              1.55%
Global Bond Fund                       0.75%        0.25%         0.15%          1.15%            0.00%              1.15%
U.S. Balanced Fund                     0.70%        0.25%         0.26%          1.21%            0.16%              1.05%
U.S. Equity Fund                       0.70%        0.25%         0.10%          1.05%            0.00%              1.05%
U.S. Value Equity Fund/3/              0.70%        0.25%         0.15%          1.10%            0.00%              1.10%
U.S. Large Cap Equity Fund             0.70%        0.25%         0.59%          1.54%            0.49%              1.05%
U.S. Large Cap Growth Fund/4/          0.70%        0.25%         1.68%          2.63%            1.58%              1.05%
U.S. Small Cap Equity Fund/3/          1.00%        0.25%         0.15%          1.40%            0.00%              1.40%
U.S. Small Cap Growth Fund/4/          1.00%        0.25%         0.32%          1.57%            0.17%              1.40%
U.S. Real Estate Equity Fund/3/        0.90%        0.25%         0.15%          1.30%            0.00%              1.30%
U.S. Bond Fund                         0.50%        0.25%         0.11%          0.86%            0.01%              0.85%
High Yield Fund/4/                     0.60%        0.25%         0.23%          1.08%            0.13%              0.95%
Emerging Markets Debt Fund             0.65%        0.25%         0.50%          1.40%            0.00%              1.40%
Global (Ex-U.S.) Equity Fund           0.80%        0.25%         0.19%          1.24%            0.00%              1.24%
Emerging Markets Equity Fund           1.10%        0.25%         0.50%          1.85%            0.00%              1.85%

(1) The Advisor has irrevocably agreed to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Funds do not exceed the percentages noted in the chart on page 26.

(2) For purposes of this Table, "12b-1 Expenses" are comprised of an asset-based sales charge of 0.25% of average daily net assets for each Fund. See "Distribution Arrangements" on page 35. Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on a Fund basis rather than on a per shareholder basis. Therefore, long-term shareholders of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD. This amount also includes service fees.

(3) The fees and expenses noted for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates.

(4) The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund were created as the result of a reorganization of three corresponding funds of UBS Private Investor Funds, Inc. into these Funds on December 18, 1998. The fees and expenses of these three Funds are based on fees and expenses incurred for the period January 1, 1999 through June 30, 1999 (annualized).

Expense Example

This example is intended to help you compare the cost of investing in the Brinson Funds - Class N shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years    5 years    10 years
-----------------------------------------------------------------------------
Global Fund                     $ 123      $ 384      $ 665      $ 1,466
Global Equity Fund              $ 127      $ 397      $ 686      $ 1,511
Global Technology Fund          $ 183      $ 566      $ 975      $ 2,116
Global Biotech Fund             $ 158      $ 490      $ 845      $ 1,845
Global Bond Fund                $ 117      $ 365      $ 633      $ 1,398
U.S. Balanced Fund              $ 107      $ 334      $ 579      $ 1,283
U.S. Equity Fund                $ 107      $ 334      $ 579      $ 1,283
U.S. Value Equity Fund          $ 112      $ 350      $ 606      $ 1,340
U.S. Large Cap Equity Fund      $ 107      $ 334      $ 579      $ 1,283
U.S. Large Cap Growth Fund      $ 107      $ 334      $ 579      $ 1,283
U.S. Small Cap Equity Fund      $ 143      $ 443      $ 766      $ 1,680
U.S. Small Cap Growth Fund      $ 143      $ 443      $ 766      $ 1,680
U.S. Real Estate Equity Fund    $ 132      $ 412      $ 713      $ 1,568
U.S. Bond Fund                  $  87      $ 271      $ 471      $ 1,049
High Yield Fund                 $  97      $ 303      $ 525      $ 1,166
Emerging Markets Debt Fund      $ 143      $ 443      $ 766      $ 1,680
Global (Ex-U.S.) Equity Fund    $ 126      $ 393      $ 681      $ 1,500
Emerging Markets Equity Fund    $ 188      $ 582      $ 1,001    $ 2,169

Investment Advisor


Advisory Fees

The following chart shows the investment advisory fees payable to Brinson Partners, before fee waivers, by each Fund during its last fiscal year.

Investment Advisory Fees

(expressed as a percentage of average net assets)

Global Fund                                     0.80%
Global Equity Fund                              0.80
Global Technology Fund/1,2/                     1.40
Global Biotech Fund/1,2/                        1.15
Global Bond Fund                                0.75
U.S. Balanced Fund                              0.70
U.S. Equity Fund                                0.70
U.S. Value Equity Fund/1,2/                     0.70
U.S. Large Cap Equity Fund                      0.70
U.S. Large Cap Growth Fund                      0.70
U.S. Small Cap Equity Fund/1,2/                 1.00
U.S. Small Cap Growth Fund                      1.00
U.S. Real Estate Equity Fund/1,2/               0.90
U.S. Bond Fund                                  0.50
High Yield Fund                                 0.60
Emerging Markets Debt Fund/1,2/                 0.65
Global (Ex-U.S.) Equity Fund                    0.80
Emerging Markets Equity Fund/1,2/               1.10

(1) Management fees shown for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates as the Funds had not commenced operations as of the date of this prospectus.

(2) The Advisor is entitled to reimbursement of advisory fees waived during any of the previous five years, provided that the reimbursement will never cause the total operating expense ratio to exceed the limits in the table below.


The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Brinson Fund - Class N shares do not exceed the following amounts for each of the respective Funds:

Global Fund                                     1.10%
Global Equity Fund                              1.00
Global Technology Fund                          1.80
Global Biotech Fund                             1.55
Global Bond Fund                                0.90
U.S. Balanced Fund                              0.80
U.S. Equity Fund                                0.80
U.S. Value Equity Fund                          1.10
U.S. Large Cap Equity Fund                      0.80
U.S. Large Cap Growth Fund                      0.80
U.S. Small Cap Equity Fund                      1.40
U.S. Small Cap Growth Fund                      1.15
U.S. Real Estate Equity Fund                    1.30
U.S. Bond Fund                                  0.60
High Yield Fund                                 0.70
Emerging Markets Debt Fund                      1.15
Global (Ex-U.S.) Equity Fund                    1.00
Emerging Markets Equity Fund                    1.60

About the Advisor

Brinson Partners, Inc., a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 1999, Brinson Partners was responsible for the management of USD 159 billion in institutional assets.


Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed both U.S. and non-U.S. investment portfolios since 1974 and global investment portfolios since 1982. Brinson Partners is an indirect wholly owned subsidiary of UBS AG, and a core business area within the UBS Asset Management Division.

The UBS Asset Management Division is responsible for the institutional asset management activities of UBS, and employs more than 1,800 people worldwide. The Division manages USD 360 billion of institutional assets, including USD 236 billion of discretionary institutional assets on an active basis, as well as mutual fund assets for UBS Private Banking which total over USD 124 billion. Clients include corporations, public funds, endowments, foundations, central banks and other investors located throughout the world.

Portfolio Management

Investment decisions for the Funds are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, Ill 60604-1295

Pricing of Fund Shares

The Brinson Fund - Class N shares are bought and sold at net asset value ("NAV"), which is calculated as of the close of business on each day that the New York Stock Exchange ("NYSE") is open (currently 4:00 p.m. Eastern time). A Fund's securities are valued based on the last sale price or, where market quotations are not readily available, are based on fair value as determined in good faith by the Trust's Board of Trustees.

Foreign securities are valued at their closing prices on the exchange on which they are traded. The resulting values are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

Purchase and redemption orders for shares received in good form by the close of regular trading (currently 4:00 p.m., Eastern time) are priced according to the NAV determined on that day. Purchase and redemption orders received after the close of trading are priced according to the next determined price per share. The Funds reserve the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

How the Funds Calculate NAV
The NAV of a class of shares of a Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

Purchasing Shares

The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The minimum purchase requirement for Individual Retirement Accounts ("IRAs") is $2,000. The Funds reserve the right to vary the investment minimums and subsequent minimums for additional investments at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor at its discretion. Purchases may be made in one of the following ways:

By Telephone
Call 1-800-448-2430 to arrange for a telephone transaction.

If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.

By Mail
Complete and sign an application for the Brinson Funds - Class N shares.

Make your check payable to "Brinson __________ Fund - Class N."

If you are adding to your existing account, enclose the remittance portion of your account statement and include the amount of investment, account name and number.

Mail your application and/or check to:
The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

By Wire
If you are opening a new account, call the Funds at 1-800-448-2430 to arrange for a wire transaction.

Then wire federal funds to:
The Chase Manhattan Bank
ABA#021000021
DDA#9102-783504
FBO: "Brinson ________ Fund - Class N" and include your name and new account number.

Complete and sign an application for the Brinson Funds - Class N shares and mail immediately following the initial wire transaction to:
The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

If you are adding to your existing account, you do not need to call the Funds to arrange for a wire transaction, but be sure to include your name and account number.

Through Financial Institutions/Professionals
In some cases, the Funds have entered into one or more Sales Agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee accepts the order. Such orders will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Telephone orders are accepted from broker-dealers or service organizations if they have been previously approved by the Funds.

Brinson Partners, or its affiliates, may, from its own resources, compensate Service Providers for services performed with respect to a Fund's Class N shares. These services may include marketing, shareholder servicing, record keeping and/or other services. Payments made for any of these purposes may be made from Brinson Partners' revenues, its profits or any other sources available. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

If you have any questions or need further information, call 1-800-448-2430.

The Brinson Funds strongly discourage market timers and short-term traders from investing in the Funds.

The Funds will not accept a check endorsed over by a third party. The Funds reserve the right to reject any purchase order and to suspend the offering of shares of The Brinson Funds. This includes purchase orders that, in the reasonable belief of the Funds, have been made by market timers or short-term traders.

You will be subject to a 1.50% transaction charge in connection with your purchase of shares of the Emerging Markets Equity Fund. Shares of the Fund are sold at a price which is equal to the NAV of such shares, plus the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gains distributions. The transaction charge is paid to the Fund and used by it to defray the transaction costs associated with each purchase and sale of securities within the Fund.

Exchanging Shares

You can exchange your Class N shares for Class N shares of other Funds. Exchanges will not be permitted between The Brinson Funds - Class N shares and either the UBS Investment Funds class of shares or The Brinson Funds - Class I shares.

Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Under certain circumstances, the Funds may:
* Limit the number of exchanges between Funds
* Reject a telephone exchange order
* Modify or discontinue the exchange privilege upon 60 days' written notice

Exchanged Funds are subject to the minimum initial investment requirement. The procedures that apply to redeeming shares also apply to exchanging shares.

An exchange is the sale of shares of one Fund and purchase of shares of another and could result in taxable gain or loss in a non-tax sheltered account.

Account Options
The following account options are available. There are no charges for the programs noted below and you may change or terminate these plans at any time by written notice to the Funds. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

Automatic Investment Plan
Through this option, money can be electronically deducted from your checking, savings or bank money market accounts and invested in the Funds each month or quarter.

Complete the Automatic Investment Plan Application, which is available upon request by calling 1-800-448-2430, and mail it to the address indicated.

The initial $1,000,000 minimum investment still applies, however, subsequent investments can be as little as $2,500.

The Funds may alter or terminate the Automatic Investment Plan at any time.

Systematic Withdrawal Plan
If you have a minimum of $1,000,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

Withdrawals are drawn from share redemptions and must be a minimum of $500 per payment. Under the Systematic Withdrawal Plan ("SWP"), you must elect to have dividends and distributions automatically reinvested in additional Fund shares.

The Funds may terminate any SWP if the value of the account falls below $50,000 due to share redemptions or an exchange of shares for Class N shares of another Fund.

Individual Retirement Account
You may open an IRA, a tax-deferred retirement account, with the Funds if you are under age 70 1/2. The minimum purchase requirement for an IRA is $2,000

Redeeming Shares

Your shares will be redeemed at the NAV next calculated after your order is accepted by the Funds' transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Your order will be processed promptly and you will generally receive the proceeds within seven days.

Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed once the check clears, which may take up to 15 days.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than in cash) if the amount you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

You will be subject to a 1.50% transaction charge in connection with each redemption of shares of the Emerging Markets Equity Fund. Redemption requests for the Emerging Markets Equity Fund are paid at the NAV less the transaction charge. Redemptions which are made in kind with securities are not subject to the transaction charge.

You may redeem some or all of your shares any day the NYSE is open for business by doing one of the following (if you have any questions, call the transfer agent at 1-800-448-2430

By Telephone
If you have chosen the telephone redemption privilege on the initial application or subsequently arranged in writing, you may call 1-800-448-2430 to redeem shares.

By Mail
Shareholders may sell shares by making a written request to:
The Brinson Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Funds may require a signature guarantee for certain redemptions (see "Signature Guarantees" below)

By Bank Wire
If you have chosen the wire redemption privilege on the initial application or subsequently arranged in writing, you may request the Funds to wire your proceeds to a predesignated bank account.

Call 1-800-448-2430.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.

Through Financial Institutions/Professionals
Contact your financial institution or professional for more information. If you have purchased shares through an Authorized Dealer or Sub-designee, you should contact it for more information.

Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

Redemption requests should be accompanied by the Fund's name, your Fund account number and the dollar amount or number of shares to be redeemed. The Fund will mail a check to your account address or, if you have elected the wire redemption privilege, the Fund will wire the proceeds to your bank.

Signature Guarantees
To protect your account from fraud, the Fund and its agent may require a signature guarantee for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

Telephone Transactions
You may give up some level of security by choosing to buy or sell shares by telephone, rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If they do not employ these procedures, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Transfer of Securities
Under certain circumstances, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. (Please see the SAI for more information.)

Dividends and Distributions

Each Fund passes most of its net investment income along to investors in the form of distributions. All shareholders of a Fund are entitled to a proportionate share of the Fund's net income and realized capital gains on its investments.

Net investment income for all of the Funds consists of all dividends and interest received, less expenses (including fees payable to the Advisor and its affiliates).

Dividends from net investment income are declared, and paid, by each Fund semi-annually - in June and December. In December, the Funds will distribute substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Fund, if later) and ending October 31. At the same time, the Funds will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on each class might be affected differently by the allocation of other class-specific expenses.

Unless you notify the transfer agent in writing that you elect to receive your income dividends and capital gains distributions in cash, all will be reinvested automatically in additional Fund shares of the same class of a Fund. Distribution options may be changed at any time by requesting a change in writing. Dividends are reinvested on the reinvestment date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to taxes.

Tax Considerations

Following is a brief discussion of the general tax treatment of various distributions from the Funds. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax advisor about federal, state and local tax considerations.

   In general, distributions from a Fund are taxable to you as either ordinary income or capital gains, depending upon how long the Fund has held the underlying assets. This is true whether you invest your distributions in additional shares of a Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign investors may be subject to U.S. withholding and estate tax.

If any of the following situations apply to you, the Funds will be required by the IRS to withhold 31% of your taxable distributions:
* you do not provide your correct taxpayer identification number, or
* you do not certify that such number is correct, or
* the IRS instructs the Fund to do so.

Buying a Dividend
If you buy shares in a stock Fund just before the Fund makes any distribution, or if you buy shares in any fixed income Fund just prior to a capital gains distribution, you will receive some of the purchase price back in the form of a taxable distribution.

Shareholders will be advised annually of the source and the tax status of all Fund distributions for federal income tax purposes.

Distribution Arrangements

The Funds have adopted a distribution plan under rule 12b-1 of the Investment Company Act of 1940 to compensate Brinson Partners, Funds Distributor, Inc. and others for distributing and promoting sales of the Brinson Funds - Class N shares. Annual fees paid under the plan may not exceed 0.25% of the average daily net assets of each Fund's Class N shares. Because these distribution and service fees are paid out of the assets of the Class N Shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Multiple Classes

The Funds are series of The Brinson Funds, a Delaware business trust, and currently offer three classes of shares: Brinson Funds - Class I, Brinson Funds - Class N and UBS Investment Funds Class of shares.

Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Bond Fund and Global (Ex-U.S.) Equity Fund
The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1999 (the "Annual Report"). In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report to Shareholders (the "Semi-Annual Report") dated December 31, 1999. Additional performance and financial data and related notes are contained in the Annual Report and the Semi-Annual Report, which are available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 1999 and the Reports, as well as the Semi-Annual Report, are incorporated by reference into the SAI.

U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund
The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund (collectively, the "New Funds") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Fund, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") The New Funds had no operations prior to the Reorganizations. The New Funds have fiscal years ending on June 30.

The selected financial information in the following table, for the year ended June 30, 1999, has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the Annual Report. In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report dated December 31, 1999. The selected financial information in the following table for the year ended December 31, 1998 has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the New Funds' Annual Report to Shareholders (the "New Funds' Report") dated December 31, 1998. The selected financial information in the following table for the year ended December 31, 1997 has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Predecessor Funds' Reports") appear in the Predecessor Funds' Annual Report to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, the Semi-Annual Report, the New Funds' Report and the Predecessor Funds' Annual Reports (collectively, the "New Funds' and Predecessor Funds' Reports"), which are available without charge upon request. The New Funds' financial statements for the fiscal years ended June 30, 1999 and December 31, 1998, and the Predecessor Funds' financial statements for the fiscal year ended December 31, 1997, and the New Funds' and Predecessor Funds' Reports, are incorporated by reference into the SAI.

Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund

No financial information is presented for these Funds as they had not commenced operations as of the date of this prospectus.

   Financial Highlights--Fiscal Year Ended June 30 and the Semi-Annual Period Ended December 31, 1999
The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                                                         Income (Loss) from Investment
                                                                  Operations                   Less Distributions
                                                       ----------------------------------   ---------------------------
                                                                                            Distributions  Distributions
                                                                                  Total       from and       from and
                                     Net asset         Net           Net         income       in excess      in excess
                                      value-         Invest-     realized and  (loss) from     of net         of net       Total
                                     beginning        ment        unrealized   investment    investment      realized    Distribu-
Year                                 of period    income (loss)  gain (loss)   operations      income          gain        tions
BRINSON GLOBAL FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $ 13.13       0.63           0.32          0.95         (0.63)         (0.70)        (1.33)
1999                                $ 12.75       0.27           0.25          0.52         (0.44)         (0.84)        (1.28)
1999 (December 31st) (unaudited)    $ 11.99       0.10/2/       (0.27)        (0.17)        (0.16)         (0.52)        (0.68)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON GLOBAL EQUITY FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $ 12.76       0.13           0.82          0.95         (0.13)         (1.05)        (1.18)
1999                                $ 12.53       0.10/2/        1.09          1.19         (0.14)         (0.18)        (0.32)
1999 (December 31st) (unaudited)    $ 13.40       0.01           0.64          0.65         (0.06)         (1.21)        (1.27)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON GLOBAL BOND FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $  9.64       0.42/2/       (0.20)         0.22         (0.29)         (0.17)        (0.46)
1999                                $  9.40       0.37/2/       (0.07)         0.30         (0.46)         (0.08)        (0.54)
1999 (December 31st) (unaudited)    $  9.16       0.19/2/       (0.19)           -             -           (0.01)        (0.01)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON U.S. BALANCED FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $ 12.53       0.47/2/        0.94          1.41         (0.73)         (0.94)        (1.67)
1999                                $ 12.27       0.29/2/        0.18          0.47         (0.71)         (2.65)        (3.36)
1999 (December 31st) (unaudited)    $  9.38       0.13          (0.87)        (0.74)        (0.18)         (0.06)        (0.24)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON U.S. EQUITY FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $ 17.64       0.15           3.37          3.52         (0.15)         (1.13)        (1.28)
1999                                $ 19.88       0.08/2/        2.67          2.75         (0.12)         (1.12)        (1.24)
1999 (December 31st) (unaudited)    $ 21.39       0.06/2/       (2.90)        (2.84)        (0.03)         (1.77)        (1.80)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON U.S. LARGE CAP EQUITY FUND/4/ - Class N (Commencement of Operations April 6, 1998)
1998                                $ 10.00       0.02          (0.23)        (0.21)        (0.01)           -           (0.01)
1999                                $  9.78       0.09/2/        1.31          1.40         (0.05)           -           (0.05)
1999 (December 31st) (unaudited)    $ 11.13       0.05/2/       (2.01)        (1.96)        (0.05)         (0.95)        (1.00)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON U.S. LARGE CAP GROWTH FUND/4/ - Class N (Commencement of Operations December 31, 1998)
1999                                $ 11.84      (0.01)          2.05          2.04           -              -             -
1999 (December 31st) (unaudited)    $ 13.88      (0.01)/2/       1.71          1.70           -            (0.95)        (0.95)
                                    -------       -------        ------        ------                      ------        ------
BRINSON U.S. SMALL CAP GROWTH FUND/4/ - Class N (Commencement of Operations December 31, 1998)
1999                                $  8.80      (0.04)          0.40          0.36           -              -             -
1999 (December 31st) (unaudited)    $  9.16      (0.04)/2/       3.30          3.26           -              -             -
                                    -------       -------        ------        ------
BRINSON U.S. BOND FUND - Class N (Commencement of Operations June 30, 1997)
1998                                $ 10.24       0.61           0.42          1.03         (0.55)         (0.14)        (0.69)
1999                                $ 10.58       0.57/2/       (0.26)         0.31         (0.44)         (0.15)        (0.59)
1999 (December 31st) (unaudited)    $ 10.30       0.29/2/       (0.27)         0.02         (0.55)            -          (0.55)
                                    -------       -------        ------        ------       ------                       ------
BRINSON HIGH YIELD FUND - Class N (Commencement of Operations December 31, 1998)
1999                                $  9.98       0.42          (0.15)         0.27         (0.30)            -          (0.30)
1999 (December 31st) (unaudited)    $  9.95       0.45/2/       (0.27)         0.18         (0.46)         (0.07)        (0.53)
                                    -------       -------        ------        ------       ------         ------        ------
BRINSON GLOBAL (EX-U.S.) EQUITY FUND/3/ - Class N (Commencement of Operations June 30, 1997)
1998                                $ 12.59       0.16           0.29          0.45         (0.16)         (0.74)        (0.90)
1999                                $ 12.14       0.12           0.27          0.39         (0.11)         (0.12)        (0.23)
1999 (December 31st) (unaudited)    $ 12.30       0.02/2/        1.95          1.97           -            (0.14)        (0.14)
                                    -------       -------        ------        ------       ------         ------        ------


(1) Annualized.
(2) The net investment income per share data was determined by using average shares outstanding throughout the period.

(3) The Global (Ex-U.S.) Equity Fund changed its name from the Non-U.S. Equity Fund on December 10, 1998.

(4) The U.S. Large Cap Equity Fund, U.S. Large Cap
    Growth Fund and U.S. Small Cap Growth Fund changed their names from the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, respectively, on May 2, 2000.
N/A = Not Applicable


                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                      -------------------------------------------------
                                                                                                  Ratio of Net
                                                                      Ratio of Expenses         Investment Income
                                                                        to Average Net            to Average Net
                                                                             Assets                    Assets
                                                                      --------------------------------------------------
                                    Net                      Net
                                   asset        Total      assets,      Before       After        Before        After
                                   value-       Return      end of      expense     expense      expense       expense     Portfolio
                                   end of       (non-       period    reimburse-   reimburse-   reimburse-    reimburse-   turnover
Year                               period    annualized)  (in 000s)      ment         ment         ment          ment        rate

BRINSON GLOBAL FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $ 12.75     7.90 %       $ 1,163     1.19%        N/A          2.45%         N/A           88%
1999                               $ 11.99     4.47 %       $ 1,576     1.21%        N/A          1.98%         N/A          105%
1999 (December 31st) (unaudited)   $ 11.14    (1.33)%       $ 1,331     1.23%/1/     N/A          1.73%/1/      N/A           36%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON GLOBAL EQUITY FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $ 12.53     8.60 %       $     1     1.27%        1.25%        1.04%        1.06%          46%
1999                               $ 13.40     9.80 %       $   220     1.30%        1.25%        0.80%        0.85%          86%
1999 (December 31st) (unaudited)   $ 12.78     5.29 %       $   232     1.30%/1/     1.25%/1/     0.12%/1/     0.17%          57%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON GLOBAL BOND FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $  9.40     2.37 %       $     9     1.21%        1.15%        4.22%        4.28%         151%
1999                               $  9.16     2.89 %       $ 1,085     1.15%        N/A          3.80%        N/A           138%
1999 (December 31st) (unaudited)   $  9.15     0.00 %       $     1     1.29%/1/     1.21%/1/     3.91%/1/     3.99%/1/       35%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. BALANCED FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $ 12.27    12.15 %       $     1     1.06%        1.05%        3.63%        3.64%         194%
1999                               $  9.38     4.17 %       $     1     1.21%        1.05%        2.75%        2.91%         113%
1999 (December 31st) (unaudited)   $  8.40    (7.92)%       $     1     1.20%/1/     1.05%/1/     2.60%/1/     2.75%/1/       42%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. EQUITY FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $ 19.88    21.10 %      $    268     1.05%       N/A           0.87%       N/A             42%
1999                               $ 21.39    14.75 %      $  7,563     1.05%       N/A           0.57%       N/A             48%
1999 (December 31st) (unaudited)   $ 16.75   (13.20)%      $  8,136     1.05%/1/    N/A           0.59%/1/    N/A             26%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. LARGE CAP EQUITY FUND/4/ - Class N (Commencement of Operations April 6, 1998)
1998                               $  9.78    (2.02)%      $ 16,033     1.84%/1/     1.05%/1/     0.27%/1/     1.06%/1/       12%
1999                               $ 11.13    14.40 %      $  3,756     1.54%        1.05%        0.32%        0.81%          88%
1999 (December 31st) (unaudited)   $  8.17   (17.67)%      $    562     1.43%/1/     1.05%/1/     0.47%/1/     0.85%/1/       84%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. LARGE CAP GROWTH FUND/4/ - Class N (Commencement of Operations December 31, 1998)
1999                               $ 13.88    17.23 %      $      1     2.63%/1/     1.05%/1/   (1.51)%/1/     0.07%/1/       51%
1999 (December 31st) (unaudited)   $ 14.63    12.79 %      $      1     2.42%/1/     1.05%/1/   (1.54)%/1/   (0.17)%/1/       46%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. SMALL CAP GROWTH FUND/4/ - Class N (Commencement of Operations December 31, 1998)
1999                               $  9.16     4.09 %      $      1     1.57%/1/     1.40%/1/   (0.87)%/1/     0.70%/1/       71%
1999 (December 31st) (unaudited)   $ 12.42    35.59 %      $      1     1.59%/1/     1.40%/1/   (1.00)%/1/   (0.81)%/1/       69%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON U.S. BOND FUND - Class N (Commencement of Operations June 30, 1997)
1998                               $ 10.58    10.30 %      $      1     1.09%        0.85%        5.36%        5.60%         198%
1999                               $ 10.30     2.88 %      $      1     0.86%        0.85%        5.17%        5.18%         260%
1999 (December 31st) (unaudited)   $  9.77     0.14 %      $      1     0.86%/1/     0.85%/1/     5.69%/1/     5.70%/1/      103%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON HIGH YIELD FUND - Class N (Commencement of Operations December 31, 1998)
1999                               $  9.95     2.71 %      $      1     1.08%/1/     0.95%/1/     8.29%/1/     8.42%/1/       77%
1999 (December 31st) (unaudited)   $  9.60     1.77 %      $      1     1.08%/1/     0.95%/1/     8.89%/1/     9.02%/1/       29%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------
BRINSON GLOBAL (EX-U.S.) EQUITY FUND3 - Class N (Commencement of Operations June 30, 1997)
1998                               $ 12.14     4.51 %       $    11     1.25%       N/A           1.27%        N/A            49%
1999                               $ 12.30     3.30 %       $    15     1.24%       N/A           1.10%        N/A            74%
1999 (December 31st) (unaudited)   $ 14.13    16.11 %       $     1     1.23%/1/    N/A           0.08%/1/     N/A            32%
                                   -------   -----------  ---------   ----------   ----------   ----------   ----------    ---------

For More Information

More information on The Brinson Funds is available free upon request:

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")
The SAI provides more details about each Fund and its policies. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By Telephone
Call 1-800-448-2430

By Mail
The Brinson Funds
P.O. Box 2798
Boston, MA 02208-2798

By Email
fulfill@fdinet.com

On The Internet
Text-only versions of the prospectus and other documents pertaining to the Funds can be viewed online or downloaded from:

SEC: http://www.sec.gov

Brinson Partners: http://www.ubsbrinson.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC' s Public Reference Section, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov.

The Funds are series of The Brinson Funds;
Registration Number: 811-6637

[BRINSON FUNDS LOGO APPEARS HERE]

-------------------------------------------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: 1-800-448-2430

                         [UBS INVESTMENT FUNDS LOGO APPEARS HERE]


                         Global Fund
                         Global Equity Fund
                         Global Technology Fund
                         Global Biotech Fund
                         Global Bond Fund
                         U.S. Balanced Fund
                         U.S. Equity Fund
                         U.S. Value Equity Fund
                         U.S. Large Cap Equity Fund
                         U.S. Large Cap Growth Fund
                         U.S. Small Cap Equity Fund
                         U.S. Small Cap Growth Fund
                         U.S. Real Estate Equity Fund
                         U.S. Bond Fund
                         High Yield Fund
                         Emerging Markets Debt Fund
                         Global (Ex-U.S.) Equity Fund
                         Emerging Markets Equity Fund


                         Prospectus

                         May 2, 2000

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

The Brinson Investment Process..........  2

Overview of the Funds

   Global Fund..........................  3
   Global Equity Fund...................  4
   Global Technology Fund...............  5
   Global Biotech Fund..................  6
   Global Bond Fund.....................  7
   U.S. Balanced Fund...................  8
   U.S. Equity Fund.....................  9
   U.S. Value Equity Fund............... 10
   U.S. Large Cap Equity Fund........... 11
   U.S. Large Cap Growth Fund........... 12
   U.S. Small Cap Equity Fund........... 13
   U.S. Small Cap Growth Fund........... 14
   U.S. Real Estate Equity Fund......... 15
   U.S. Bond Fund....................... 16
   High Yield Fund...................... 17
   Emerging Markets Debt Fund........... 18
   Global (Ex-U.S.) Equity Fund......... 19
   Emerging Markets Equity Fund......... 20

Risk Considerations..................... 21
Fees and Expenses....................... 24
Investment Advisor...................... 27
Pricing of Fund Shares.................. 28
Purchasing Shares....................... 29
Redeeming Shares........................ 31
Dividends and Distributions............. 32
Tax Considerations...................... 33
Distribution Arrangements............... 34
Financial Highlights.................... 35


                                                                             1

Overview of the Funds

A Look at the Brinson Investment Process
At Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), we believe that the fundamental value of any investment is related to the future cash flows that it will generate for its investors. We believe that this determination must be made within a framework of globally integrated capital markets. World economies and financial markets are interactive. Thus, investment management, both within and across global stock and bond markets, must be based upon comprehensive knowledge and analysis of integrated investment fundamentals.


When making asset allocation decisions, if we are indifferent with respect to a market, industry, or other characteristic, we tend toward the "normal" weight, as determined by its proportion within the passive benchmark. Decisions to deviate from the normal mix of assets are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets, and the expertise and insights of our investment professionals. Security selection decisions for the core/value equity, growth equity and fixed income Funds are also made in relation to the benchmark, as described in each Fund's principal strategy section. We may substitute securities from an equivalent index that we believe more accurately reflects changes in our expectations for various classes of investments.

Equity Selections
Core/Value Equity Funds
Our Core/Value equity process focuses on identifying discrepancies between securities' fundamental values and their observed market prices. For each stock under our analysis, we estimate an intrinsic or fundamental value using disciplined quantitative techniques that incorporate our team of analysts' considerations of company management, competitive advantage, and each company's core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. Portfolios are constructed by focusing on those stocks that rank in the top 20% of the valuation output. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common factor exposures, industry weightings and individual stock selection.

Growth Equity Funds
Brinson Partners also manages portfolios against growth-oriented equity benchmarks. In the growth universe, we seek to invest in companies that possess a dominant market position and franchise, a major technical edge or a unique competitive advantage. Factors employed in our quantitative disciplines include earnings revisions, favorable analyst diffusion trends, positive stock price momentum and sales acceleration. Our seasoned investment professionals then conduct intensive fundamental research on the universe of companies identified as attractive by our quantitative models. Portfolios are constructed and monitored with close adherence to risk control guidelines.

Specialized Sector Funds
In response to changing market conditions and to the varied and dynamic needs of our clients, we offer several specialized sector Funds. These Funds are diversified among narrower market segments than our core/value and growth Funds, and are intended to compliment a diversified investment program. Security selection for these Funds is driven by relative valuation attractiveness over other securities within the specified sector. Investment decisions rely on quantitative analysis and screening, as well as fundamental research and valuation work.

Fixed Income Selections

We use an internally developed valuation model for fixed income selections for our Funds, which quantifies our return expectations for all of the bond markets. Inputs to this model include forecasts of inflation, risk premiums and interest rates. Our credit review process incorporates both a top-down strategy, which focuses on how macroeconomic forces shape various industry outlooks, and a bottom-up strategy, which relies on a combination of qualitative and quantitative factors. Our qualitative assessment focuses on management strength, market position, competitive environment and financial flexibility. Our quantitative assessment focuses on historical operating results, calculation of various credit ratios and an expected future outlook. With the exception of the High Yield Fund, our fixed income selections generally include all categories of investment grade fixed income securities, but emphasize the higher quality securities in this spectrum (those with a credit rating of AA and above). Our fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific fixed income securities.

Cash and Cash Equivalents
Each Fund may invest in cash or cash equivalent instruments, including units of an affiliated money market fund. See the Statement of Additional Information for further information.


Shares of The Brinson Funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. The value of your investment in a Fund will fluctuate, which means that you may lose money.

Global Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a portfolio of global equity and global fixed income securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

All security selection decisions are made relative to the Global Securities Markets Index (GSMI) Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Although it may invest anywhere in the world, the Fund invests primarily in:
* Equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index
* Fixed income markets listed in the Salomon Smith Barney World Government Bond Index


The Fund may invest in different types of securities in order to access these markets.

Other investments may include other open-end investment companies advised by Brinson Partners.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

   13.54%  10.20%   7.60%   0.83
--------------------------------
    96      97       98      99


*The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.17%.


Best Quarter:   Q2 1997   8.12%
Worst Quarter:  Q3 1998  -5.51%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                    Performance
                             1       5       10      Inception
                            Year    Year    Year     (7/31/95)
---------------------------------------------------------------
Global Fund                0.83%     -       -         9.18%
Salomon Smith Barney      -4.26%     -       -         3.52%
     World Government Bond Index
MSCI World Equity (Free)  25.12%     -       -        19.22%
     Index
GSMI Mutual Fund Index    16.85%     -       -        15.18%

GSMI Mutual Fund Index
An unmanaged index compiled by Brinson Partners, currently constructed as follows:

40% Wilshire 5000           3% Merrill Lynch High Yield
     Equity Index                  Master Index
22% MSCI World Ex USA       3% MSCI Emerging Markets
     (Free) Index                  Free Index
21% Salomon Smith

     Barney BIG             2% JP Morgan EMBI+
     Bond Index
9% Salomon Smith Barney
     Non-U.S. Gov't.
     Bond Index

From time to time, underlying indices may change.

MSCI World Equity (Free) Index

A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Salomon Smith Barney World Government Bond Index

A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

Global Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies

The Fund employs a core/value equity strategy, and invests primarily in a portfolio of global equity securities, which may include dividend-paying securities. At least 65% of the Fund's assets are invested in securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

       [BAR CHART APPEARS HERE]

    16.31%  9.86%   13.17%  12.02%
------------------------------------
     96      97      98      99



*The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.71%.

Best Quarter:   Q4 1998   14.11%
Worst Quarter:  Q3 1998  -10.23%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                             Performance
                      1       5       10      Inception
                     Year    Year    Year     (7/31/95)
--------------------------------------------------------
Global Equity Fund  12.02%    -       -        13.94%
MSCI World Equity   25.12%    -       -        19.22%
     (Free) Index


MSCI World Equity (Free) Index

A broad based securities index that represents the U.S. and developed global (ex-U.S.) equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

Global Technology Fund

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies


Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of technology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

The selection of companies is mainly influenced by a strong competitive position allowing the Fund to participate in the growth of each industry. Furthermore, the quality of the management, the technological innovation and the revenue growth of the companies are very important.

The Fund's benchmark is the Morgan Stanley High Tech Index.

Investments in equity securities may include:
* Common stock
* Preferred stock


Given that the Fund invests primarily in technology-related securities, there is a risk that economic factors such as patent considerations, intense competition, rapid technological changes and obsolescence may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Technology Companies

Technology companies develop, sell, or significantly benefit from the use of technology products and services. The term technology includes electronics, data processing, semi-conductors, telecommunications, and technology services.

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley High Tech Index

The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems, and semiconductors. The index was developed with a base value of 200 as of December 16, 1994, and is rebalanced annually.

Global Biotech Fund

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of biotechnology companies. The Fund employs a specialized sector strategy, and is a non-diversified portfolio.

Stock selection is based on bottom-up, fundamental analysis. Biotechnology companies generate value by developing new kinds of drugs and technologies. The basis of the fundamental analysis is to analyze the science behind the drugs and technologies.

Although the Fund may invest anywhere in the world, it principally invests in the equity securities contained in the NASDAQ Biotech Index, which consists of 200 companies. One company currently represents approximately 30% of this index, occasionally causing direct comparison to the Fund to be distorted.

Investments in equity securities may include:

* Common stock

* Preferred stock

Given that the Fund invests primarily in biotechnology-related securities, there is a risk that factors such as patent considerations, intense competition, rapid technological changes and obsolescence, and government regulation may have a substantial impact on the Fund's investments.

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Biotechnology Companies

Companies focusing on research, product development, product manufacture and distribution in the biotechnology sector. The majority of companies are newly established and have a single product in its early development stage.

Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

NASDAQ Biotech Index

The NASDAQ Biotech Index is a capitalization-weighted index of 200 biotechnology stocks listed on the NASDAQ exchange. The index was developed with a base value of 200 as of November 1, 1993.

Global Bond Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs a fixed income strategy, and invests primarily in a portfolio of global debt securities that may also provide the potential for capital appreciation. The Fund is a non-diversified portfolio.

Normally, at least 65% of the Fund's assets are invested in long-term debt securities of issuers in at least three countries (which may include the United States).

Although it may invest anywhere in the world, the Fund invests primarily in fixed income markets listed in the Salomon Smith Barney World Government Bond Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:

* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of global (ex-U.S.) governments
* Debt securities of corporations

* Mortgage-backed securities
* Asset-backed securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

   8.70%   1.17%   11.58%  -6.74%
--------------------------------------------
    96      97      98       99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.11%.

Best Quarter:   Q4 1998    5.86%
Worst Quarter:  Q1 1999   -3.54%

Average Annual Total Returns

(for the periods ended 12/31/99)

                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (7/31/95)
---------------------------------------------------------------
Global Bond Fund        -6.74%    -       -         4.74%
Salomon Smith Barney    -4.26%    -       -         3.52%
   World Government
   Bond Index


Non-Diversified Portfolio

Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.


Long-Term Debt

Debt Securities with an initial maturity of more than one year.

Salomon Smith Barney World Government Bond Index


A securities index that represents the broad global fixed income markets and includes debt issues of U.S. and most developed global (ex-U.S.) governments, governmental entities and supranationals.

U.S. Balanced Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Strategies


The Fund employs both core/value equity and fixed income strategies. The Fund invests primarily in a wide range of U.S. equity, fixed income and money market securities. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed income securities.

All selection decisions are made relative to the U.S. Balanced Mutual Fund Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:

* Common stock
* Preferred stock


Investments in fixed income securities may include:

* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of U.S. corporations

* Mortgage-backed securities
* Asset-backed securities
* When-issued securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

    10.86%  12.66%   9.57%   -7.44%
-------------------------------------------
      96      97      98       99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -1.08%.

Best Quarter:   Q2 1997    6.99%
Worst Quarter:  Q3 1999   -5.15%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (7/31/95)
---------------------------------------------------------------
U.S. Balanced Fund      -7.44%    -       -         7.43%
Salomon Smith Barney    -0.84%    -       -         6.21%
---------------------------------------------------------------
    BIG Bond Index
Wilshire 5000           23.56%    -       -        24.88%
---------------------------------------------------------------
    Equity Index
U.S. Balanced Mutual    14.66%    -       -        18.33%
    Fund Index


U.S. Balanced Mutual Fund Index


Compiled by Brinson Partners, this unmanaged index represents a fixed composite of 65% Wilshire 5000 Equity Index and 35% Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.
From time to time, underlying indices may change.

Wilshire 5000 Equity Index

A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

Salomon Smith Barney Broad Investment Grade (BIG) Bond Index

A broad-based index that includes U.S. bonds with over one year to maturity.

U.S. Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies


The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

All selection decisions are made relative to the Wilshire 5000 Equity Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

Fund Performance


The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.


Annual Total Returns for the periods ended 12/31*
[BAR CHART APPEARS HERE]

    24.90%  24.23%  17.91%  -4.51%
----------------------------------------
     96      97      98      99


* The Fund's total return for the period January 1, 2000 through March 31, 2000 was -5.97%.

Best Quarter:   Q4 1998 16.24%
Worst Quarter:  Q3 1999 -14.40%


Average Annual Total Return
(for the periods ended 12/31/99)

                                                 Performance
                          1       5       10      Inception
                         Year    Year    Year     (7/31/95)
---------------------------------------------------------------
U.S. Equity Fund        -4.51%    -       -        16.71%
Wilshire 5000 Equity    23.56%    -       -        24.88%
  Index


Wilshire 5000 Equity Index

A broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. Value Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies


The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities, which may include dividend-paying securities, of U.S. companies.

The Fund invests primarily in securities in the Russell 1000(r) Value Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:

* Common stock
* Preferred stock


Fund Performance

There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Russell 1000(r) Value Index

The Russell 1000(r) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(r) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell 1000(r) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

U.S. Large Cap Equity Fund
(formerly the U.S. Large Capitalization Equity Fund)

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies

The Fund employs a core/value equity strategy. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of U.S. large cap companies. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the Standard & Poor's 500 Equity Index ("S&P 500 Index"), the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Return for the period ended 12/31*

[BAR CHART APPEARS HERE]

-11.39%
-------
  99

   *The Fund's total return for the period January 1, 2000 through March 31, 2000 was -9.41%.

Best Quarter:    Q4   1998    15.29%
Worst Quarter:   Q3   1999   -15.45%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                        Performance
                     1            5           10         Inception
                    Year         Year        Year        (4/30/98)
----------------------------------------------------------------------
U.S. Large Cap
    Equity Fund   -11.39%         -           -            -4.06%
S&P 500 Index      21.04%         -           -            19.85%

Large Cap Companies
Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose capitalization falls below this level after purchase will continue to be considered large cap companies.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

S&P 500 Index
A broad cap market-weighted index that includes common stocks of the leading companies in the top industries in the United States. It is designed to provide a representative indication of the capitalization and return of the large cap U.S. equity market.

U.S. Large Cap Growth Fund
(formerly the U.S. Large Capitalization Growth Fund)

Objective
The Fund seeks to provide long-term capital appreciation.

Principal Strategies

The Fund employs a growth equity strategy, and invests primarily in a portfolio of equity securities of large cap growth companies. The Fund is a non-diversified portfolio.

All selection decisions are made relative to the Russell 1000(R) Growth Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in securities issued by large cap growth companies.
* Up to 20% of the Fund's assets may be invested in foreign securities

Investments in equity securities may include:
* Common stock
* Preferred stock


Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table which follows compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Return for the period ended 12/31*

[BAR CHART APPEARS HERE]

31.63%
------
  99

*The Fund's total return for the period January 1, 2000 through March 31, 2000 was 6.94%

Best Quarter:    Q4   1999   21.75%
Worst Quarter:   Q3   1999   -7.58%

Average Annual Total Returns
(for the periods ended 12/31/99)


                                                     Performance
                              1       5       10      Inception
                             Year    Year    Year    (12/31/98)
-----------------------------------------------------------------
U.S. Large Cap              31.63%    -       -        31.63%
    Growth Fund
Russell 1000(R) Growth
    Index                   33.16%    -       -        33.16%
S&P 500 Index/1/            21.04%    -       -        21.04%


/1/ The Advisor has changed the Fund's benchmark index from the S&P 500 Index to the Russell 1000(R) Growth Index based on the Advisor's determination that the Russell 1000(R) Growth Index is more representative of the Fund's investment strategies.

Large Cap Growth Companies
Companies with market caps in the upper 65% of the Wilshire 5000 Equity Index. Companies whose cap falls below this level after purchase will continue to be considered large cap growth companies.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on a Fund's net asset value.

Russell 1000(R) Growth Index
   The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market cap of the Russell 3000 Index. As of the latest reconstitution, the average market cap of the Russell 1000(R) Index was approximately $12.1 billion; the median market cap was approximately $3.8 billion. The smallest company in the index had an approximate market cap of $1,350.8 million. The Russell
1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

U.S. Small Cap Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a core/value equity strategy, and will invest primarily in publicly traded companies represented in the Wilshire Small Stock Index.

All selection decisions are made relative to the Wilshire Small Stock Index, the benchmark against which the Fund measures its portfolio.

* Normally, at least 65% of the Fund's assets are invested in equity securities issued by U.S. small cap companies.

Investments in equity securities may include:
* Common stock
* Preferred stock

   Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Wilshire Small Stock Index
This benchmark represents approximately the smallest 10% of the Wilshire 5000 Equity Index in terms of capitalization. The Wilshire 5000 Equity Index is a broad-based, market cap weighted index that includes all U.S. common stocks.

U.S. Small Cap Growth Fund
(formerly the U.S. Small Capitalization Growth Fund)

Objective

The Fund seeks to provide long-term capital appreciation.

Principal Strategies
   The Fund employs a growth equity strategy. Under normal conditions, the Fund invests at least 65% of its assets in equity securities of U.S. small cap companies.

All selection decisions are made relative to the Russell 2000 Growth Index, the benchmark against which the Fund measures its portfolio.

The Fund may also invest in securities of emerging growth companies. The Fund may invest up to 20% of its assets in foreign securities.

Investments in equity securities may include:
* Common stock
* Preferred stock

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table which follows compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

40.57%
------
  99

   *The Fund's total return for the period January 1, 2000 through March 31, 2000 was 22.07%.

Best Quarter:    Q4   1999   32.73%
Worst Quarter:   Q1   1999   -6.48%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                   Performance
                            1       5       10      Inception
                           Year    Year    Year    (12/31/98)
-----------------------------------------------------------
U.S. Small Cap            40.57%    -       -        40.57%
    Growth Fund
Russell 2000              43.09%    -       -        43.09%
    Growth Index
Russell 2000 Index/(1)/   21.26%    -       -        21.26%

(1) The Advisor has changed the Fund's benchmark index from the Russell 2000 Index to the Russell 2000 Growth Index based on the Advisor's determination that the Russell 2000 Growth Index is more representative of the Fund's investment strategies.

Small Cap Companies
Companies with market caps in the lower 10% of the Wilshire 5000 Equity Index.

Emerging Growth Companies
Small or medium sized companies that have passed their start-up phase and are showing positive earnings, as well as potential for achieving significant profit in a relatively short period of time.

   Russell 2000 Growth Index
An unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

U.S. Real Estate Equity Fund

Objective

   The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a specialized sector strategy. Normally, the Fund invests at least 65% of its assets in real estate equity securities, including real estate investment trusts (REITs). The Fund is a non-diversified portfolio.

Although the Fund may invest in any real estate related security, the Morgan Stanley REIT Index serves as its benchmark.

Investments in equity securities may include:
* Common stock
* Preferred stock

   Given that the Fund invests primarily in securities issued by REITs, there is a risk that changes in real estate values or economic downturns can have a substantial impact on the Fund's investments.

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

REITs
Publicly traded companies that own and often operate real property and/or invest in mortgage and mortgage-backed securities.

Non-Diversified Portfolio
Invests in fewer securities, which may result in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Morgan Stanley REIT Index
The Morgan Stanley REIT Index is a total-return index comprised of the most actively-traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

U.S. Bond Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a fixed income strategy, and invests primarily in a portfolio of investment-grade fixed income securities that may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in U.S. long-term debt securities.

All selection decisions are made relative to the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:
* Debt securities of the U.S. government, its agencies and instrumentalities
* Debt securities of U.S. corporations
   * Mortgage-backed securities
* Asset-backed securities

The Fund's portfolio turnover rate may exceed 100%.

Fund Performance

The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

   Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

3.15%   9.05%   7.80%   -1.55%
--------------------------------
 96      97      98      99

   *The Fund's total return for the period January 1, 2000 through March 31, 2000 was 1.85%.

Best Quarter:    Q4   1995    4.46%
Worst Quarter:   Q1   1996   -2.33%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                Performance
                          1       5       10     Inception
                         Year    Year    Year    (8/31/95)
-----------------------------------------------------------
U.S. Bond Fund          -1.55%    -       -        5.41%
Salomon Smith Barney    -0.84%    -       -        6.05%
    Big Bond Index

Investment-Grade
Fixed income securities possessing a minimum rating of:
* BBB by Standard & Poor's Ratings Group ("S&P") or
* Baa by Moody's Investors Services, Inc. ("Moody's") or
* If unrated, are determined to be of comparable quality by the Advisor.

   Long-Term Debt
Debt securities with an initial maturity of more than one year.

Salomon Smith Barney
Broad Investment Grade (BIG) Bond Index
A broad-based index that includes U.S. bonds with over one year to maturity.

High Yield Fund

Objectives
The Fund's primary objective is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. The Fund also seeks capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

Principal Strategies
   The Fund employs a fixed income strategy, and invests primarily in a portfolio of U.S. higher-yielding, lower-rated bonds:
* Under normal conditions, at least 65% of the Fund's assets are invested in fixed income securities that provide higher yields and are "lower-rated"
* Up to 25% of the Fund's assets may be invested in foreign securities

All selection decisions are undertaken relative to the Merrill Lynch High Yield Master Index, the benchmark against which the Fund measures its portfolio.

Investments in fixed income securities may include:
* Debt securities of corporations
* Zero coupon securities
   * Asset-backed securities
* When-issued securities
* Eurodollar securities

   The Fund's portfolio turnover rate may exceed 100%.

Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you the Fund's performance over the past year. The table below compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

   Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

4.09%
-----
 99

   *The Fund's total return for the period January 1, 2000 through March 31, 2000 was -3.96%.

Best Quarter:    Q1   1999   3.91%
Worst Quarter:   Q1   2000  -3.96%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                     Performance
                              1       5       10      Inception
                             Year    Year    Year    (12/31/98)
-----------------------------------------------------------------
High Yield Fund              4.09%    -       -         4.09%
Merrill Lynch High Yield     1.57%    -       -         1.57%
    Master Index

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
* Ba or lower by Moody's or
* BB or lower by S&P.
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Merrill Lynch High Yield Master Index
An index of publicly placed non-convertible, coupon-bearing U.S. domestic debt with a term to maturity of at least one year.

Emerging Markets Debt Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a fixed income strategy, and intends to invest primarily in a portfolio of debt securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the J.P. Morgan Emerging Markets Bond Index Plus, the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its total assets in debt securities issued by:
* Governments
* Government-related entities (including participations in loans between governments and financial institutions)
* Corporations
* Entities organized to restructure outstanding debt of issuers in emerging markets

The Fund also invests in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

A substantial amount of the assets of the Fund may be invested in higher-yielding, lower-rated bonds.

   Fund Performance
There is no performance quoted as the Fund had not commenced operations prior to the date of this prospectus.

Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P.
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

J.P. Morgan Emerging Markets Bond Index Plus
Comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

Global (Ex-U.S.) Equity Fund

Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of global (ex-U.S.) issuers.

Principal Strategies
   The Fund employs a core/value equity strategy. Normally, the Fund invests at least 65% of its assets in equity securities of issuers in at least three countries other than the United States.

Although it may invest anywhere in the world, the Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International ("MSCI") World Ex USA (Free) Index, the benchmark against which the Fund measures its portfolio.

Investments in equity securities may include:
* Common stock
* Preferred stock

   Fund Performance
The chart and table which follow give an indication of the Fund's risks and performance. The chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

   Annual Total Returns for the periods ended 12/31*

[BAR CHART APPEARS HERE]

11.81%   5.02%   13.44%   18.15%
--------------------------------
  96      97       98       99

   *The Fund's total return for the period January 1, 2000 through March 31, 2000 was -4.44%.

Best Quarter:    Q4   1998    16.86%
Worst Quarter:   Q3   1998   -13.78%

Average Annual Total Returns
(for the periods ended 12/31/99)

                                                   Performance
                            1       5       10      Inception
                           Year    Year    Year     (7/31/95)
--------------------------------------------------------------
Global (Ex-U.S.) Equity   18.15%    -       -         12.88%
    Fund
MSCI World Ex USA         27.77%    -       -         12.68%
    (Free) Index

MSCI World Ex USA (Free) Index
An unmanaged, market driven broad based securities index which includes global (ex-U.S.) equity markets in terms of capitalization and performance.

Emerging Markets Equity Fund

Objective
The Fund seeks to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk.

Principal Strategies
   The Fund employs a core/value equity strategy, and intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging markets countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. The Fund is a non-diversified portfolio.

All selection decisions are undertaken relative to the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, if the benchmark against which the Fund measures its portfolio.

Normally, the Fund invests at least 65% of its assets in the equity securities of issuers in emerging markets or securities on which the return is derived from the equity securities of issuers in emerging markets, such as equity swap contracts and equity index swap contracts.

Up to 35% of the Fund's assets may be invested in higher-yielding, lower-rated bonds. The Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside of the United States.

Fund Performance
There is no performance quoted as the Fund had not commenced operations as of the date of this prospectus.

Emerging Markets
The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Non-Diversified Portfolio
Invests most of its assets in a smaller number of issuers, resulting in more potential volatility than a diversified portfolio. Gains or losses on a single security or issuer within the portfolio will, therefore, have a greater impact on the Fund's net asset value.

Lower-Rated Bonds
Bonds rated in the lower rating categories of Moody's and S&P, including securities rated:
 . Ba or lower by Moody's or
 . BB or lower by S&P
Securities rated in these categories or lower are considered to be of poorer quality and predominantly speculative.

Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index
A market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor.

Risk Considerations

The chart below illustrates the primary risks of investing in the Funds.

                               Foreign   Geographic              Industry                             Non-
                               Country    Concen-      High      Concen-     Interest              Diversifi-    Pre-       Small
                 Credit      & Currency   tration      Yield     tration       Rate      Market      cation     payment    Company
------------------------------------------------------------------------------------------------------------------------------------
Global Fund                       *                                              *         *
------------------------------------------------------------------------------------------------------------------------------------
Global
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Global
Technology Fund                   *                                  *                     *            *
------------------------------------------------------------------------------------------------------------------------------------
Global
Biotech Fund                      *                                  *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
Global
Bond Fund                         *                                              *         *            *          *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Balanced Fund                                                                    *         *                       *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Value
Equity Fund                                                                                *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Equity Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Growth Fund                                                                                *            *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Equity Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Growth Fund                                                                                *                                   *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate
Equity Fund                                                          *                     *            *                      *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Bond Fund                                                                    *             *                       *
------------------------------------------------------------------------------------------------------------------------------------
High
Yield Fund            *                                  *                   *             *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *         *                   *             *            *
Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
Global (Ex-U.S.)
Equity Fund                       *                                                        *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets                           *            *                                           *            *                      *
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

All Fund investments are subject to risk and may decline in value. Each Fund's exposure depends upon its specific investment practices. The amount and types of risk vary depending on:

*  The investment objective(s)
*  The Fund's ability to achieve its objectives
*  The markets in which the Fund invests
*  The investments the Fund makes in those markets
*  Prevailing economic conditions over the period of an investment

Please note that there are other circumstances that could adversely affect your investment and potentially prevent a Fund from achieving its objectives.


Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.


Foreign Country and Currency Risks
The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging markets countries.

The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. If a Fund held investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, was impacted. To the extent the Funds hold non-U.S. dollar denominated securities (Euro or other) they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Geographic Concentration Risk
The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

High Yield Risk
The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Industry Concentration Risk
The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry in which a Fund's investments are concentrated.

The investment objective of each Fund is "fundamental" and may be changed only with shareholder approval. Unless otherwise stated, each Fund's investment policies are not fundamental and may be changed by the Trust's Trustees without a shareholder vote. There can be no assurance that the Funds will be able to attain their objectives.


Each Fund's primary investment practices and strategies are discussed in this prospectus. Other practices, and their related risks, are described in the Statement of Additional Information ("SAI").

Interest Rate Risk

The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of a Fund's securities to fall, while a decline in prevailing interest rates may produce an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Market Risk

The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

Non-Diversification Risk

The risk that a non-diversified Fund will be more volatile than a diversified Fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified Fund's net asset value.

Portfolio Turnover

The Funds generally intend to purchase securities for long-term investment. Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Prepayment Risk

The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

Small Company Risk

The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the UBS Investment Funds Class of shares.

Shareholder Transaction Fees

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases        None

Emerging Markets Equity Fund:
    Purchase/Redemption Transaction Fee         1.50%*

* This transaction charge is paid to the Fund and used by it to defray transaction costs associated with each purchase and sale of securities by the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, expressed as a % of average net assets)


                                                                                                                     Total Fund
                                                                                                Amount of Fee    Operating Expenses
                                                                                                Waiver and/or    (after fee waiver
                                    Investment        12b-1         Other     Gross Operating     Expense          and/or expense
(06/30/99)                        Advisory Fees/1/  Expenses/2/  Expenses/1/    Expenses/1/    Reimbursement/1/  reimbursement)/1/
------------------------------------------------------------------------------------------------------------------------------------
Global                                 0.80%          0.65%         0.16%          1.61%            0.00%              1.61%
Global Equity                          0.80%          0.76%         0.25%          1.81%            0.05%              1.76%
Global Technology/3/                   1.40%          1.00%         0.15%          2.55%            0.00%              2.55%
Global Biotech/3/                      1.15%          1.00%         0.15%          2.30%            0.00%              2.30%
Global Bond                            0.75%          0.49%         0.15%          1.39%            0.00%              1.39%
U.S. Balanced                          0.70%          0.50%         0.26%          1.46%            0.16%              1.30%
U.S. Equity                            0.70%          0.52%         0.10%          1.32%            0.00%              1.32%
U.S. Value Equity/3/                   0.70%          1.00%         0.15%          1.85%            0.00%              1.85%
U.S. Large Cap Equity                  0.70%          0.52%         0.59%          1.81%            0.49%              1.32%
U.S. Large Cap Growth/4/               0.70%          0.77%         1.68%          3.15%            1.58%              1.57%
U.S. Small Cap Equity/3/               1.00%          1.00%         0.15%          2.15%            0.00%              2.15%
U.S. Small Cap Growth/4/               1.00%          0.77%         0.32%          2.09%            0.17%              1.92%
U.S. Real Estate Equity Fund/3/        0.90%          1.00%         0.15%          2.05%            0.00%              2.05%
U.S. Bond                              0.50%          0.47%         0.11%          1.08%            0.01%              1.07%
High Yield/4/                          0.60%          0.85%         0.23%          1.68%            0.13%              1.55%
Emerging Markets Debt/3/               0.65%          1.00%         0.50%          1.90%            0.00%              2.15%
Global (Ex-U.S.) Equity                0.80%          0.84%         0.19%          1.83%            0.00%              1.83%
Emerging Markets Equity/3/             1.10%          1.00%         0.50%          2.45%            0.00%              2.60%

(1) The Advisor has irrevocably agreed to permanently waive its fees and reimburse certain expenses so that total operating expenses of the Funds do not exceed the percentages noted in the chart on page 27.

(2) For purposes of this Table, "12b-1 Expenses" are comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund and the GLobal (Ex-U.S.) Equity Fund. "12b-1 Expenses" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets and a service fee of 0.25% of average daily net assets for each of the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. See "Distribution Arrangements" on page 37. Although the Distribution Plan provides that the Funds may pay fees at these rates, the Funds and the Funds' underwriter have agreed to limit aggregate distribution fees on certain of the Funds so they do not exceed the percentages noted on page 37. Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on a Fund basis rather than on a per shareholder basis. Therefore, long-term shareholders of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

(3) The fees and expenses noted for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates.

(4) The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund were created as the result of a reorganization of three corresponding funds of UBS Private Investor Funds, Inc. into these Funds on December 18, 1998. The fees and expenses of these three Funds are based on fees and expenses incurred for the period January 1, 1999 through June 30, 1999 (annualized).

Expense Example

This example is intended to help you compare the cost of investing in the UBS Investment Funds Class of shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                1 year     3 years    5 years      10 years
-----------------------------------------------------------------------------
Global                          $ 164      $ 508        $ 876      $ 1,911
Global Equity                   $ 179      $ 554        $ 954      $ 2,073
Global Technology               $ 258      $ 793      $ 1,355      $ 2,885
Global Biotech                  $ 233      $ 718      $ 1,230      $ 2,636
Global Bond                     $ 142      $ 440        $ 761      $ 1,669
U.S. Balanced                   $ 132      $ 412        $ 713      $ 1,568
U.S. Equity                     $ 134      $ 418        $ 723      $ 1,590
U.S. Value Equity               $ 188      $ 582      $ 1,001      $ 2,169
U.S. Large Cap Equity           $ 134      $ 418        $ 723      $ 1,590
U.S. Large Cap Growth           $ 160      $ 496        $ 855      $ 1,867
U.S. Small Cap Equity           $ 218      $ 673      $ 1,154      $ 2,483
U.S. Small Cap Growth           $ 195      $ 603      $ 1,037      $ 2,243
U.S. Real Estate Equity         $ 208      $ 643      $ 1,103      $ 2,379
U.S. Bond Fund                  $ 109      $ 340        $ 590      $ 1,306
High Yield Fund                 $ 158      $ 490        $ 845      $ 1,845
Emerging Markets Debt Fund      $ 218      $ 673      $ 1,154      $ 2,483
Global (Ex-U.S.) Equity Fund    $ 186      $ 576        $ 990      $ 2,148
Emerging Markets Equity Fund    $ 263      $ 808      $ 1,380      $ 2,934

Investment Advisor


Advisory Fees

The following chart shows the investment advisory fees payable to Brinson Partners, before fee waivers, by each Fund during its last fiscal year.


Investment Advisory Fees
(expressed as a percentage of average net assets)

Global Fund                                     0.80%
Global Equity Fund                              0.80
Global Technology Fund/1,2/                     1.40
Global Biotech Fund/1,2/                        1.15
Global Bond Fund                                0.75
U.S. Balanced Fund                              0.70
U.S. Equity Fund                                0.70
U.S. Value Equity Fund/1,2/                     0.70
U.S. Large Cap Equity Fund                      0.70
U.S. Large Cap Growth Fund                      0.70
U.S. Small Cap Equity Fund/1,2/                 1.00
U.S. Small Cap Growth Fund                      1.00
U.S. Real Estate Equity Fund/1,2/               0.90
U.S. Bond Fund                                  0.50
High Yield Fund                                 0.60
Emerging Markets Debt Fund/1,2/                 0.65
Global (Ex-U.S.) Equity Fund                    0.80
Emerging Markets Equity Fund/1,2/               1.10


(1) Management fees shown for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are based on estimates as the Funds had not commenced operations as of the date of this prospectus.


(2) The Advisor is entitled to reimbursement of advisory fees waived during any of the previous five years, provided that the reimbursement will never cause the total operating expense ratio to exceed the limits in the table below.

The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the UBS Investment Funds Class of shares do not exceed the following amounts for each of the respective Funds:

Global Fund                                     1.10%
Global Equity Fund                              1.00
Global Technology Fund                          1.55
Global Biotech Fund                             1.30
Global Bond Fund                                0.90
U.S. Balanced Fund                              0.80
U.S. Equity Fund                                0.80
U.S. Value Equity Fund                          0.85
U.S. Large Cap Equity Fund                      0.80
U.S. Large Cap Growth Fund                      0.80
U.S. Small Cap Equity Fund                      1.15
U.S. Small Cap Growth Fund                      1.15
U.S. Real Estate Equity Fund                    1.05
U.S. Bond Fund                                  0.60
High Yield Fund                                 0.70
Emerging Markets Debt Fund                      1.15
Global (Ex-U.S.) Equity Fund                    1.00
Emerging Markets Equity Fund                    1.60


About the Advisor

Brinson Partners, Inc., a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of December 31, 1999, Brinson Partners was responsible for the management of USD 159 billion in institutional assets.

Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed both U.S. and non-U.S. investment portfolios since 1974 and global investment portfolios since 1982. Brinson Partners is an indirect wholly owned subsidiary of UBS AG, and a core business area within the UBS Asset Management Division.

The UBS Asset Management Division is responsible for the institutional asset management activities of UBS, and employs more than 1,800 people worldwide. The Division manages USD 360 billion of institutional assets, including USD 236 billion of discretionary institutional assets on an active basis, as well as mutual fund assets for UBS Private Banking which total over USD 124 billion. Clients include corporations, public funds, endowments, foundations, central banks and other investors located throughout the world.

Portfolio Management

Investment decisions for the Funds are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


Brinson Partners, Inc.
209 South LaSalle Street
Chicago, Ill 60604-1295

Pricing of Fund Shares

The UBS Investment Funds Class of shares are bought and sold at net asset value ("NAV"), which is calculated as of the close of business on each day that the New York Stock Exchange ("NYSE") is open (currently 4:00 p.m. Eastern time). A Fund's securities are valued based on the last sale price or, where market quotations are not readily available, are based on fair value as determined in good faith by the Trust's Board of Trustees.

Foreign securities are valued at their closing prices on the exchange on which they are traded. The resulting values are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

Purchase and redemption orders for shares received in good form by the close of regular trading (currently 4:00 p.m., Eastern time) are priced according to the NAV determined on that day. Purchase and redemption orders received after the close of trading are priced according to the next determined price per share. The Funds reserve the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

How the Funds Calculate NAV

The NAV of a class of shares of a Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

Purchasing Shares

The minimum initial investment for Fund shares is $25,000, including Individual Retirement Accounts ("IRAs"). Subsequent investments for Fund shares will be accepted in minimum amounts of $5,000 (including IRAs). The Funds reserve the right to vary the investment minimums and impose minimums for additional investments at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor at its discretion. Purchases may be made in one of the following ways:

By Telephone
Call 1-800-794-7753 to arrange for a telephone transaction.

If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.

Complete and sign an application for the UBS Investment Funds Class of shares.

By Mail
Make your check payable to "UBS Investment Fund - ____________."

If you are adding to your existing account, enclose the remittance portion of your account statement and include the amount of investment, account name and number.

Mail your application and/or check to:
UBS Investment Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

By Wire
If you are opening a new account, call the Funds at 1-800-794-7753 to arrange for a wire transaction.

Then wire federal funds to:

The Chase Manhattan Bank
ABA#021000021
DDA#9102-783504
FBO: "UBS Investment Fund - _________" and include your name and new account number.

Complete and sign an application for UBS Investment Funds Class of shares and mail immediately following the initial wire transaction to:

UBS Investment Funds
c/o Transfer Agent
P.O. Box 2798
Boston, MA 02208-2798

If you are adding to your existing account, you do not need to call the Funds to arrange for a wire transaction, but be sure to include your name and account number.

Through Financial Institutions/Professionals
In some cases, the Funds have entered into one or more Sales Agreements with brokers, dealers or other financial intermediaries ("Service Providers" as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee accepts the order. Such orders will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Telephone orders are accepted from broker-dealers or service organizations if they have been previously approved by the Funds.

Brinson Partners, or its affiliates, may, from its own resources, compensate Service Providers for services performed with respect to the UBS Investment Funds Class of shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. Payments made for any of these purposes may be made from Brinson Partners' revenues, its profits or any other sources available. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

If you have any questions or need further information, call 1-800-794-7753.

The Brinson Funds strongly discourage market timers and short-term traders from investing in the Funds.

The Funds will not accept a check endorsed over by a third party. The Funds reserve the right to reject any purchase order and to suspend the offering of shares of The Brinson Funds. This includes purchase orders that, in the reasonable belief of the Funds, have been made by market timers or short-term traders.

You will be subject to a 1.50% transaction charge in connection with your purchase of shares of the Emerging Markets Equity Fund. Shares of the Funds are sold at a price which is equal to the NAV of such shares, plus the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gains distributions. The transaction charge is paid to the Fund and used by it to defray the transaction costs associated with each purchase and sale of securities within the Fund.

Exchanging Shares

You can exchange your UBS Investment Funds shares for UBS Investment Funds shares of other Funds. Exchanges will not be permitted between the UBS Investment Funds shares and either the Brinson Funds - Class I shares or the Brinson Funds - Class N shares.

Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Under certain circumstances, the Funds may:
* Limit the number of exchanges between Funds
* Reject a telephone exchange order
* Modify or discontinue the exchange privilege upon 60 days' written notice

Exchanged Funds are subject to the minimum initial investment requirement. The procedures that apply to redeeming shares also apply to exchanging shares.

An exchange is the sale of shares of one Fund and purchase of shares of another and could result in taxable gain or loss in a non-tax sheltered account.

Account Options
The following account options are available. There are no charges for the programs noted below and you may change or terminate these plans at any time by written notice to the Funds. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

Automatic Investment Plan
Through this option, money can be electronically deducted from your checking, savings or bank money market accounts and invested in the Funds each month or quarter.

Complete the Automatic Investment Plan Application, which is available upon request by calling 1-800-794-7753, and mail it to the address indicated.

The initial $25,000 minimum investment still applies, however, subsequent investments can be as little as $5,000.

The Funds may alter or terminate the Automatic Investment Plan at any time.

Systematic Withdrawal Plan
If you have a minimum of $25,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

Withdrawals are drawn from share redemptions and must be a minimum of $500 per payment. Under the Systematic Withdrawal Plan ("SWP"), you must elect to have dividends and distributions automatically reinvested in additional Fund shares.

The Funds may terminate any SWP if the value of the account falls below $50,000 due to share redemptions or an exchange of shares for UBS Investment Fund shares of another Fund.

Individual Retirement Account

You may open an IRA, a tax-deferred retirement account, with the Funds if you are under age 70 1/2. The minimum purchase requirement for an IRA is $25,000.

Redeeming Shares

Your shares will be redeemed at the NAV next calculated after your order is accepted by the Funds' transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt.

Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Your order will be processed promptly and you will generally receive the proceeds within seven days.

Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed once the check clears, which may take up to 15 days.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than in cash) if the amount you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

You will be subject to a 1.50% transaction charge in connection with each redemption of shares of the Emerging Markets Equity Fund. Redemption requests for the Emerging markets Equity Fund are paid at the NAV less the transaction charge. Redemptions which are made in kind with securities are not subject to the transaction charge.

Minimum Balances
Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any Fund account for their then current net asset value if at any time your total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Fund.

You will be notified if your account drops below the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed. The Fund will promptly pay you the NAV for such a redemption.

You may redeem some or all of your shares any day the NYSE is open for business by doing one of the following (if you have any questions, call the transfer agent at 1-800-794-7753).

By Telephone
If you have chosen the telephone redemption privilege on the initial application or subsequently arranged in writing, you may call 1-800-794-7753 to redeem shares.

By Mail
Shareholders may sell shares by making a written request to:
UBS Investment Funds
P.O. Box 2798
Boston, MA 02208-2798

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Funds may require a signature guarantee for certain redemptions (see "Signature Guarantees" below).

By Bank Wire
If you have chosen the wire redemption privilege on the initial application or subsequently arranged in writing, you may request the Funds to wire your proceeds to a predesignated bank account.

Call 1-800-794-7753.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.

Through Financial Institutions/Professionals

Contact your financial institution or professional for more information. If you purchased shares through an Authorized Dealer or Sub-designee, you should contact it for more information.

Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

Redemption requests should be accompanied by the Fund's name, your Fund account number and the dollar amount or number of shares to be redeemed. The Fund will mail a check to your account address or, if you have elected the wire redemption privilege, the Fund will wire the proceeds to your bank.

Signature Guarantees
To protect your account from fraud, the Fund and its agent may require a signature guarantee for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

Telephone Transactions
You may give up some level of security by choosing to buy or sell shares by telephone, rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If they do not employ these procedures, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Transfer of Securities

Under certain circumstances, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. (Please see the SAI for more information.)

Dividends and Distributions

Each Fund passes most of its net investment income along to investors in the form of distributions. All shareholders of a Fund are entitled to a proportionate share of the Fund's net income and realized capital gains on its investments.

Net investment income for all of the Funds consists of all dividends and interest received, less expenses (including fees payable to the Advisor and its affiliates).

Dividends from net investment income are declared, and paid, by each Fund semi-annually - in June and December. In December, the Funds will distribute substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Fund, if later) and ending October
31. At the same time, the Funds will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

Dividends and other distributions paid on each class of shares of a Fund are calculated at the same time and in the same manner. Dividends on each class might be affected differently by the allocation of other class-specific expenses.

Unless you notify the transfer agent in writing that you elect to receive your income dividends and capital gains distributions in cash, all will be reinvested automatically in additional Fund shares of the same class of a Fund. Distribution options may be changed at any time by requesting a change in writing. Dividends are reinvested on the reinvestment date at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to taxes.

Tax Considerations

Following is a brief discussion of the general tax treatment of various distributions from the Funds. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax advisor about federal, state and local tax considerations.

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains, depending upon how long the Fund has held the underlying assets. This is true whether you invest your distributions in additional shares of a Fund or receive them in cash. Any capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell or exchange your shares of a Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign investors may be subject to U.S. withholding and estate tax.

If any of the following situations apply to you, the Funds will be required by the IRS to withhold 31% of your taxable distributions:

* you do not provide your correct taxpayer identification number, or
* you do not certify that such number is correct, or
* the IRS instructs the Fund to do so.

Buying a Dividend
If you buy shares in a stock Fund just before the Fund makes any distribution, or if you buy shares in any fixed income Fund just prior to a capital gains distribution, you will receive some of the purchase price back in the form of a taxable distribution.

Shareholders will be advised annually of the source and the tax status of all Fund distributions for federal income tax purposes.

Distribution Arrangements

Distribution Arrangements
The Funds have adopted two distribution plans under rule 12b-1 of the Investment Company Act of 1940 to compensate Brinson Partners, Funds Distributor, Inc. ("FDI") and others for distributing and promoting sales of the UBS Investment Funds Class of shares. One plan covers the Global, Global Equity, Global Bond, U.S. Balanced, U.S. Equity, U.S. Large Cap Equity, U.S. Large Cap Growth, U.S. Small Cap Growth, U.S. Bond, High Yield and Global (Ex-U.S.) Equity Funds and annual fees paid under this plan may not exceed 0.90% of the average daily net assets of each UBS Investment Fund's class of shares. The other plan covers the Global Technology, Global Biotech, U.S. Value Equity, U.S. Small Cap Equity, U.S. Real Estate Equity, Emerging Markets Debt and Emerging Markets Equity Funds and annual fees paid under this plan may not exceed 1.00% of the average daily net assets of each UBS Investment Fund's class of shares. 0.25% of each plan's fees are service fees to be paid by the Funds to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts. The plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 2000 fiscal year:

Global Fund                     0.65%
Global Equity Fund              0.76
Global Technology Fund          1.00
Global Biotech Fund             1.00
Global Bond Fund                0.49
U.S. Balanced Fund              0.50
U.S. Equity Fund                0.52
U.S. Value Equity Fund          1.00
U.S. Large Cap Equity Fund      0.52
U.S. Large Cap Growth Fund      0.77
U.S. Small Cap Equity Fund      1.00
U.S. Small Cap Growth Fund      0.77
U.S. Real Estate Equity Fund    1.00
U.S. Bond Fund                  0.47
High Yield Fund                 0.85
Emerging Markets Debt Fund      1.00
Global (Ex-U.S.) Equity Fund    0.84
Emerging Markets Equity Fund    1.00

Because these distribution and service fees are paid out of the assets of the UBS Investment Funds Class of shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Multiple Classes
The Funds are series of The Brinson Funds, a Delaware business trust, and currently offer three classes of shares: Brinson Funds--Class I, Brinson Funds-- Class N and UBS Investment Funds Class of shares.

Financial Highlights
The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Bond Fund and Global (Ex-U.S.) Equity Fund
The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1999 (the "Annual Report"). In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report to Shareholders (the "Semi-Annual Report") dated December 31, 1999. Additional performance and financial data and related notes are contained in the Annual Report and the Semi-Annual Report, which are available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 1999 and the Reports, as well as the Semi-Annual Report, are incorporated by reference into the SAI.

U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund
The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund (collectively, the "New Funds") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Fund, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") The New Funds had no operations prior to the Reorganizations. The New Funds have fiscal years ending on June 30.

The selected financial information in the following table, for the year ended June 30, 1999, has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the Annual Report. In addition, the table includes unaudited financial information for the period ended December 31, 1999, which is included in the Funds' Semi-Annual Report dated December 31,1999. The selected financial information in the following table for the year ended December 31, 1998 has been audited by the Funds' independent auditors, whose unqualified reports on the financial statements containing such information appear in the New Funds' Annual Report to Shareholders (the "New Funds' Report") dated December 31, 1998. The selected financial information in the following table for the year ended December 31, 1997 has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Predecessor Funds' Reports") appear in the Predecessor Funds' Annual Report to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, the Semi-Annual Report, the New Funds' Report and the Predecessor Funds' Annual Reports (collectively, the "New Funds' and Predecessor Funds' Reports"), which are available without charge upon request. The New Funds' financial statements for the fiscal years ended June 30, 1999 and December 31, 1998, and the Predecessor Funds' financial statements for the fiscal year ended December 31, 1997, and the New Funds' and Predecessor Funds' Reports, are incorporated by reference into the SAI.

Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund
No financial information is presented for these Funds as they had not commenced operations as of the date of this prospectus.

Financial Highlights--Fiscal Year Ended June 30 and the Semi-Annual Period Ended December 31, 1999.
The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                                                   Income (Loss) from Investment
                                                               Operations                     Less Distributions
                                            -------------------------------------------  -----------------------------
                                                                                         Distributions   Distributions
                                                                               Total        from and        from and
                                  Net asset                        Net        income       in excess       in excess
                                    value-        Net         realized and  (loss) from      of net         of net       Total
                                  beginning    Investment      unrealized    investment     investment      realized    Distribu-
Year                              of period   income (loss)    gain (loss)   operations       income          gain        tions
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)/(3)/
1996                              $  11.60       0.39             1.10           1.49         (0.59)         (0.32)       (0.91)
1997                              $  12.18       0.34             1.75           2.09         (0.57)         (0.65)       (1.22)
1998                              $  13.05       0.30             0.61           0.91         (0.55)         (0.70)       (1.25)
1999                              $  12.71       0.20             0.25           0.45         (0.37)         (0.84)       (1.21)
1999 (December 31st) (unaudited)  $   4.95       0.09/2/         (0.27)         (0.18)        (0.13)         (0.52)       (0.65)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)(3)
1996                              $  10.35      (0.01)            1.93           1.92         (0.01)         (0.69)       (0.70)
1997                              $  11.57       0.08             2.13           2.21         (0.06)         (0.99)       (1.05)
1998                              $  12.73       0.07             0.83           0.90         (0.07)         (1.05)       (1.12)
1999                              $  12.51       0.04/2/          1.09           1.13         (0.06)         (0.18)       (0.24)
1999 (December 31st) (unaudited)  $  13.40      (0.03)/2/         0.64           0.61         (0.02)         (1.21)       (1.23)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)(3)
1996                              $  10.56       0.78             0.15           0.93         (1.37)         (0.10)       (1.47)
1997                              $  10.02       0.62             0.10           0.72         (0.94)         (0.19)       (1.13)
1998                              $   9.61       0.38/2/         (0.18)          0.20         (0.25)         (0.17)       (0.42)
1999                              $   9.39       0.34/2/         (0.07)          0.27         (0.42)         (0.08)       (0.50)
1999 (December 31st) (unaudited)  $   9.16       0.19/2/         (0.19)             -         (0.11)         (0.01)       (0.12)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)(3)
1996                              $  11.38       0.42             0.86           1.28         (0.42)         (0.57)       (0.99)
1997                              $  11.67       0.38             1.31           1.69         (0.36)         (0.54)       (0.90)
1998                              $  12.46       0.42/2/          0.95           1.37         (0.70)         (0.94)       (1.64)
1999                              $  12.19       0.27/2/          0.18           0.45         (0.67)         (2.65)       (3.32)
1999 (December 31st) (unaudited)  $   9.32       0.13/2/         (0.87)         (0.74)        (0.17)         (0.06)       (0.23)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)(3)
1996                              $  11.94       0.10             2.92           3.02         (0.13)         (0.25)       (0.38)
1997                              $  14.58       0.11             4.22           4.33         (0.09)         (1.23)       (1.32)
1998                              $  17.59       0.09             3.38           3.47         (0.10)         (1.13)       (1.23)
1999                              $  19.83       0.06/2/          2.67           2.73         (0.05)         (1.12)       (1.17)
1999 (December 31st) (unaudited)  $  21.39       0.08/2/         (2.90)         (2.82)        (0.05)         (1.77)       (1.82)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------
UBS INVESTMENT FUND-U.S. LARGE CAP EQUITY (Commencement of Operations April 6, 1998)(3),(4)
1998                              $  10.00       0.02            (0.22)         (0.20)        (0.01)             -        (0.01)
1999                              $   9.79       0.04/2/          1.31           1.35         (0.07)             -        (0.07)
1999 (December 31st) (unaudited)  $  11.07       0.05/2/         (2.01)         (1.96)        (0.08)         (0.95)       (1.03)
                                  ---------   -------------   ------------  -----------  --------------  -------------  ---------

(1) Annualized
(2) The net investment income per share data was determined by using average shares outstanding throughout the period.
(3) Formerly known as the SwissKey class of shares, redesignated as the UBS Investment Funds Class of shares on September 15, 1998.
   (4) The U.S. Large Cap Equity Fund changed its name from the U.S. Large Capitalization Equity Fund on May 2, 2000.

                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                ----------------------------------------------------
                                                                                                  Ratio of Net
                                                                   Ratio of Expenses            Investment Income
                                                                     to Average Net               to Average Net
                                                                         Assets                       Assets
                                                                ------------------------    ------------------------
                          Net                        Net
                         asset        Total         assets,       Before       After         Before         After
                         value-       Return        end of       expense      expense        expense       expense        Portfolio
                         end of        (non-        period      reimburse-    reimburse-    reimburse-    reimburse-       turnover
Year                     period     annualized)    (in 000s)      ment          ment          ment           ment            rate
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)(3)
1996                     $12.18      13.24%                      1.69%/1/        N/A         3.04%/1/         N/A            142%
1997                     $13.05      18.13%        $26,303       1.64%           N/A         2.38%            N/A            150%
1998                     $12.71       7.60%        $30,436       1.59%           N/A         2.05%            N/A             88%
1999                     $11.95       3.92%        $22,060       1.61%           N/A         1.58%            N/A            105%
1999 (December 31st)
     (unaudited)         $11.12      (1.44)%       $14,221       1.64%/1/        N/A         1.33%/1/         N/A             36%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)(3)
1996                     $11.57      19.25%        $33,012       2.53%/1/      1.76%/1/     (0.19)%/1/      0.58%/1/         74%
1997                     $12.73      20.34%        $61,680       2.00%         1.75%         0.60%          0.85%            32%
1998                     $12.51       8.15%        $59,147       1.78%         1.76%         0.53%          0.55%            46%
1999                     $13.40       9.28%        $44,042       1.81%         1.76%         0.29%          0.34%            86%
1999 (December 31st)
     (unaudited)         $12.78       5.00%        $42,061       1.81%/1/      1.76%/1/     (0.39)%/1/     (0.34)%/1/        57%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)(3)
1996                     $10.02       9.17%        $ 3,653       2.14%/1/      1.39%/1/      4.49%/1/       5.24%/1/        184%
1997                     $ 9.61       7.20%        $ 4,110       1.81%         1.39%         4.41%          4.83%           235%
1998                     $ 9.39       2.28%        $ 4,377       1.45%         1.39%         3.98%          4.04%           151%
1999                     $ 9.16       2.58%        $ 4,429       1.39%           N/A         3.56%           N/A           1.38%
1999 (December 31st)
     (unaudited)         $ 9.04      (0.07)%       $ 3,624       1.53%/1/      1.45%/1/      3.67%/1/       3.81%/1/         35%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)(3)
1996                     $11.67      11.54%        $   779       1.51%/1/      1.30%/1/      3.26%/1/       3.47%/1/        240%
1997                     $12.46      14.99%        $ 1,649       1.38%         1.30%         3.28%          3.36%           329%
1998                     $12.19      11.79%        $ 1,880       1.31%         1.30%         3.38%          3.39%           194%
1999                     $ 9.32       4.13%        $ 1,789       1.46%         1.30%         2.50%          2.66%           113%
1999 (December 31st)
     (unaudited)         $ 8.35      (7.44)%       $ 1,446       1.45%/1/      1.30%/1/      2.35%/1/       2.50%/1/         42%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)(3)
1996                     $14.58      25.70%        $ 5,387       1.66%/1/      1.32%/1/      0.61%/1/       0.95%/1/         36%
1997                     $17.59      31.28%        $35,039       1.41%         1.32%         0.54%          0.63%            43%
1998                     $19.83      20.80%        $55,063       1.32%           N/A         0.60%           N/A             42%
1999                     $21.39      14.63%        $69,167       1.32%           N/A         0.30%           N/A             48%
1999 (December 31st)
     (unaudited)         $16.75      (4.51)%       $50,772       1.32%/1/        N/A         0.32%/1/        N/A             26%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------
UBS INVESTMENT FUND-U.S. LARGE CAP EQUITY (Commencement of Operations April 6, 1998)(3),(4)
1998                     $ 9.79      (2.06)%       $     1       2.11%/1/      1.32%/1/      0.00%/1/       0.79%/1/         12%
1999                     $11.07      13.86%        $     6       1.81%         1.32%         0.05%          0.54%            88%
1999 (December 31st)
     (unaudited)         $ 8.08     (11.39)%       $    77       1.70%/1/      1.32%/1/      0.20%/1/       0.58%/1/         84%
                        -------     -----------    ---------    ----------    ----------    ----------    ----------      ---------

N/A = Not Applicable

                                                     Income (Loss) from Investment
                                                              Operations                        Less Distributions
                                               ---------------------------------------   ------------------------------
                                                                                          Distributions   Distributions
                                                                   Net        Total          from and       from and
                                   Net asset        Net         realized      income        in excess       in excess
                                     value-       Invest-         and       (loss) from       of net          of net        Total
                                   beginning       ment        unrealized   investment      investment       realized     Distribu-
Year                               of period   income (loss)   gain (loss)  operations        income           gain         tions
UBS INVESTMENT FUND-U.S. LARGE CAP GROWTH/6/ (Commencement of Operations December 31, 1998)/4/
1999                               $  11.84      (0.04)           2.05         2.01             -               -             -
1999 (December 31st) (unaudited)   $  13.85      (0.05)/2/        1.71         1.66             -            (0.95)         (0.95)
                                   ---------   -------------   ----------   ----------   --------------   -------------   ---------
UBS INVESTMENT FUND-U.S. SMALL CAP GROWTH/6/ (Commencement of Operations December 31, 1998)/4/
1999                               $   8.80      (0.06)           0.40         0.34             -               -             -
1999 (December 31st) (unaudited)   $   9.14      (0.07)/2/        3.30         3.23                                           -
                                   ---------   -------------   ----------   ----------   --------------   -------------   ---------
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996                               $  10.00       0.46           (0.13)        0.33          (0.38)           (0.03)        (0.41)
1997                               $   9.92       0.46/2/         0.32         0.78          (0.48)             -           (0.48)
1998                               $  10.22       0.50            0.49         0.99          (0.53)           (0.14)        (0.67)
1999                               $  10.54       0.52/2/        (0.26)        0.26          (0.42)           (0.15)        (0.57)
1999 (December 31st) (unaudited)   $  10.23       0.29/2/        (0.27)        0.02          (0.54)             -           (0.54)
                                   ---------   -------------   ----------   ----------   --------------   -------------   ---------
UBS INVESTMENT FUND-HIGH YIELD/6/ (Commencement of Operations December 31, 1998)
1999                               $   9.98       0.41/2/        (0.15)        0.26          (0.29)             -           (0.29)
1999 (December 31st) (unaudited)   $   9.95       0.42/2/        (0.27)        0.15          (0.43)           (0.07)        (0.50)
                                   ---------   -------------   ----------   ----------   --------------   -------------   ---------
UBS INVESTMENT FUND-GLOBAL (EX-U.S.) EQUITY (Commencement of Operations July 31, 1995)/3,5/
1996                               $  10.26       0.12            1.45         1.57          (0.15)           (0.56)        (0.71)
1997                               $  11.12       0.11            1.93         2.04          (0.11)           (0.56)        (0.67)
1998                               $  12.49       0.08            0.30         0.38          (0.08)           (0.74)        (0.82)
1999                               $  12.05       0.05            0.27         0.32          (0.05)           (0.12)        (0.17)
1999 (December 31st) (unaudited)   $  12.20      (0.03)           1.95         1.92          (0.02)           (0.14)        (0.16)
                                   ---------   -------------   ----------   ----------   --------------   -------------   ---------

(1) Annualized.
(2) The net investment income per share data was determined by using average shares outstanding throughout the period.
(3) Formerly known as the SwissKey class of shares, redesignated as the UBS Investment Funds Class of shares on September 15, 1998.

(4) The U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund changed their names from the U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund, respectively, on May 2, 2000.
(5) The Global (Ex-U.S.) Equity Fund changed its name from the Non-U.S. Equity Fund on December 10, 1998.
(6) Prior to the Reorganizations, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund had a fiscal year end of December 31.
N/A = Not Applicable

                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                                    ------------------------------------
                                                                                                       Ratio of Net
                                                                          Ratio of Expenses         Investment Income
                                                                            to Average Net            to Average Net
                                                                                Assets                    Assets
                                                                       -----------------------   -----------------------
                                     Net                      Net
                                    asset       Total       assets,      Before        After        Before       After
                                    value-     Return       end of       expense      expense       expense     expense    Portfolio
                                    end of      (non-       period     reimburse-    reimburse-    reimburse-  reimburse-   turnover
Year                               period    annualized)   (in 000s)      ment          ment          ment        ment        rate
UBS INVESTMENT FUND-U.S. LARGE CAP GROWTH/6/ (Commencement of Operations December 31, 1998)/4/
1999                               $ 13.85      16.98%       $ 5,136    3.15%/1/     1.57%/1/    (2.03)%/1/   (0.45)%/1/      51%
1999 (December 31st) (unaudited)   $ 14.56      31.63%       $ 7,080    2.94%/1/     1.57%/1/    (2.06)%/1/   (0.69)%/1/      46%
                                   -------   -----------   ---------   ----------   ----------   ----------   ----------   ---------
UBS INVESTMENT FUND-U.S. SMALL CAP GROWTH/6/ (Commencement of Operations December 31, 1998)/4/
1999                               $  9.14       3.86%       $   640    2.09%/1/     1.92%/1/    (1.39)%/1/   (1.22)%/1/      71%
1999 (December 31st) (unaudited)   $ 12.37      40.57%       $ 1,378    2.11%/1/     1.92%/1/    (1.52)%/1/   (1.33)%/1/      69%
                                   -------   -----------   ---------   ----------   ----------   ----------   ----------   ---------
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996                               $  9.92       3.24%       $   636    4.10%/1/     1.07%/1/     2.53%/1/     5.56%/1/      363%
1997                               $ 10.22       7.91%       $ 1,399    2.12%        1.07%        4.67%        5.72%         410%
1998                               $ 10.54       9.97%       $ 2,444    1.31%        1.07%        5.14%        5.38%         198%
1999                               $ 10.23       2.45%       $ 6,015    1.08%        1.07%        4.95%        4.96%         260%
1999 (December 31st) (unaudited)   $  9.71      (1.55)%      $ 5,771    1.08%/1/     1.07%/1/     5.47%/1/     5.48%/1/      103%
                                   -------   -----------   ---------   ----------   ----------   ----------   ----------   ---------
UBS INVESTMENT FUND-HIGH YIELD/6/ (Commencement of Operations December 31, 1998)
1999                               $  9.95       2.61%       $ 6,292    1.68%/1/     1.55%/1/     7.69%/1/    7.82%/1/       77%
1999 (December 31st) (unaudited)   $  9.60       4.09%       $ 2,920    1.68%/1/     1.55%/1/     8.29%/1/    8.42%/1/       29%
                                   -------   -----------   ---------   ----------   ----------   ----------   ----------   ---------
UBS INVESTMENT FUND-GLOBAL (EX-U.S.) EQUITY (Commencement of Operations July 31, 1995)/3,5/
1996                               $ 11.12      15.78%       $ 1,262    2.04%/1/     1.84%/1/     0.83%/1/    1.03%/1/       20%
1997                               $ 12.49      19.32%       $ 7,797    1.81%          N/A        1.02%         N/A          25%
1998                               $ 12.05       3.90%       $ 5,310    1.84%          N/A        0.68%         N/A          49%
1999                               $ 12.20       2.78%       $ 6,739    1.83%          N/A        0.51%         N/A          74%
1999 (December 31st) (unaudited)   $ 13.96      18.15%       $ 7,304    1.82%/1/       N/A       (0.51)%/1/     N/A          32%
                                   -------   -----------   ---------   ----------   ----------   ----------   ----------   ---------

                                                  Mail to:  UBS Investment Funds
                                                              c/o Transfer Agent
                                                                   P.O. Box 2798
[LOGO OF UBS]                                              Boston, MA 02208-2798
                               ACCOUNT APPLICATION                1-800-794-7753
     Investment Funds
--------------------------------------------------------------------------------
1.   Account Registration
--------------------------------------------------------------------------------
If you have another Fund Account with the same registration and tax ID as this account and would like to keep the same account number, please provide the
existing Account Number                 Name of Fund                .
                        ---------------              ---------------

[_]  Individual Account
--------------------------------------------------------------------------------
                   Name                        Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_]  Joint Account
--------------------------------------------------------------------------------
                   Name                        Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Name                        Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Joint Account will be Joint Account with rights of survivorship unless otherwise specified)

[_]  Custodial Account/Gift to Minor
--------------------------------------------------------------------------------
               Minor's Name                       Custodian's name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Minor's Social Security Number        Minor's State of Residence
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_]  Trust, Corporation, Partnership or other Entity
     (Please include a copy of the corporate resolution form)
--------------------------------------------------------------------------------
           Name of Legal Entity                 Taxpayer I.D. Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Fiduciary (if to be included in registration)  Date of Trust Document
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.   Mailing Address
--------------------------------------------------------------------------------
                                 Street Address
--------------------------------------------------------------------------------

================================================================================
            City, State, Zip Code                    Daytime Phone
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
3.   Fund Investment
--------------------------------------------------------------------------------
Please make check payable to the appropriate Fund(s).
($25,000 minimum initial investment per Fund; $5,000 minimum additional investment per Fund)
================================================================================

FUND NAME                                      AMOUNT
--------------------------------------------------------------------------------
UBS Global Fund                        $
--------------------------------------------------------------------------------
UBS Global Equity Fund                 $
--------------------------------------------------------------------------------
UBS Global Technology Fund             $
--------------------------------------------------------------------------------
UBS Global Biotech Fund                $
--------------------------------------------------------------------------------
UBS Global Bond Fund                   $
--------------------------------------------------------------------------------
UBS U.S. Balanced Fund                 $
--------------------------------------------------------------------------------
UBS U.S. Equity Fund                   $
--------------------------------------------------------------------------------
UBS U.S. Value Equity Fund             $
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund         $
--------------------------------------------------------------------------------

================================================================================
        FUND NAME                        AMOUNT
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund         $
--------------------------------------------------------------------------------
UBS U.S. Small Cap Equity Fund         $
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund         $
--------------------------------------------------------------------------------
UBS U.S. Real Estate Equity Fund       $
--------------------------------------------------------------------------------
UBS U.S. Bond Fund                     $
--------------------------------------------------------------------------------
UBS High Yield Fund                    $
--------------------------------------------------------------------------------
UBS Emerging Markets Debt Fund         $
--------------------------------------------------------------------------------
UBS Global (Ex-U.S.) Equity Fund       $
--------------------------------------------------------------------------------
UBS Emerging Markets Equity Fund       $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.   Distribution Options
--------------------------------------------------------------------------------
Check one -- if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[_]  Reinvest all dividends and capital gains

[_]  Pay all capital gains in cash and reinvest dividends

[_]  Pay all dividends in cash and reinvest capital gains

[_]  Pay all dividends and capital gains in cash

--------------------------------------------------------------------------------
5.   Fund Investment Options
--------------------------------------------------------------------------------
This application confirms prior purchase made by [_] telephone or [_] wire. The following account number was assigned
                                      --------------
(See accompanying prospectus for telephone or wire instructions.)

Do you wish to be able to redeem shares by telephone?            [_] Yes  [_] No

Do you wish to be able to exchange shares between Funds by telephone?
                                                                 [_] Yes  [_] No

Do you wish to be able to wire redemption proceeds to your bank account
designated?                                                      [_] Yes  [_] No

If no boxes are marked, you will not have the privileges specified. For wire redemptions, complete information below.

================================================================================
     Bank Name            Bank ABA#        Your Shareholder Account Number
--------------------------------------------------------------------------------

================================================================================
          Bank Street Address           Bank City, State, Zip Code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A voided check from this bank account must be attached to this document.
NOTE: Be sure that your bank accepts wire transfers.

--------------------------------------------------------------------------------
6.   Automatic Investment Plan
--------------------------------------------------------------------------------

[_] Automatic Investment Plan ($50 minimum) I (we) have read the description of the Automatic Investment Plan in the prospectus. Please debit my account on the [_] 10th [_] 15th [_] 20th (choose one). (If no date is specified, your account will be debited the 20th of each month) ($1,000 minimum initial investment)
Fund:          Monthly Dollar Amount:
--------------                        --------------

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing the terms or revoking it. I agree that you shall be fully protected in honoring any such debit. I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

I (we) understand that my automatic clearing house (ACH) debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, Chase Global Funds Services Company reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, Chase Global Funds Services Company shall be authorized to liquidate other shares or fractions thereof held in my (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by Chase Global Funds Services Company upon 30 days written notice or at any time by the investor by written notice to Chase Global Funds Services Company which is received not later than 5 business days prior to the above designated investment date.

================================================================================

--------------------------------------------------------------------------------
                    Signature(s)                                 Date
================================================================================
A voided check from this bank account must be attached to this document.

--------------------------------------------------------------------------------
7.   Signature Certification
--------------------------------------------------------------------------------
This order is subject to acceptance by the Fund(s). Receipt of the current prospectus(es) is hereby acknowledged. I (we) am of legal age in my state of residence. I (we) agree that the UBS Investment Funds will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. I (we) understand all telephone conversations with the UBS Investment Funds' representatives are tape-recorded so you can compare actions taken with original instructions should clarification be necessary and hereby consent to such recording. The following is required by Federal tax law to avoid 31% backup withholding: "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued), and that I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding unless I have checked the box. "If based on the foregoing you are subject to backup withholding, check box. [_]

[_] U.S.Citizen    [_] Resident Alien   [_] Nonresident Alien, Country
                                                                      ----------

The Internal Revenue Service does not require your consent to any provision of this document other than the certification to avoid backup withholding.

================================================================================

--------------------------------------------------------------------------------
Signature of:    [_] Owner      [_] Trustee       [_] Custodian       [_] Date
================================================================================
================================================================================

--------------------------------------------------------------------------------
             Signature of Joint Owner (if any)                            Date
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
8.   For Investment Dealer Information Only
--------------------------------------------------------------------------------
               Firm Name                         Branch/Branch #
--------------------------------------------------------------------------------

================================================================================
            Branch Address                    City, State, Zip Code
--------------------------------------------------------------------------------

================================================================================
           Representative #                Representative's Last Name
--------------------------------------------------------------------------------

================================================================================

                                                  Mail to: UBS Investment Funds
                                                           c/o Transfer Agent
[LOGO OF UBS]                 IRA APPLICATION and          P.O. Box 2798
                                TRANSFER REQUEST           Boston, MA 02208-2798
         INVESTMENT FUNDS                                  1-800-794-7753

--------------------------------------------------------------------------------
1.   Account Registration
--------------------------------------------------------------------------------
                       Name                      Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Street Address                       Birth Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               City, State, Zip Code                 Daytime Phone
--------------------------------------------------------------------------------

================================================================================
2.   Type of Account
--------------------------------------------------------------------------------

Check one as applicable
--------------------------------------------------------------------------------
TYPE OF ACCOUNT
--------------------------------------------------------------------------------
Regular IRA          [_] $           [_] Current Year             [_] Prior Year
--------------------------------------------------------------------------------
Spousal IRA          [_] $           [_] Current Year             [_] Prior Year
--------------------------------------------------------------------------------
Rollover IRA         [_] $           Do not combine with Regular IRA
--------------------------------------------------------------------------------
IRA Transfer         [_] $           Complete IRA Transfer Information below
--------------------------------------------------------------------------------
SEP IRA              [_] $           Include employer name and address
--------------------------------------------------------------------------------
Roth IRA             [_] $
--------------------------------------------------------------------------------
Roth Conversion IRA  [_] $
--------------------------------------------------------------------------------
Employer Name
--------------------------------------------------------------------------------
Employer Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.   IRA Transfer Information
--------------------------------------------------------------------------------
                        Name of Present Trustee/Custodian
--------------------------------------------------------------------------------

================================================================================
                                     Address
--------------------------------------------------------------------------------

================================================================================
                                City, State, Zip
--------------------------------------------------------------------------------

================================================================================
                      Investor's Name and Account Number
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Type of Account         [_] Individual      [_] Spousal          [_] Rollover or Transfer        [_] SEP
-------------------------------------------------------------------------------------------------------------------
Type of Assets   [_] Mutual Fund   [_] Money Market   [_] CD -   [_] immediately   [_] at maturity   [_] Securities
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.   Dividend Distributions
--------------------------------------------------------------------------------
All dividends and capital gains are reinvested.

--------------------------------------------------------------------------------
5.   Fund Investment
--------------------------------------------------------------------------------
Please make check payable to UBS Investment Funds

================================================================================

        FUND NAME                        AMOUNT
--------------------------------------------------------------------------------
UBS Global Fund                        $
--------------------------------------------------------------------------------
UBS Global Equity Fund                 $
--------------------------------------------------------------------------------
UBS Global Technology Fund             $
--------------------------------------------------------------------------------
UBS Global Biotech Fund                $
--------------------------------------------------------------------------------
UBS Global Bond Fund                   $
--------------------------------------------------------------------------------
UBS U.S. Balanced Fund                 $
--------------------------------------------------------------------------------
UBS U.S. Equity Fund                   $
--------------------------------------------------------------------------------
UBS U.S. Value Equity Fund             $
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund         $
--------------------------------------------------------------------------------

================================================================================
        FUND NAME                        AMOUNT
--------------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund         $
--------------------------------------------------------------------------------
UBS U.S. Small Cap Equity Fund         $
--------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund         $
--------------------------------------------------------------------------------
UBS U.S. Real Estate Equity Fund       $
--------------------------------------------------------------------------------
UBS U.S. Bond Fund                     $
--------------------------------------------------------------------------------
UBS High Yield Fund                    $
--------------------------------------------------------------------------------
UBS Emerging Markets Debt Fund         $
--------------------------------------------------------------------------------
UBS Global (Ex-U.S.) Equity Fund       $
--------------------------------------------------------------------------------
UBS Emerging Markets Equity Fund       $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.   Beneficiary Designation
--------------------------------------------------------------------------------

Primary Beneficiary
================================================================================
               Name                         Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Street Address                          Birth Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      City, State, Zip Code                      Relationship
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Secondary Beneficiary
================================================================================
               Name                         Social Security Number
--------------------------------------------------------------------------------

================================================================================
          Street Address                          Birth Date
--------------------------------------------------------------------------------

================================================================================
      City, State, Zip Code                      Relationship
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Any married resident of a "community property" or "marital property" state, which classifies this IRA under state law as community or marital property, who designates a beneficiary or beneficiaries other than his or her spouse to receive more than half of the account balance, must obtain the consent of his or her spouse to such beneficiary designation. The spouse's signature below shall serve as evidence of consent.

I hereby give the account holder any interest I may have in the funds deposited in this account and consent to the beneficiary designation(s) indicated above. I assume full responsibility for any adverse consequences that may result.

================================================================================

--------------------------------------------------------------------------------
             Spouse's Signature                         Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7.   Signature Certification
--------------------------------------------------------------------------------

I hereby adopt UBS Investment Funds Individual Retirement Custodial Account Agreement appointing Chase Manhattan Bank as custodian. I have received, read and understood the Individual Retirement Custodial Account Agreement and Disclosure Statement and the Prospectus for the UBS Investment Funds, under this Agreement.

I certify under penalties of perjury that the social security number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box.

================================================================================

--------------------------------------------------------------------------------
                         Signature                          Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8.   For Investment Dealer Information Only
--------------------------------------------------------------------------------
             Firm Name                                 Branch/Branch #
--------------------------------------------------------------------------------

================================================================================
           Branch Address                            City, State, Zip Code
--------------------------------------------------------------------------------

================================================================================
          Representative #                        Representative's Last Name
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For More Information

More information on The Brinson Funds is available free upon request:

Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")
The SAI provides more details about each Fund and its policies. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into (is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

By Telephone
Call 1-800-794-7753

By Mail
UBS Investment Funds
P.O. Box 2798
Boston, MA 02208-2798

By Email
fulfill@fdinet.com

On The Internet
Text-only versions of the prospectus and other documents pertaining to the Funds can be viewed online or downloaded from:

     SEC: http://www.sec.gov

     Brinson Partners: http://www.ubsbrinson.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov.

The Funds are series of The Brinson Funds;
Registration Number: 811-6637

[LOGO OF UBS]

     Investment Funds

P.O. Box 2798.Boston, MA 02208-9915

Tel: 1-800-794-7753

                               THE BRINSON FUNDS

                                  GLOBAL FUND
                              GLOBAL EQUITY FUND
                            GLOBAL TECHNOLOGY FUND
                              GLOBAL BIOTECH FUND
                               GLOBAL BOND FUND
                              U.S. BALANCED FUND
                               U.S. EQUITY FUND
                            U.S. VALUE EQUITY FUND
                          U.S. LARGE CAP EQUITY FUND
                          U.S. LARGE CAP GROWTH FUND
                          U.S. SMALL CAP EQUITY FUND
                          U.S. SMALL CAP GROWTH FUND
                         U.S. REAL ESTATE EQUITY FUND
                                U.S. BOND FUND
                                HIGH YIELD FUND
                          EMERGING MARKETS DEBT FUND
                         GLOBAL (EX-U.S.) EQUITY FUND
                         EMERGING MARKETS EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 2, 2000

          The Brinson Funds (the "Trust") currently offers eighteen separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated May 2, 2000. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated May 2, 2000. Information concerning the UBS Investment Funds class of shares of each series is included in a separate Prospectus dated May 2, 2000. This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus and the Annual Report and the Semi-Annual Report may be obtained without charge from the Trust at the addresses and telephone numbers below.


UNDERWRITER:                                    ADVISOR:
Funds Distributor, Inc.                         Brinson Partners, Inc.
60 State Street, Suite 1300                     209 South LaSalle Street
Boston, MA  02109                               Chicago, IL 60604-1295
1-800-448-2430 (Brinson Fund-Class I            1-800-448-2430 (Brinson Fund-Class I and
and Brinson Fund-Class N)                       Brinson Fund-Class N)
1-800-794-7753 (UBS Investment Funds class)     1-800-794-7753 (UBS Investment Funds
                                                Class)

          The Annual Reports dated June 30, 1999 and the Semi-Annual Reports dated December 31, 1999 to shareholders of the Trust's series are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in each of the Annual Reports and the financial statements and accompanying notes appearing in each of the Semi-Annual Reports are incorporated by reference into (legally made a part of) this SAI.

                                                         TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST.............................................................................   5
     Diversified Status.........................................................................................   5
     General Definitions........................................................................................   5
INVESTMENT STRATEGIES...........................................................................................   6
INVESTMENTS RELATING TO ALL FUNDS...............................................................................   6
     Cash and Cash Equivalents..................................................................................   6
     Repurchase Agreements......................................................................................   7
     Reverse Repurchase Agreements..............................................................................   7
     Borrowing..................................................................................................   8
     Loans of Portfolio Securities..............................................................................   8
     Swaps......................................................................................................   8
     Futures....................................................................................................   9
     Options....................................................................................................  11
     Index Options..............................................................................................  13
     Special Risks of Options on Indices........................................................................  14
     Rule 144A and Illiquid Securities..........................................................................  14
     Investment Company Securities..............................................................................  15
     Real Estate Investment Trusts (REITS)......................................................................  15
     Other Investments..........................................................................................  15
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL TECHNOLOGY FUND, GLOBAL BIOTECH FUND,
U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. VALUE EQUITY FUND, U.S. LARGE CAP EQUITY FUND, U.S. LARGE CAP GROWTH
FUND, U.S. SMALL CAP EQUITY FUND, U.S. SMALL CAP GROWTH FUND,  U.S. REAL ESTATE EQUITY FUND, GLOBAL
(EX-U.S.) EQUITY FUND AND EMERGING  MARKETS EQUITY FUND.........................................................  16
Equity Securities...............................................................................................  16
Exchange-Trust Index Securities.................................................................................  16
INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S. VALUE EQUITY FUND, U.S. LARGE CAP GROWTH FUND, U.S. SMALL CAP
EQUITY FUND, U.S. SMALL CAP GROWTH FUND, U.S. REAL ESTATE EQUITY FUND AND HIGH YIELD FUND.......................  16
     Foreign Securities.........................................................................................  17
     Forward Foreign Currency Contracts.........................................................................  17
     Options on Foreign Currencies..............................................................................  18
     Short Sales................................................................................................  19
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. REAL ESTATE EQUITY FUND,
U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS DEBT FUND AND EMERGING MARKETS EQUITY FUND....................  19
     Lower Rated Debt Securities................................................................................  19
     Pay-In-Kind Bonds..........................................................................................  20
     When-Issued Securities.....................................................................................  21
     Mortgage-Backed Securities and Mortgage Pass-Through Securities............................................  21
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")........................................................................  23
         Other Mortgage-Backed Securities.......................................................................  24

     Asset-Backed Securities..............................................................................    24
     Zero Coupon and Delayed Interest Securities..........................................................    26
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL TECHNOLOGY FUND, GLOBAL BIOTECH
FUND, HIGH YIELD FUND, EMERGING MARKETS DEBT FUND, GLOBAL (EX-US) EQUITY FUND AND EMERGING MARKETS
EQUITY FUND...............................................................................................    27
     Emerging Markets Investments.........................................................................    27
     Risks of Investing in Emerging Markets...............................................................    29
     Investments in Russian Securities....................................................................    30
     Investments in Affiliated Investment Companies.......................................................    31
SECONDARY RISKS...........................................................................................    32
INVESTMENT RESTRICTIONS...................................................................................    32
MANAGEMENT OF THE TRUST...................................................................................    36
     Trustees and Officers................................................................................    36
     Compensation Table...................................................................................    38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................................................    38
INVESTMENT ADVISORY AND OTHER SERVICES....................................................................    46
     Advisor..............................................................................................    46
     Administrator........................................................................................    51
     Independent Auditors.................................................................................    55
     Legal Counsel........................................................................................    55
     Underwriter..........................................................................................    55
     Distribution Plan....................................................................................    55
     Code of Ethics.......................................................................................    59
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................................................    59
     Portfolio Turnover...................................................................................    63
SHARES OF BENEFICIAL INTEREST.............................................................................    64
PURCHASES.................................................................................................    65
     Exchanges of Shares..................................................................................    66
     Transfer of Securities...............................................................................    67
     Net Asset Value......................................................................................    67
REDEMPTIONS...............................................................................................    69
TAXATION..................................................................................................    70
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................................................    72
PERFORMANCE CALCULATIONS..................................................................................    72
     Total Return.........................................................................................    73
     Yield................................................................................................    77
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS..................................................    77
CORPORATE DEBT RATINGS --- APPENDIX A.....................................................................   A-1
SECONDARY RISKS --- APPENDIX B............................................................................   B-1

GENERAL INFORMATION ABOUT THE TRUST

          The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of eighteen series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Equity Fund (formerly, U.S. Large Capitalization Equity Fund), U.S. Large Cap Growth Fund (formerly, U.S. Large Capitalization Growth Fund), U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund (formerly, U.S. Small Capitalization Growth Fund), U.S. Real Estate Equity Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) and Emerging Markets Equity Fund. The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and UBS Investment Funds class of shares. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The UBS Investment Funds class of shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of either 0.90% or 1.00% of average daily net assets of the respective Series, as further described below. The Trust was organized as a Delaware business trust on December 1, 1993.

Diversified Status

         Each of the Global Fund, Global Equity Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General Definitions

         As used throughout this SAI, the following terms shall have the meanings listed:

         "Act" shall mean the Investment Company Act of 1940, as amended.

         "Advisor" or "Brinson Partners" shall mean Brinson Partners, Inc., which serves as the Funds' investment advisor.

         "Board" shall mean the Board of Trustees of the Trust.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Funds" or "Series" shall mean collectively the Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Equity Fund, U.S Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund (or individually, a "Fund" or a "Series").

          "Global Funds" shall mean collectively the Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund (or individually, as the "Global Fund").

          "Moody's" shall mean Moody's Investors Services, Inc.

          "SEC" shall mean the U.S. Securities and Exchange Commission.

          "S&P" shall mean Standard & Poor's Ratings Group.

          "Trust" shall mean The Brinson Funds, an open-end management investment company registered under the Act.


          "U.S. Funds" shall mean collectively the U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, U.S. Bond Fund and High Yield Fund.

          "1933 Act" shall mean the Securities Act of 1933, as amended.

INVESTMENT STRATEGIES

          The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

          The following discussion applies to all Series.

Cash and Cash Equivalents

          The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Series may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

          Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained Brinson Partners to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series invests in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that Brinson Partners waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

Repurchase Agreements

          When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

          In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

          Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse Repurchase Agreements

          Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

          A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

Borrowing


          The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements. Except with respect to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund and U.S. Real Estate Equity Fund, investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of the Series' net assets.

Loans of Portfolio Securities

          The Series may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Series.

          Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps


          The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund,) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. A Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Interest rate swaps involve the exchange by a Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

          The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

          The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

          The equity swaps in which all aforementioned Series intend to invest involve agreements with a counterparty. The return to the Series on any equity swap contact will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

          If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

          The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of a Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' total net assets.

Futures

          The Series may enter into contracts for the purchase or sale for future delivery of securities and indices. The Global Funds, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund, U.S. Small Cap Equity Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

          A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' assets.

          When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

          The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

          While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

          The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

          To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

Options

          The Series may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

          The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds, the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Value Equity Fund, U.S. Real Estate Equity Fund and High Yield Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

          Purchasing Call Options - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

          A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

          Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

          Covered Call Writing - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

          During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

          Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

          If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

          The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         Purchasing Put Options - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

          A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

          The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

          Writing Put Options - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

          Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index Options

          The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

          In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

          The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

          Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

          The Series' purchases of options on indices will subject them to the risks described below.

          Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

          Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

          If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and Illiquid Securities

          The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

          The Board has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A:
(i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

          The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

          If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Investment Company Securities

          Securities of other investment companies may be acquired by each Series to the extent that such purchases are consistent with that entity's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Series' total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Series' total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Series. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Series would bear in connection with its own operations.

Real Estate Investment Trusts (REITs) (THE U.S. REAL ESTATE EQUITY FUND ONLY)

          Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

          A shareholder in the U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Series, will bear not only his proportionate share of the expenses of the Series, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and maybe subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REITs failure to maintain exemption from registration under the Act.

Other Investments

          The Board may, in the future, authorize a Series to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.


INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL TECHNOLOGY FUND, GLOBAL BIOTECH FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. VALUE EQUITY FUND, U.S. LARGE CAP EQUITY FUND, U.S. LARGE CAP GROWTH FUND, U.S. SMALL CAP EQUITY FUND, U.S. SMALL CAP GROWTH FUND, U.S. REAL ESTATE EQUITY FUND, HIGH YIELD FUND, GLOBAL (EX-U.S.) EQUITY FUND AND EMERGING MARKETS EQUITY FUND

Equity Securities

     The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the U.S. Small Cap Growth Fund, U.S. Small Cap Equity Fund and Global Biotech Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The U.S. Small Cap Growth Fund, U.S. Small Cap Equity Fund and Global Biotech Fund, expect their U.S. equity investments to emphasize small capitalization companies. The Global Fund, U.S. Small Cap Growth Fund, U.S. Small Cap Equity Fund and Global Biotech Fund, may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund, U.S. Small Cap Equity Fund, Global Technology Fund and Global Biotech Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund may also invest in open-end investment companies advised by Brinson Partners. The Global Fund, Global Equity Fund, Global (Ex-U.S.) Equity Fund, Global Technology Fund, Global Biotech Fund and Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Exchange-Traded Index Securities

          Subject to the limitations on investment in investment company securities and their own investment objectives, the Series may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Examples of currently operational exchange-traded index securities include, without limitation, DIAMONDS, QQQs, SPDRs, WEBS (each of which is more fully described below) and various country index funds. Exchange-traded index securities generally trade on the American Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Series invests in these securities, the Series must bear these expenses in addition to the expenses of its own operation.

          DIAMONDS. Diamonds are shares of a publicly-traded unit investment trust that owns the stocks in the Dow Jones Industrial Average ("DJIA") in approximately the same proportions as represented in the DJIA.

          QQQs. QQQs are shares of a publicly-traded unit investment trust that owns the stocks in the NASDAQ-100 Index(R) in approximately the same proportions as represented in the NASDAQ-100 Index(R).

          SPDRs. (Standard & Poor's Depositary Receipts). SPDRs are shares of a publicly-traded unit investment trust that owns the stocks in the Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500 Index") in approximately the same proportions as represented in the S&P 500 Index.

          WEBS (World Equity Benchmark Shares). WEBS are shares of index funds based on the stock markets of particular countries or geographic regions.


INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S. VALUE EQUITY FUND, U.S LARGE CAP GROWTH FUND, U.S. SMALL CAP EQUITY FUND, U.S. SMALL CAP GROWTH FUND, U.S. REAL ESTATE EQUITY FUND AND HIGH YIELD FUND

          The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund.

Foreign Securities

          Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.


          The Global Bond Fund, High Yield Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

          On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, was impacted. Because this change to a single currency is new and untested, the establishment of the Euro may result in market volatility. For the same reason, it is not possible to predict the impact of the Euro on the business or financial condition of European issuers which the Funds may hold in their portfolios and the impact of the Euro on the performance of the Funds. To the extent the Funds hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

          Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

Forward Foreign Currency Contracts

          The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

          Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

          A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Options on Foreign Currencies

          The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

          The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

          The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

          With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Short Sales


          The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund may from time to time sell securities short. In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and a Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by the Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities. Short sales involve certain risks and special considerations. Possible losses from short sales may be unlimited, whereas losses from direct purchases of securities are limited to the total amount invested.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. REAL ESTATE EQUITY FUND, U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS DEBT FUND AND EMERGING MARKETS EQUITY FUND

          The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Real Estate Equity Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund, except as otherwise noted.

Lower Rated Debt Securities

          Fixed income securities rated lower than Baa by Moody's or BBB by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

          In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

          The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

          Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

          Low-grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

          Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

          Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. The Emerging Markets Debt Fund and the Emerging Markets Equity Fund do not intend to limit investments in low-grade securities.

Pay-In-Kind Bonds


          The U.S. Real Estate Equity Fund, High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

Convertible Securities (also for Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund and U.S. Real Estate Equity Fund)

          The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

When-Issued Securities (also for U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund)

          The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by the Series with respect to any when-issued or forward delivery securities shall be liquid, unencumbered and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

          The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

          The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

          A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

          For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

          Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

          The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

          FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")

          A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

          Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

          CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Other Mortgage-Backed Securities

          The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this SAI have been supplemented.

Asset-Backed Securities (also for U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund)

          The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

          Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

          The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

          The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

          Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Zero Coupon and Delayed Interest Securities

          The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

          Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

          Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, each Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

          The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.


INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL TECHNOLOGY FUND, GLOBAL BIOTECH FUND, HIGH YIELD FUND, EMERGING MARKETS DEBT FUND, GLOBAL (EX-U.S.) EQUITY FUND AND EMERGING MARKETS EQUITY FUND


Emerging Markets Investments


          The Global Fund may invest up to 10% of its assets in each of equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Global Equity Fund, Global Technology Fund, Global Biotech Fund and Global (Ex-U.S.) Equity Fund may each invest up to 15% of their assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Emerging Markets Debt Fund and the Emerging Markets Equity Fund may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The High Yield Fund may invest up to 25% of its assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.


          The Series' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

          Except as noted, the Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

          The High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

          The High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by a Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

          The High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Series will acquire the Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy.

          When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

          The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of Investing in Emerging Markets

          There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, High Yield Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or
(iii) at least 50% of the assets of the issuer are situated in emerging market countries.

          Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

          The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

          As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian Securities

          The Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Series if the company deems a purchaser unsuitable, which may expose the Series to potential loss on its investment.

     In light of the risks described above, the Board has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

Investments in Affiliated Investment Companies

     The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of the Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of the Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

     To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund may invest that portion of their assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and, in the case of the Global Fund, the Brinson Emerging Markets Debt Fund portfolio of the Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund is permitted to invest in the same types of securities that the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund may invest in directly and the Brinson Emerging Markets Debt Fund is permitted to invest in the same types of securities that the Global Fund may invest in directly.

     In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio of the Brinson Relationship Funds. The investment objective of the Brinson High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Brinson High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the Brinson High Yield Fund will be considered within this limitation.

     In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson U.S. Small Capitalization Equity Fund portfolio (the "U.S. Small Capitalization Equity Fund") of the Brinson Relationship Funds. The investment objective of the U.S. Small Capitalization Equity Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The U.S.

Small Capitalization Equity Fund invests primarily in publicly-traded companies representing the lower 7.5% of the Wilshire 5000 Equity Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.


     Each portfolio of the Brinson Relationship Funds in which the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund are permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund will not be subject to the imposition of double management or administration fees with respect to its investments in portfolios of the Brinson Relationship Funds.

SECONDARY RISKS

The principal risks of investing in each Fund are described in the "Risk Considerations" section of the Funds' prospectus. The secondary risks of investing in each Fund are described in Appendix B hereto.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies and may not be changed as to a Series without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

     Except as set forth under "The Funds" and "Risk Considerations" in each Prospectus, or "Investment Strategies" in this SAI, each of the Funds may not:

     (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Value Equity Fund, U.S. Large Cap Equity Fund, U.S Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund);

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases (this prohibition, with respect to interests in oil, gas and/or mineral exploration or development programs or leases, does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, and U.S. Real Estate Equity Fund);

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;


     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund);

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund and U.S. Real Estate Equity Fund);

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund);


     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Issue senior securities or borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. Except for the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund and U.S. Real Estate Equity Fund, a Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries (this does not apply to the Global Technology Fund, Global Biotech Fund or U.S. Real Estate Equity Fund);

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity
            Fund);

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund); and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity
            Fund).

                            MANAGEMENT OF THE TRUST

         The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

         The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with Brinson Partners, are listed below.

                             Trustees and Officers

                                           POSITION
                                             WITH
NAME                                 AGE   THE TRUST       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                                 ---   ---------       -------------------------------------------
Walter E. Auch                       79    Trustee         Retired; prior thereto, Chairman and CEO of Chicago Board
6001 N. 62nd Place                                         of Options Exchange 1979-1986; Trustee of the Trust since
Paradise Valley, AZ 85253                                  May, 1994; Trustee, Brinson Relationship Funds since 1994;
                                                           Trustee, Brinson Supplementary Trust since 1997; Director,
                                                           Thomson Asset Management Corp. since 1987; Director, Fort
                                                           Dearborn Income Securities, Inc. 1987-1995; Director, Smith
                                                           Barney VIP Fund since 1991; Director, SB Advisers since
                                                           1992; Director, SB Trak since 1992; Director, Banyan Realty
                                                           Trust since 1988; Director, Banyan Land Fund II since 1988;
                                                           Director, Banyan Mortgage Investment Fund since 1989; and
                                                           Director, Express America Holdings Corp. since 1992, and
                                                           Nicholas/Applegate Funds and Legend Properties, Inc.;
                                                           Director, Geotek Industries, Inc. 1987-1998.

Frank K. Reilly                      64    Chairman        Professor, University of Notre Dame since 1982; Trustee
College of Business                        and             of the Trust since 1993; Trustee, Brinson Relationship
Administration                             Trustee         Funds since 1994; Trustee, Brinson Supplementary Trust
University of Notre Dame                                   since 1997; Director of The Brinson Funds, Inc. 1992-
Notre Dame, IN 46556-0399                                  1993; Director, Fort Dearborn Income Securities, Inc. since
                                                           1993; Director, Greenwood Trust Company since 1993; and
                                                           Director, Dean Witter Trust, FSB since 1996.

Edward M. Roob                       65    Trustee         Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                                          Securities America Inc. 1986-1993; Trustee of the Trust
Northbrook, IL 60002                                       since 1995; Trustee, Brinson Relationship Funds since 1995;
                                                           Trustee, Brinson Supplementary Trust since 1997; Director,
                                                           Fort Dearborn Income Securities, Inc. since 1993; Director,
                                                           Brinson Trust Company since 1993; Committee Member, Chicago
                                                           Stock Exchange since 1993.

                        POSITION
                          WITH           OFFICER
NAME             AGE    THE TRUST         SINCE                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----             ---    ---------         -----                -------------------------------------------
E. Thomas         56    President         1992      Managing Director, Brinson Partners, Inc. since 1991; Chairman,
McFarlan                                            Brinson Trust Company since 1996; Trustee, Brinson Trust Company since 1991; Chairman, UBS Brinson Funds Management Co. since 1999;
                                                    Managing Director, UBS Brinson since 1998; President, The Brinson
                                                    Funds since 1993; Treasurer and Principal Accounting Officer, The
                                                    Brinson Funds 1995-1997; President, Brinson Relationship Funds
                                                    since 1994; President, Brinson Supplementary Trust since 1997.

Thomas J.         36    Vice              1993      Director, Brinson Partners, Inc. since 1993; Vice President, The
Digenan                 President                   Brinson Funds since 1997; Assistant Treasurer, The Brinson Funds
                                                    1995-1997; Assistant Secretary, The Brinson Funds 1993-1995; Vice
                                                    President, Brinson Relationship Funds 1994-1995 and since 1997;
                                                    Assistant Treasurer and Assistant Secretary, Brinson Relationship
                                                    Funds since 1995-1997; Vice President, Brinson Supplementary Trust since 1997.

Debra L.          34    Vice              1992      Director, Brinson Partners, Inc. since 1995; Associate, Brinson
Nichols                 President                   Partners, Inc. 1991-1995; Vice President, The Brinson Funds since
                                                    1997; Secretary, The Brinson Funds 1997; Assistant Secretary, The
                                                    Brinson Funds 1993-1997; Assistant Secretary, Brinson Relationship
                                                    Funds 1994-1997; Secretary, Brinson Relationship Funds 1997; Vice
                                                    President, Brinson Relationship Funds since 1997; Vice President,
                                                    Brinson Supplementary Trust since 1997.

Carolyn M.        33    Treasurer,        1995      Director, Brinson Partners, Inc. since 1997; Associate, Brinson
Burke                   Secretary                   Partners, Inc. 1995-1996; Secretary, Treasurer and Principal
                        and                         Accounting Officer, The Brinson Funds since 1997; Assistant
                        Principal                   Secretary, The Brinson Funds 1996-1997; Assistant Secretary,
                        Accounting                  Brinson Relationship Funds, 1996-1997; Secretary, Treasurer and
                        Officer                     Principal Accounting Officer, Brinson Relationship Funds since 1997;
                                                    Secretary, Treasurer and Principal Accounting Officer, Brinson
                                                    Supplementary Trust since 1997; Financial Analyst, Van Kampen
                                                    American Capital Investment Advisory Corp. 1992-1995.

David E.         31    Assistant         1998       Associate Director, Brinson Partners, Inc. since 1998; Associate,
Floyd                  Secretary                    Brinson Partners, Inc., 1994-1998; Assistant Trust Officer,
                                                    Brinson Trust Company since 1993; Assistant Secretary, The Brinson
                                                    Funds since 1998; Assistant Secretary, Brinson Relationship Funds since 1998; Assistant Secretary, Brinson Supplementary Trust since
                                                    1998.


Mark F.           42    Assistant         1999      Assistant Secretary, Brinson Partners, Inc. since 1993; Assistant
Kemper                  Secretary                   Secretary, Brinson Trust Company since 1993; Secretary, UBS
                                                    Brinson since 1998; Assistant Secretary, Brinson Holdings, Inc.
                                                    1993-1998; Assistant Secretary, The Brinson Funds since 1999;
                                                    Assistant Secretary, Brinson Relationship Funds since 1999;
                                                    Assistant Secretary, Brinson Supplementary Trust since 1999.

                              COMPENSATION TABLE

                                   Trustees

                                                 AGGREGATE COMPENSATION                 TOTAL COMPENSATION FROM
                                               FROM TRUST FOR FISCAL YEAR               TRUST AND FUND COMPLEX
NAME AND POSITION HELD                             ENDED JUNE 30, 1999                    PAID TO TRUSTEES/1/
----------------------                             -------------------                    -------------------
Walter E. Auch, Trustee                                   $17,400                              $42,600
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly, Trustee                                  $17,400                              $54,600
College of Business Administration
University of Notre Dame
Notre Dame, IN 46556-0399

Edward M. Roob, Trustee                                   $17,400                              $55,350
841 Woodbine Lane
Northbrook, IL  60002


/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board for the Trust's most recently completed fiscal year; and (b) service on the Board of Trustees of three other investment companies managed by Brinson Partners for the fiscal year ended June 30, 1999 with respect to Messrs. Reilly and Roob and two other investment companies managed by Brinson Partners for the fiscal year ended June 30, 1999 with respect to Mr. Auch.


     No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

     The Board has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 1999. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 14, 2000, the officers and Trustees unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

    As of April 14, 2000, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, UBS Investment Funds class of shares or the Series, as applicable:

GLOBAL FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

Wilmington Trust Company                                         14.38%                             13.87%
  Wilmington, DE

Northern Trust Company                                            8.13%                              7.84%
  Chicago, IL

Charles Schwab & Co., Inc.                                        7.45%                              7.19%
  San Francisco, CA

Norwest Bank                                                      6.53%                              6.30%
  Minneapolis, MN

American Express                                                  6.47%                              6.24%
  Minneapolis, MN

Alabama Business Charitable Trust                                 5.32%                              5.13%
  Birmingham, AL

Wilmington Trust Company                                          5.24%                              5.05%
  Wilmington, DE


Brinson Fund-Class N

* Emjayco                                                        65.57%                               N/A
  Milwaukee, WI

* Merrill Lynch Trust Co.                                        30.60%                               N/A
  Jacksonville, FL


UBS Investment Funds Class

* UBS AG                                                         72.06%                               N/A
  New York, NY

UBS AG                                                            5.86%                               N/A
  New York, NY

GLOBAL EQUITY FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

* State Street Bank & Trust                                      34.29%                             19.55%
  Westwood, MA

* Wilmington Trust Co.                                           27.44%                             15.64%
  Wilmington, DE

Charles Schwab & Co., Inc.                                       11.72%                              6.68%
  San Francisco, CA

Resources Trust Company                                           8.58%                              4.89%
  Englewood, CO


Brinson Fund-Class N

* National Financial Services Corp.                              99.46%                               N/A
  New York, NY


UBS Investment Funds Class

* UBS AG                                                         43.23%                             18.46%
  New York, NY

UBS SA                                                           13.47%                              5.75%
  Zurich, Switzerland

UBS SA                                                            7.34%                               N/A
  Zurich, Switzerland


GLOBAL BOND FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

Wilmington Trust Co.                                             16.59%                             15.99%
  Wilmington, DE

Munson Williams Proctor Institute                                14.14%                             13.63%
  Utica, NY

Baptist Health Systems, Inc.                                     13.15%                             12.68%
  Birmingham, AL

Resources Trust Company                                          13.07%                             12.60%
  Englewood, CO

Charles Schwab & Co., Inc.                                       11.76%                             11.34%
  San Francisco, CA

Wilmington Trust Co., Trustee                                    10.60%                             10.22%
  Wilmington, DE

State Street Bank & Trust                                         6.40%                              6.17%
  Westwood, MA


Brinson Fund-Class N

* Brinson Partners, Inc.                                         73.10%                               N/A
  Chicago, IL

* Merrill Lynch Trust Co.                                        26.90%                               N/A
  Jacksonville, FL


UBS Investment Funds Class

* UBS AG                                                         39.39%                               N/A
  New York, NY

* UBS AG                                                         26.18%                               N/A
  New York, NY

UBS SA                                                            8.35%                               N/A
  Zurich, Switzerland



U.S. BALANCED FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

*+ State Street Bank & Trust                                     33.08%                             29.75%
  Westwood, MA

The Society of Sisters of Christian Charity                      15.09%                             13.57%
  Wilmette, IL

Carn & Co.                                                       14.10%                             12.68%
  Washington, DC

National Investors Corp.                                          9.93%                              8.93%
  New York, NY

Charles Schwab & Co., Inc.                                        9.56%                              8.59%
  San Francisco, CA

Carn & Co.                                                        7.63%                              6.86%
  Washington, DC

Wilmington Trust Company                                          5.83%                              5.25%
  Wilmington, DE


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

*UBS AG                                                          54.79%                              5.51%
  New York, NY

APD Profit Sharing Plan                                          15.98%                               N/A
  Key West, FL

UBS SA                                                           12.03%                               N/A
  Zurich, Switzerland

Thomas M. Quinn                                                   4.60%                               N/A
  St. Albans Herts, England


U.S. EQUITY FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

Charles Schwab & Co., Inc.                                       23.50%                             21.74%
  San Francisco, CA

State Street Bank & Trust                                        17.21%                             15.92%
  Westwood, MA

The Chase Manhattan Bank                                          6.24%                              5.77%
  Rochester, NY


Brinson Fund-Class N

* Merrill Lynch Trust Co.                                        98.10%                               N/A
  Jacksonville, FL


UBS Investment Funds Class

* UBS SA                                                         43.12%                               N/A
  Zurich, Switzerland

UBS AG                                                            9.56%                               N/A
  New York, NY

UBS SA                                                            9.56%                               N/A
  Zurich, Switzerland


U.S. LARGE CAP EQUITY FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

*+ Firlin Co.                                                    54.13%                             53.64%
  Lincoln, NE

Resources Trust Company                                          14.37%                             14.24%
  Englewood, CO

Norwest Bank                                                     10.85%                             10.75%
  Minneapolis, MN

Charles Schwab & Co., Inc.                                        6.34%                              6.29%
  San Francisco, CA


Brinson Fund-Class N

* National Financial Services Corp.                              99.98%                               N/A
  New York, NY


UBS Investment Funds Class

* Thomas Michael Quinn                                           63.27%                               N/A
  England, United Kingdom

* UBS AG                                                         28.41%                               N/A
  New York, NY


U.S. LARGE CAP GROWTH FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

*+ UBS AG                                                         29.94%                             43.63%
  New York, NY

* Howard Smith & Levin LLP                                       29.88%                             12.42%
  New York, NY

Wilmington Trust Company                                         19.44%                              8.08%
  Wilmington, DE

RDA International Inc.                                           10.67%                               N/A
  Houston, TX


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

*+ UBS AG                                                        53.38%                             43.63%
  New York, NY

Brian Vaughan                                                    12.66%                              7.40%
  Moraga, CA


U.S. SMALL CAP GROWTH FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

*+ UBS AG                                                        71.43%                             71.46%
  New York, NY

Island Holdings                                                   7.59%                              7.16%
  Honolulu, HI

Wilmington Trust Company                                          5.65%                              5.33%
  Wilmington, DE


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

*+ UBS AG                                                        71.94%                             71.46%
  New York, NY

Donald L. Chalmers                                                9.97%                               N/A
  Profit Sharing Plan
  Houston, TX


U.S. BOND FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

Charles Schwab & Co., Inc.                                       24.71%                             23.20%
  San Francisco, CA

State Street Bank & Trust                                        18.88%                             17.73%
  Westwood, MA

Resources Trust Company                                          13.21%                             12.40%
  Englewood, CO

Norwest Bank                                                      9.35%                              8.78%
  Minneapolis, MN

UBS AG                                                            6.20%                              5.82%
  New York, NY

Reid Hospital & Health Care                                       6.03%                              5.66%
  Richmond, IN


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

UBS AG                                                           21.74%                               N/A
  New York, NY

UBS AG                                                           21.51%                               N/A
  New York, NY

UBS AG                                                           18.95%                               N/A
  Zurich, Switzerland

PJ Mechanical Corp.                                               7.95%                               N/A
  Employee Pension Plan
  New York, NY

Anron Heating & Air Conditioning                                  6.86%                               N/A
  North Babylon, NY

Donald L. Chalmers                                                4.59%                               N/A
  Profit Sharing Plan
  Houston, TX


HIGH YIELD FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

*+ UBS AG                                                        78.18%                             75.02%
  New York, NY


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

* UBS AG                                                         44.28%                               N/A
  New York, NY

UBS AG                                                           14.04%                               N/A
  New York, NY

David J. Nash                                                     7.04%                               N/A
  New York, NY

PJ Mechanical Corp.                                               5.68%                               N/A
  Employee Pension Plan
  New York, NY


GLOBAL (EX-U.S.) EQUITY FUND

                                                              Percentage of                      Percentage of
Name & Address of Beneficial and Record Owners                    Class                             Series
----------------------------------------------                    -----                             ------
Brinson Fund-Class I

The Northern Trust Company                                       15.45%                             15.23%
  Chicago, IL

The Northern Trust Company                                       11.58%                             11.41%
  Chicago, IL

Key Trust Company                                                10.81%                             10.65%
  San Francisco, CA

Charles Schwab & Co., Inc.                                        5.38%                              5.30%
  Cleveland, OH

Edna McConnell Clark Foundation                                   4.51%                               N/A
  New York, NY


Brinson Fund-Class N

* Brinson Partners, Inc.                                           100%                               N/A
  Chicago, IL


UBS Investment Funds Class

* UBS AG                                                         35.74%                               N/A
  New York, NY

* Emjayco                                                        28.80%                               N/A
  Milwaukee, WI

UBS AG                                                           12.03%                               N/A
  Zurich Switzerland

UBS Investment Funds Class


* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor


         Brinson Partners, a Delaware corporation, is an investment management firm, managing as of December 31, 1999, USD 159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a wholly-owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

         Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes nineteen investment portfolios (series); Fort Dearborn

Income Securities, Inc.; The Hirtle Callaghan International Trust -International Equity Portfolio; John Hancock Variable Annuity Series Trust I -International Balanced Portfolio; Managed Accounts Services Portfolio Trust -Pace Large Company Value Equity Investments; The Republic Funds -Republic Equity Fund; Governor Funds International Equity Fund and Villanova Mutual Fund Trust -Prestige Large Cap Value Fund.

         Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in the Prospectuses and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 1.40% for the Global Technology Fund; 1.15% for the Global Biotech Fund; 1.10% for the Emerging Markets Equity Fund; 1.00% for the U.S. Small Cap Equity Fund and the U.S. Small Cap Growth Fund; 0.90% for the U.S. Real Estate Equity Fund; 0.80% for the Global Fund, Global Equity Fund and Global (Ex-U.S.) Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund and the U.S. Large Cap Equity Fund; 0.65% for the Emerging Markets Debt Fund; 0.60% for the High Yield Fund; and 0.50% for the U.S. Bond Fund. The fee payable to Brinson Partners by the Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the UBS Investment Funds class of shares or the Brinson-Class N shares of each
Series: 1.60% for the Emerging Markets Equity Fund; 1.55% for the Global Technology Fund; 1.30% for the Global Biotech Fund; 1.15% for the U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund and the Emerging Markets Debt Fund; 1.10% for the Global Fund; 1.05% for the U.S. Real Estate Equity Fund; 1.00% for the Global Equity Fund and the Global (Ex-U.S.) Equity Fund; 0.90% for the Global Bond Fund; 0.85% for the U.S. Value Equity Fund; 0.80% for the U.S. Balanced Fund, the U.S. Equity Fund, the U.S. Large Cap Equity Fund and the U.S. Large Cap Growth Fund; 0.70% for the High Yield Fund; and 0.60% for the U.S. Bond Fund. The Advisor may recapture any amounts waived or reimbursed with respect to the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund or Emerging Markets Equity Fund subject to the following conditions:
(1) the Advisor must request reimbursement within five years from the date on which the waiver and/or reimbursement was made, and (2) the Fund must be able to reimburse the Advisor and remain within the operating expense limits noted in the preceding chart.

         Advisory fees accrued to Brinson Partners were as follows:

A.       FISCAL YEAR ENDED JUNE 30, 1997

                                      GROSS ADVISORY FEES         NET ADVISORY FEES PAID         FUND EXPENSES PAID
SERIES*                                EARNED BY ADVISOR             AFTER FEE WAIVER                BY ADVISOR
------                                 -----------------             ----------------                ----------
GLOBAL FUND                                $4,294,925                    $4,294,925                    $      0
GLOBAL EQUITY FUND                         $  641,075                    $  445,564                    $195,511
GLOBAL BOND FUND                           $  344,152                    $  149,228                    $194,924
U.S. BALANCED FUND                         $1,775,454                    $1,559,981                    $215,473

U.S. EQUITY FUND                           $1,423,666                    $1,234,361                    $189,305
U.S. BOND FUND                             $   67,835                    $        0                    $142,178
GLOBAL (EX-U.S.) EQUITY FUND               $2,420,667                    $2,420,667                    $      0


* The U.S. Large Cap Equity Fund, the U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund, the Emerging Markets Equity Fund, the Global Technology Fund, the U.S. Small Cap Equity Fund, the Global Biotech Fund, the U.S. Value Equity Fund and the U.S. Real Estate Equity Fund had not commenced operations as of the time period indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund.

B.   FISCAL YEAR ENDED JUNE 30, 1998

                                      GROSS ADVISORY FEES         NET ADVISORY FEES PAID         FUND EXPENSES PAID
SERIES*                                EARNED BY ADVISOR             AFTER FEE WAIVER                BY ADVISOR
------                                 -----------------             ----------------                ----------
GLOBAL FUND                                $5,378,141                    $5,378,141                     $     0
GLOBAL EQUITY FUND                         $  719,439                    $  697,541                     $21,898
GLOBAL BOND FUND                           $  500,982                    $  457,480                     $43,502
U.S. BALANCED FUND                         $1,674,661                    $1,655,564                     $19,097
U.S. EQUITY FUND                           $3,792,120                    $3,792,120                     $     0
U.S. LARGE CAP EQUITY FUND
U.S. BOND FUND                             $  142,474                    $   74,626                     $67,848
GLOBAL (Ex-U.S.) EQUITY FUND               $3,475,953                    $3,475,953                     $     0


* The U.S. Large Cap Growth Fund, the U.S. Small Cap Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund, the Emerging Markets Equity Fund, the Global Technology Fund, the U.S. Small Cap Equity Fund, the Global Biotech Fund, the U.S. Value Equity Fund and the U.S. Real Estate Equity Fund had not commenced operations as of the time period indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund changed its name to the U.S. Large Cap Equity Fund.

C.   PERIOD FROM DECEMBER 19, 1998 THROUGH DECEMBER 31, 1998

                                      GROSS ADVISORY FEES
                                            EARNED                NET ADVISORY FEES PAID         FUND EXPENSES PAID
SERIES*,**                            BY BRINSON PARTNERS            AFTER FEE WAIVER            BY BRINSON PARTNERS
------                                -------------------            ----------------            -------------------
U.S. LARGE CAP GROWTH FUND                       $  849                     $    0                       $  849

U.S. SMALL CAP GROWTH FUND                       $6,538                     $2,107                       $4,431

HIGH YIELD FUND                                  $6,278                     $3,630                       $2,648

D.   FISCAL YEAR ENDED JUNE 30, 1999

                                    GROSS ADVISORY FEES
                                          EARNED                 NET ADVISORY FEES PAID          FUND EXPENSES PAID
SERIES*                                  BY ADVISOR                 AFTER FEE WAIVER                 BY ADVISOR
------                                   ----------                 ----------------                 ----------
GLOBAL FUND                           $ 4,403,642                   $ 4,403,642                     $     0
GLOBAL EQUITY FUND                    $   628,067                   $   591,107                     $36,960
GLOBAL BOND FUND                      $   957,176                   $   957,176                     $     0
U.S. BALANCED FUND                    $   347,296                   $   268,010                     $79,286
U.S. EQUITY FUND                      $ 5,047,492                   $ 5,047,492                     $     0
U.S. LARGE CAP EQUITY FUND            $   137,200                   $         0                     $97,158
U.S. LARGE CAP GROWTH FUND*           $    18,582                                                   $42,136
U.S. SMALL CAP GROWTH FUND**          $   148,873                   $   123,087                     $25,786
U.S. BOND FUND                        $   418,445                   $   407,073                     $11,372
HIGH YIELD FUND**                     $   173,302                   $   137,039                     $36,263
GLOBAL (EX-U.S.) EQUITY FUND          $ 3,713,448                   $ 3,713,448                     $     0


* The Emerging Markets Debt Fund, the Emerging Markets Equity Fund, the Global Technology Fund, the U.S. Small Cap Equity Fund, the Global Biotech Fund, the U.S. Value Equity Fund and the U.S. Real Estate Equity Fund had not commenced operations as of the time period indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund changed their names to the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively.
**   Effective on December 19, 1998, and as further discussed below, the UBS
Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. Fees for the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund reflect fees paid during the period from January 1, 1999 through June 30, 1999. The U.S. Large Cap Growth Fund, U.S. Small Cap

Growth Fund and High Yield Fund initially had fiscal years ending on December
31. At the February 22, 1999 Board of Trustees' meeting, the Board of Trustees of the Trust voted to change the fiscal year end of these three Funds to June 30.

     Prior to the reorganization of the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund (collectively, the "UBS Funds" and each a "UBS Fund") into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively, each of the UBS Funds invested substantially all of its investable assets in a corresponding portfolio of UBS Investor Portfolios Trust (collectively, the "UBS Portfolios" and each a "UBS Portfolio"). Under the investment advisory agreement of each UBS Portfolio with the New York office of UBS A.G., as the successor to the New York Branch of the Union Bank of Switzerland ("UBS"), UBS was entitled to a monthly fee of the corresponding UBS Portfolios' average daily net assets as follows: annual rates of 0.60% for the UBS Large Cap Growth Fund and the UBS Small Cap Fund and 0.45% for the UBS High Yield Bond Fund. UBS agreed to waive its fees and reimburse each UBS Fund and its corresponding Portfolio to the extent that each UBS Fund's total operating expenses (including its share of its corresponding Portfolio's expenses) exceeded, on an annual basis, the following rates of the respective UBS Fund's average daily net assets: 1.00% for the UBS Large Cap Growth Fund, 1.20% for the UBS Small Cap Fund and 0.90% for the UBS High Yield Bond Fund.

     Advisory fees accrued to UBS for the UBS Funds were as follows:

A.   PERIOD FROM DECEMBER 21, 1997 THROUGH DECEMBER 31, 1997

                                        GROSS ADVISORY FEES
                                              EARNED               NET ADVISORY FEES PAID        FUND EXPENSES PAID
SERIES                                        BY UBS                  AFTER FEE WAIVER                 BY UBS
------                                        ------                  ----------------                 ------
UBS LARGE CAP GROWTH FUND*                       $  923                         $ 0                      $  923

UBS SMALL CAP FUND                               $4,233                         $ 0                      $4,233

UBS HIGH YIELD BOND FUND                         $1,611                         $ 0                      $1,611

     * Advisory fees for the UBS Large Cap Growth Fund were for the period December 29, 1997 through December 31, 1997.

B.   PERIOD FROM JANUARY 1, 1998 THROUGH DECEMBER 18, 1998

                                        GROSS ADVISORY FEES        NET ADVISORY FEES PAID        FUND EXPENSES PAID
SERIES                                     EARNED BY UBS              AFTER FEE WAIVER                 BY UBS
------                                     -------------              ----------------                 ------
UBS LARGE CAP GROWTH FUND                      $ 32,644                     $     0                    $ 97,199

UBS SMALL CAP FUND                             $107,673                     $19,971                    $ 87,702

UBS HIGH YIELD BOND FUND                       $ 71,860                     $     0                    $117,430

     Under Sub-Advisory Agreements with UBS Brinson, Inc., as the successor to UBS Asset Management (New York) Inc. (the "Sub-Advisor"), UBS paid the Sub-Advisor a monthly fee of the respective UBS Portfolios' average daily net assets as follows:

     UBS LARGE CAP GROWTH PORTFOLIO        0.30% of the first $25 million; 0.25%
                                           of the next $25 million; and 0.20%
                                           over $50 million

     UBS SMALL CAP PORTFOLIO               0.40% of the first $25 million;
                                           0.325% of the next $25 million; and
                                           0.25% over $50 million

     UBS HIGH YIELD BOND PORTFOLIO         0.25% of the first $25 million; 0.20%
                                           of the next $25 million; and 0.15%
                                           over $50 million

     UBS was responsible for paying the Sub-Advisor its fees. For the period December 29, 1997 to December 31, 1997, UBS paid $100 to the Sub-Advisor on behalf of the UBS Large Cap Growth Portfolio. For the period December 22, 1997 to December 31, 1997, UBS paid $1,250 and $535 to the Sub-Advisor on behalf of the UBS Small Cap and UBS High Yield Bond Portfolios, respectively. For the period January 1, 1998 to December 20, 1998, UBS paid $ 0 to the Sub-Advisor on behalf of the UBS Large Cap Growth Portfolio, UBS Small Cap Portfolio and UBS High Yield Bond Portfolio.

     General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

Administrator

Administrative, Accounting, Transfer Agency and Custodian Services

     Effective May 10, 1997, the Trust, on behalf of each Fund, entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC was required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Funds, including the coordination and monitoring of any third party service providers. Effective October 1, 1998, MSTC was merged into The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017 ("Chase"), and Chase assumed all of MSTC's rights and obligations under the Services Agreement.

     Custody Services. Chase provides custodian services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses. Effective October 1, 1998, Chase became the custodian of the Funds pursuant to the Services Agreement as a result of the merger of MSTC into Chase.

     As authorized under the Services Agreement, MSTC had entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Funds. Chase has assumed all of MSTC's rights and obligations under the CGFSC Agreement. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds class of shares).

     For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services.

     Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Funds with respect to: (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of each Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

     For the period October 1, 1998 through June 30, 1999, aggregate fees paid to Chase for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

                                                                                     OCTOBER 1, 1998
                                                                                   THROUGH FISCAL YEAR
SERIES*                                                                            ENDED JUNE 30, 1999
-------                                                                            -------------------
GLOBAL FUND                                                                              $ 265,350
GLOBAL EQUITY FUND                                                                       $       0
GLOBAL BOND FUND                                                                         $  13,905
U.S. BALANCED FUND                                                                       $       0
U.S. EQUITY FUND                                                                         $ 209,093
U.S. LARGE CAP EQUITY FUND                                                               $       0
U.S. LARGE CAP GROWTH FUND                                                               $       0
U.S. SMALL CAP GROWTH FUND                                                               $       0
U.S. BOND FUND                                                                           $       0
HIGH YIELD FUND                                                                          $       0

GLOBAL (EX-U.S.) EQUITY FUND                                                             $ 265,131


* Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund changed their names to the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively. Effective on December 19, 1998, and as further discussed below, the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. Fees for the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund reflect fees paid during the period from January 1, 1999 through June 30, 1999. The Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

     For the period December 19, 1998 through December 31, 1998, the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund did not pay any fees to Chase for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement.

     For the fiscal years ended June 30, 1997, June 30, 1998 and the period July 1, 1998 through September 30, 1998, aggregate fees paid to MSTC, prior to the merger into Chase, for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

                                                  MAY 10, 1997              FISCAL YEAR            JULY 1, 1998
                                                 THROUGH FISCAL                ENDED                 THROUGH
SERIES*                                      YEAR END JUNE 30, 1997        JUNE 30, 1998        SEPTEMBER 30, 1998
-------                                      ----------------------        -------------        ------------------
GLOBAL FUND                                          $69,572                  $464,398               $ 112,813
GLOBAL EQUITY FUND                                   $ 7,799                  $  9,809               $     865
GLOBAL BOND FUND                                     $ 3,707                  $      0               $   1,985
U.S. BALANCED FUND                                   $10,324                  $ 79,503               $       0
U.S. EQUITY FUND                                     $12,495                  $247,167               $  58,362
U.S. LARGE CAP
U.S. BOND FUND                                       $     0                  $      0               $       0
GLOBAL (EX-U.S.) EQUITY                              $17,159                  $305,643               $  82,044
      FUND


* The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund changed its name to the U.S. Large Cap Equity Fund.

     Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

     As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

     Administration fees paid to FPS were as follows:

                                                                          JULY 1, 1996 THROUGH
SERIES*                                                                        MAY 9, 1997
------                                                                         ----------
GLOBAL FUND                                                                     $ 271,364
GLOBAL EQUITY FUND                                                              $  38,047
GLOBAL BOND FUND                                                                $  25,412
U.S. BALANCED FUND                                                              $ 121,580
U.S. EQUITY FUND                                                                $  76,534
U.S. BOND FUND                                                                  $   6,542
GLOBAL (EX-U.S.) EQUITY FUND                                                    $ 122,780

* The U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, High Yield Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund, U.S. Value Equity Fund and U.S. Real Estate Equity Fund had not commenced operations as of the time period indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund.

     Prior to the reorganization of the UBS Funds into the Trust, IBT Trust & Custodial Services (Ireland) Limited ("IBT Ireland") and Investors Bank and Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, provided certain administrative services to the UBS Portfolios and the UBS Funds, respectively, pursuant to Administration Agreements. For its services under the Administration Agreements, each corresponding UBS Portfolio paid IBT Ireland a fee calculated daily and paid monthly equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million in average daily net assets and 0.05% of the assets in excess of $100 million. For its services under the Administration Agreements, each corresponding UBS Fund paid Investors Bank a fee calculated daily and paid monthly equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million in average daily net assets and 0.025% of the next $100 million in average daily net assets. Investors Bank was not paid a fee from a UBS Fund on average daily net assets in excess of $200 million.

     Administrative fees paid to IBT Ireland by the UBS Portfolios were as follows:

                                                COMMENCEMENT OF                         JANUARY 1, 1998
                                              OPERATIONS** THROUGH                          THROUGH
              SERIES*                           DECEMBER 31, 1997                      DECEMBER 18, 1998
              -------                           -----------------                      -----------------
UBS LARGE CAP GROWTH PORTFOLIO                         $2,096                                  $12,574

UBS SMALL CAP PORTFOLIO                                $3,362                                  $22,896

UBS HIGH YIELD BOND PORTFOLIO                          $1,870                                  $16,854

     Administrative fees paid to Investors Bank by the UBS Funds were as follows:

                                                 COMMENCEMENT OF                         JANUARY 1, 1998
                                               OPERATIONS** THROUGH                          THROUGH
SERIES*                                         DECEMBER 31, 1997                       DECEMBER 18, 1998
------                                          -----------------                       -----------------
UBS LARGE CAP GROWTH FUND                           $     450                                  $ 7,361

UBS SMALL CAP FUND                                     $1,580                                  $24,165

UBS HIGH YIELD BOND FUND                               $1,185                                  $21,515

     * Effective on December 19, 1998, the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund initially had fiscal years ending on December 31. At the February 22, 1999 Board of Trustees' meeting, the Board of Trustees of the Trust voted to change the fiscal year end of these three Funds to June 30.

     ** The UBS Large Cap Growth Portfolio and its corresponding UBS Fund commenced operations on October 14, 1997. The UBS Small Cap Portfolio and UBS High Yield Bond Portfolio and their respective corresponding UBS Funds commenced operations on September 30, 1997.

Independent Auditors

     Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

Legal Counsel

     Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust.

Underwriter

     FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Trust does not impose any sales loads or redemption fees, except for a transaction charge applicable to purchases of shares of the Emerging Markets Debt Fund and Emerging Markets Equity Fund and to redemptions of shares of the Emerging Markets Equity Fund. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

     The Underwriting Agreement may be terminated by either party upon sixty
(60) days prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

Distribution Plan

     The Board has adopted a distribution plan pursuant to Rule 12b-1 under the Act, for the UBS Investment Funds class of shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund and

Global (Ex-U.S.) Equity Fund (the "UBS Investment Plan I") and a separate distribution plan pursuant to Rule 12b-1 under the Act, for the UBS Investment Funds class of shares of the U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund (the "UBS Investment Plan II", and together with UBS Investment Plan I, the "UBS Investment Plans"). The Board has also adopted a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act, for each Series' Brinson Fund-Class N shares (the UBS Investment Plans and the Class N Plan together, the "Plans"). The UBS Investment Funds class of shares was formerly known as the SwissKey class of shares. The name change was made effective on September 15, 1998. The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares and the Brinson Fund-Class N shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the UBS Investment Funds class of shares or Brinson Fund-Class N shares or provide services with respect to the UBS Investment Funds class of shares or Brinson Fund-Class N shares.

     UBS A.G., or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares or Brinson Fund-Class N shares of the Series.


     The aggregate distribution fees paid by the Series from the assets of the respective UBS Investment Funds class of shares to FDI and others under the UBS Investment Plan I and UBS Investment Plan II may not exceed 0.90% and 1.00%, respectively, of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The UBS Investment Plan I provides, however, that the aggregate distribution fees for each subject Fund shall not exceed the following maximum amounts for the 1999 fiscal year: UBS Investment Fund-Global - 0.65%, UBS Investment Fund-Global Equity - 0.76%, UBS Investment Fund-Global Bond - 0.49%, UBS Investment Fund-U.S. Balanced - 0.50%, UBS Investment Fund-U.S. Equity - 0.52%, UBS Investment Fund-U.S. Large Cap Equity - 0.52%, UBS Investment Fund-U.S. Large Cap Growth - 0.77%, UBS Investment Fund-U.S. Small Cap Growth - 0.77%, UBS Investment Fund-U.S. Bond - 0.47%, UBS Investment Fund-High Yield - 0.85% and UBS Investment Fund-Global (Ex-U.S.) Equity - 0.84%. The UBS Investment Plan II provides that the aggregate distribution fees for each subject Fund shall not exceed the following maximum amounts for the 2000 fiscal year: UBS Investment Fund-U.S. Value Equity - 1.00%, UBS Investment Fund-U.S. Small Cap Equity - 1.00%, UBS Investment Fund-Global Technology - 1.00%, UBS Investment Fund-Global Biotech - 1.00%, UBS Investment Fund-U.S. Real Estate Equity Fund - 1.00%, UBS Investment Fund-Emerging Markets Debt - 1.00% and UBS Investment Fund-Emerging Markets Equity - 1.00%.

     The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Class N Plan may not exceed 0.25% of a Fund's average daily net assets in any year.


     The UBS Investment Plans do not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the UBS Investment Plans' respective fees. The Class N Plan does not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares are not included in calculating the Class N Plan's fees.

     The quarterly fees paid to FDI under the Plans are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plans at any time.


         Amounts spent on behalf of each UBS Investment Funds class of shares pursuant to the UBS Investment Plan I during the fiscal year ended June 30, 1999 are set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                           COMPENSATION         COMPENSATION         COMPENSATION TO
                                                OF                   OF                 UBS SALES
               FUND*        PRINTING       UNDERWRITERS           DEALERS               PERSONNEL           ADVERTISING       OTHER
====================================================================================================================================
UBS Investment               $0.00             $0.00               $0.00               $169,039.77             $0.00          $0.00
Fund-Global
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment               $0.00             $0.00               $0.00               $359,693.61             $0.00          $0.00
Fund-Global Equity
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment               $0.00             $0.00               $0.00                $21,247.50             $0.00          $0.00
Fund-Global Bond
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-U.S.     $0.00             $0.00               $0.00                 $9,692.92             $0.00          $0.00
Balanced
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-U.S.     $0.00             $0.00               $0.00               $352,849.81             $0.00          $0.00
Equity
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-U.S.     $0.00             $0.00               $0.00                     $6.22             $0.00          $0.00
Large Cap Equity
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-         $0.00             $0.00               $0.00                 $8,852.64             $0.00          $0.00
U.S. Large Cap Growth**
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-         $0.00             $0.00               $0.00                 $1,597.63             $0.00          $0.00
U.S. Small Cap Growth**
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-U.S.     $0.00             $0.00               $0.00                $24,945.86             $0.00          $0.00
Bond
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-         $0.00             $0.00               $0.00                $15,533.05             $0.00          $0.00
High Yield**
------------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund-
Global (Ex-U.S.) Equity      $0.00             $0.00               $0.00                $43,437.06             $0.00          $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     Amounts spent on behalf of each Brinson Fund - Class N class of shares pursuant to the Class N Plan during the fiscal year ended June 30, 1999 are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                        COMPENSATION         COMPENSATION          COMPENSATION TO
                                             OF                   OF                  UBS SALES
       FUND*            PRINTING         UNDERWRITER            DEALERS               PERSONNEL             ADVERTISING       OTHER
====================================================================================================================================
Global Fund -             $0.00             $0.00            $  758.24                  $0.00                  $0.00          $0.00
Class N
------------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund        $0.00             $0.00            $    0.00                  $0.00                  $0.00          $0.00
- Class N
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund -        $0.00             $0.00            $    5.57                  $0.00                  $0.00           $0.00
Class N
------------------------------------------------------------------------------------------------------------------------------------
U.S. Balanced Fund        $0.00             $0.00            $    0.00                  $0.00                  $0.00           $0.00
- Class N
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund -        $0.00             $0.00            $  701.32                  $0.00                  $0.00           $0.00
Class N
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap            $0.00             $0.00            $9,277.02                  $0.00                  $0.00           $0.00
Equity Fund -
Class N
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap            $0.00             $0.00            $    0.00                  $0.00                  $0.00          $0.00
Growth - Class N**
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap            $0.00             $0.00            $    0.00                  $0.00                  $0.00          $0.00
Growth Class N**
------------------------------------------------------------------------------------------------------------------------------------
U.S. Bond Fund -          $0.00             $0.00            $    0.00                  $0.00                  $0.00          $0.00
Class N
------------------------------------------------------------------------------------------------------------------------------------
High Yield -              $0.00             $0.00            $    0.00                  $0.00                  $0.00          $0.00
Class N**
------------------------------------------------------------------------------------------------------------------------------------
Global (Ex-U.S.)          $0.00             $0.00            $    6.03                  $0.00                  $0.00          $0.00
Equity Fund - Class N
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


     * The U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time period indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund changed their names to the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively.

     ** Effective on December 19, 1998, the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. Amounts spent for the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund reflect the amounts spent for the period from January 1, 1999 to June 30, 1999.

     The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund did not pay any fees under their respective Plans for the period December 19, 1998 through December 31, 1998.

Code of Ethics

     The Trust and the Advisor have each adopted a Code of Ethics. Each Code of Ethics establishes standards by which certain access persons must abide relating to personal securities trading conduct.

     Under each Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

     In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons of the Trust and the Advisor are required to file the following reports: 1) an initial holdings report disclosing all securities owned by the access persons and any securities accounts maintained by the access persons, which must be filed within ten days of becoming an access person and then annually thereafter; 2) quarterly reports of security investment transactions and new securities accounts. Access persons of FDI need only file quarterly reports of securities transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

     Copies of each of the Trust's and the Advisor's Code of Ethics have been filed with and are available through the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Global (Ex-U.S.) Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

     Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect their securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

     When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect future transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board.

     The Series incurred brokerage commissions as follows:

                                         FISCAL YEAR ENDED          FISCAL YEAR ENDED           FISCAL YEAR ENDED
SERIES*                                    JUNE 30, 1997              JUNE 30, 1998               JUNE 30, 1999
-------                                    -------------              -------------               -------------
GLOBAL FUND                                  $385,571                    $442,603                   $   612,462
GLOBAL EQUITY FUND                           $142,922                    $166,103                   $   225,396
GLOBAL BOND FUND                             $      0                    $      0                   $         0
U.S. BALANCED FUND                           $139,165                    $ 85,784                   $    38,711
U.S. EQUITY FUND                             $290,526                    $560,721                   $   798,223
U.S. LARGE CAP EQUITY FUND*                     N/A                      $  9,714                   $    33,488

U.S. LARGE CAP GROWTH FUND**
                                                  N/A                        N/A                      $    6,142
U.S. SMALL CAP GROWTH FUND**
                                                  N/A                        N/A                      $  110,942
U.S. BOND FUND                               $      0                   $      0                      $        0
HIGH YIELD FUND**                                 N/A                        N/A                      $        0
GLOBAL (EX-U.S.) EQUITY FUND*                $833,293                   $942,155                      $1,617,312


* The U.S. Large Cap Equity Fund commenced operations on April 6, 1998. The U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (Ex-U.S.) Equity Fund. Effective as of the date hereof, the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund changed their names to the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively.

**   Effective on December 19, 1998, the UBS Large Cap Growth Fund, UBS Small
Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. Brokerage commissions for the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund reflect fees paid during the period from January 1, 1999 to June 30, 1999.

     For the fiscal year ended June 30, 1998, the Global Fund, U.S. Balanced Fund, U.S. Equity Fund and U.S. Large Cap Equity Fund paid brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:

                                         AGGREGATE                                             % OF AGGREGATE
                                      DOLLAR AMOUNT OF            % OF AGGREGATE                DOLLAR AMOUNT
                                     COMMISSIONS PAID               COMMISSIONS                   PAID TO
SERIES                                   TO WARBURG               PAID TO WARBURG                 WARBURG
------                                   ----------               --------------                  -------
GLOBAL FUND                               $ 6,078                      1.37%                        0.78%
U.S. BALANCED FUND                        $ 2,190                      2.55%                        0.27%
U.S. EQUITY FUND                          $93,356                     16.65%                       21.43%
U.S. LARGE CAP EQUITY FUND                $   453                      4.66%                        5.16%

     For the fiscal year ended June 30, 1999, the Global Fund, Global Equity Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, and U.S. Small Cap Growth Fund paid brokerage commissions to Warburg, as follows:

                                         AGGREGATE                                                % OF AGGREGATE
                                      DOLLAR AMOUNT OF               % OF AGGREGATE                DOLLAR AMOUNT
                                     COMMISSIONS PAID                  COMMISSIONS                     PAID TO
SERIES                                   TO WARBURG                   PAID TO WARBURG                  WARBURG
------                                   ---------                    ---------------                  -------
GLOBAL FUND                               $42,341                         6.91%                          2.26%
GLOBAL EQUITY FUND                        $ 6,322                         2.80%                          4.45%
U.S. BALANCED FUND                        $ 3,207                         8.28%                          2.08%
U.S. EQUITY FUND                          $55,295                         6.93%                          8.01%
U.S. LARGE CAP EQUITY FUND                $10,625                        31.73%                         22.35%
U.S. LARGE CAP GROWTH FUND                $ 2,469                        40.20%                         59.78%
U.S. SMALL CAP GROWTH FUND                $ 5,232                         4.72%                          8.23%

     For the fiscal year ended June 30, 1999, the Global (Ex-U.S.) Equity Fund paid brokerage commissions to UBS, A.G., London, an affiliated broker-dealer, as follows:

                                         AGGREGATE                                                % OF AGGREGATE
                                      DOLLAR AMOUNT OF             % OF AGGREGATE                  DOLLAR AMOUNT
                                     COMMISSIONS PAID                COMMISSIONS                      PAID TO
SERIES                                  TO UBS, A.G.               PAID TO UBS, A.G.                 UBS, A.G.
------                                  ------------               -----------------                 ---------
GLOBAL (EX-U.S.) EQUITY FUND              $47,584                         2.94%                        2.46%

     For the fiscal years ended June 30, 1998 and June 30, 1999, the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

     The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, and the UBS Funds that were merged into the Funds, incurred brokerage commissions as follows:

                                             COMMENCEMENT OF
                                              OPERATIONS **              JANUARY 1, 1998            DECEMBER 19, 1998
                                                 THROUGH                     THROUGH                     THROUGH
SERIES*                                      DECEMBER 31, 1997           DECEMBER 18, 1998           DECEMBER 31, 1998
-------                                      -----------------           -----------------           -----------------
U.S. LARGE CAP GROWTH FUND                       $18,270***                   $31,628***                 $   25

U.S. SMALL CAP GROWTH FUND                       $30,680***                   $52,862***                 $4,722

HIGH YIELD FUND                                      N/A***                       N/A***                 $    0

* The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund commenced operations effective on December 19, 1998. Effective on December 19, 1998, the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were reorganized into the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, respectively. The U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund initially had fiscal years ending on December 31. At the February 22, 1999 Board of Trustees' meeting, the Board of Trustees of the Trust voted to change the fiscal year end of these three Funds to June 30.

**   The UBS Large Cap Growth Fund commenced operations on October 14, 1997. The
UBS Small Cap Fund and UBS High Yield Bond Fund commenced operations on September 30, 1997.

*** Prior to the reorganization of the UBS Funds into the corresponding series of the Trust, each of the UBS Funds invested substantially all of its investable assets in corresponding series of the UBS Investor Portfolios Trust (collectively, the "UBS Portfolios"). As a result, the UBS Funds did not incur brokerage commissions. The brokerage commissions reflected were incurred by the UBS Portfolios.

Portfolio Turnover

     The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

     The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.


     Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap Growth Fund and Global (Ex-U.S.) Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund, Global Bond Fund, U.S. Large Cap Equity Fund, High Yield Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Global Technology Fund, U.S. Small Cap Equity Fund, Global Biotech Fund and U.S. Real Estate Equity Fund may exceed 100%, and in some years, 200%. The portfolio turnover rate for the U.S. Small Cap Growth Fund may exceed 150%, and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     With respect to the Global Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 88% and 105%, respectively. With respect to the Global Bond Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 151% and 138%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 194% and 113%, respectively. With respect to the U.S. Bond Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 198% and 260%, respectively. With respect to the Global Equity Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 46% and 86%, respectively. With respect to the Global (Ex-U.S.) Equity Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 49% and 74%, respectively. With respect to the U.S. Equity Fund, for the fiscal years ended June 30, 1998 and June 30, 1999, the portfolio turnover rate of the Series was 42% and 48%, respectively. With respect to the U.S. Large Cap Equity Fund, for the period April 6, 1998 (commencement of operations) to June 30, 1998 and for the fiscal year ended June 30, 1999, the portfolio turnover rate of the Series was 12% and 88%, respectively. With respect to the High Yield Fund for the period December 19, 1998 to December 31, 1998 the portfolio turnover rate was 2%. With respect to the High Yield Fund for the period January 1, 1999 to June 30, 1999, the portfolio turnover rate of the Series was 77%. With respect to the U.S. Large Cap Growth Fund, for the period December 19, 1998 to December 31, 1998 , the portfolio turnover rate was 0%. With respect to the U.S. Large Cap Growth Fund for the period January 1, 1999 to June 30, 1999, the portfolio turnover rate of the Series was 51%. With respect to the U.S. Small Cap Growth Fund, for the period December 19, 1998 to December 31, 1998, the portfolio turnover rate was 5%. With respect to the U.S. Small Cap Growth Fund for the period January 1, 1999 to June 30, 1999, the portfolio turnover rate of the Series was 71%. Any significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series to reposition their portfolio holdings in order to meet their investment objectives and policies.

SHARES OF BENEFICIAL INTEREST

     Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Plans under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

     On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

         Currently, the Trust offers eighteen Series: Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Value Equity Fund, U.S. Large Cap

Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Equity Fund, U.S. Small Cap Growth Fund, U.S. Real Estate Equity Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Debt Fund, Global (Ex-U.S.) Equity Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each
Series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" of shares was known as the "SwissKey Class" of shares.

PURCHASES

     Shares of each class of each Series are sold at the net asset value
(plus transaction charges applicable to purchases of shares of the Emerging Markets Equity Fund) next determined after the receipt of a purchase application in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares, Brinson Fund-Class N shares, UBS Investment Funds class of shares or any Series. The minimum for initial investments with respect to the Brinson Fund-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the UBS Investment Funds class of shares for each Series is $25,000; subsequent investment minimums are $5,000. The minimum for initial investments with respect to the Brinson Fund-Class N for each Series is $1,000,000. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

     The Brinson Fund-Class N shares and UBS Investment Funds class of shares may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. The Brinson Fund-Class N shares are subject to annual 12b-1 plan expenses of 0.25% (all of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such share class. The UBS Investment Funds class of shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund are subject to annual 12b-1 plan expenses of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such share class. The UBS Investment Funds class of shares of the U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund are subject to annual 12b-1 expenses of 1.00% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such share class. The Brinson Fund-Class N shares may also, and the UBS Investment Funds will, be marketed directly through the offices of UBS A.G. Through its branches and subsidiaries, UBS A.G. conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

     Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

     Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

     The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

     Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class N shares, Class I shares and UBS Investment Funds class of shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

     Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

Exchanges of Shares

     Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement.

     Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Transaction charges applicable to purchases and redemptions of shares of the Emerging Markets Equity Fund will apply to exchanges of shares into and out of that Fund. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

     The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

     Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day on which the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

     At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

Transfer of Securities

     At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

Net Asset Value

     The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a class of a Series is computed by dividing the value of the assets related to that class of the Series, less the liabilities related to that class, by the number of shares of the class of the Series outstanding.

     Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series of the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

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

     Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board.

     Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

     Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

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

REDEMPTIONS

     Under normal circumstances shareholders may redeem their shares at any time without a fee, except for the transaction charge applicable to redemptions of shares of the Emerging Markets Equity Fund. The redemption price will be based upon the net asset value per share (less the transaction charge applicable to redemptions of shares of the Emerging Markets Equity Fund) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

     Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

     Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

     Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

     The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to an exemptive order issued by the SEC, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds. Any such redemptions in-kind would be undertaken in compliance with the order's condition.

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

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem UBS Investment Funds class of shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

     Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option either on the initial application or by subsequently arranging it in writing. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

TAXATION

Additional Information On Distributions And Taxes

Distributions

     Distributions of Net Investment Income. Each Series receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation, constitute a Series' net investment income from which dividends may be paid to you. Any distributions by a Series from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

     Distributions of Capital Gains. A Series may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Series will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Series. Any net short-term or long-term capital gains realized by a Series (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Series.

     Effect of Foreign Investments on Distributions. For Series which invest in foreign debt instruments, most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by such Series. Similarly, foreign exchange losses realized by such Series on the sale of debt instruments are generally treated as ordinary losses by the Series. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Series' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Series' ordinary income distributions to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

     A Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Series' total assets at the end of the fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, the year-end statement you receive from the Series will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. The Series will provide you with the information necessary to complete your individual income tax return if such election is made.

        Information on the Tax Character of Distributions. Each Series will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held shares of a Series for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Series.

Taxes

        Election to be Taxed as a Regulated Investment Company. Each Series has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, each Series generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Series as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Series will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Series' available earnings and profits.

        Excise Tax Distribution Requirements. The Code requires each Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Series intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

        Redemption of Series Shares. Redemptions and exchanges of shares of a Series are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Series on those shares.

        All or a portion of any loss that you realize upon the redemption of your shares of a Series will be disallowed to the extent that you purchase other shares in such Series (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

        U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Series. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

        Dividends-Received Deduction for Corporations. Corporate investors in certain Series may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from such Series. The portion of the dividends which qualifies for the dividends-received deduction depends on the aggregate qualifying dividend income received by a Series from domestic (US) sources. Certain holding period and debt financing restrictions may also apply to corporate investors seeking to claim the deduction. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

        Investment in Complex Securities. A Series may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to a Series or defer a Series' ability to recognize losses, and, in limited cases, subject the Series to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Series.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shareholders of the Emerging Markets Equity Fund are subject to a 1.50% transaction charge in connection with each purchase and redemption of shares of the Series. Shareholders of the Emerging Markets Debt Fund are subject to a 0.75% transaction charge in connection with each purchase of shares of the Series. Shares of the Series are sold at a price which is equal to the net asset value of such shares, plus the transaction charge. Redemption requests for the Emerging Markets Equity Fund are paid at the net asset value less the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gain distributions. The transaction charges are paid to the Series and used by them to defray the transaction costs associated with the purchase and sale of securities within the Series. The amount of the transaction charge on purchase and redemptions represents the estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from shareholders and the sale of securities to obtain cash to redeem shareholders. Therefore, the transaction charges offset the dilutive effect such costs would otherwise have on the net asset value of the Series' shares. Purchases and redemptions which are made in kind with securities are not subject to the transaction charges.

PERFORMANCE CALCULATIONS

        From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

        To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

        The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return.

        Performance information for the UBS Investment Funds class of shares, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

Total Return

        Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

P(1+T)/n/=ERV

         where:
                  P     =        a hypothetical initial payment of $1,000,
                  T     =        average annual total return,
                  n     =        number of years,
                  ERV   =        ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

        Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:*


      (i) the Global Fund, for the one and five-year periods ended December 31, 1999 and the period August 31, 1992 (commencement of operations) through December 31, 1999 was 1.49%, 11.56% and 9.51%, respectively;

      (ii) the Global Equity Fund, for the one and five-year periods ended December 31, 1999 and the period January 28, 1994 (commencement of operations) through December 31, 1999 was 12.87%, 15.29%, and 11.94%, respectively;

      (iii) the Global Bond Fund, for the one and five-year periods ended December 31, 1999 and the period July 30, 1993 (commencement of operations) through December 31, 1999 was -6.27%, 7.00% and 5.45%, respectively;

      (iv) the U.S. Balanced Fund, for the one- and five-year periods ended December 31, 1999 and the period December 30, 1994 (commencement of operations) through December 31, 1999 was -6.95%, 10.09% and 10.09%, respectively;

      (v) the U.S. Equity Fund, for the one- and five-year periods ended December 31, 1999 and the period February 22, 1994
               (commencement of operations) through December 31, 1999 was -4.05%, 20.17% and 16.17%, respectively;

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


         (vi) the U.S. Large Cap Equity Fund, for the one-year period ended December 31, 1999 and for the period April 30, 1998 (performance inception date) through December 31, 1999 was 11.05% and -3.53%, respectively;

         (vii) the U.S. Large Cap Growth Fund, for the one-year period ended December 31, 1999 and the period October 31, 1997 (performance inception date) through December 31, 1999 was 32.73% and 28.53%, respectively;**


         (viii) the U.S. Small Cap Growth Fund, for the one-year period ended December 31, 1999 and the period September 30, 1997 (commencement of operations) through December 31, 1999 was 41.70% and 10.33%, respectively; **

         (ix) the U.S. Bond Fund, for the one- and three-year periods ended December 31, 1999 and the period August 31, 1995 (commencement of operations) through December 31, 1999 was -1.04%, 5.55% and 5.94%, respectively;

         (x) the High Yield Fund, for the one-year period ended December 31, 1999 and the period September 30, 1997 (commencement of operations) through December 31, 1999 was 4.85% and 6.66%, respectively; ** and

         (xi) the Global (Ex-U.S.) Equity Fund, for the one- and five-year periods ended December 31, 1999 and the period August 31, 1993 (commencement of operations) through December 31, 1999 was 19.16%, 13.42%, and 10.01%, respectively.

         * The U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.
         ** These Series were reorganized as Series of the Trust on December 18, 1998. The average annual total return calculations also reflect the performance of these Series while they were series of the UBS Private Investor Funds, Inc.

         Based upon the foregoing calculations, the average annual total return for the Brinson Funds-UBS Investment Funds (previously the SwissKey Class) class of shares of:*


         (i) the Global Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was 0.83%, 6.13% and 9.18%, respectively;

         (ii) the Global Equity Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was 12.02%, 11.68% and 13.94%, respectively;

         (iii) the Global Bond Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was -6.74%, 1.73% and 4.74%, respectively;

         (iv) the U.S. Balanced Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was -7.44%, 4.54% and 7.43%, respectively;

         (v) the U.S. Equity Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was -4.51%, 11.83% and 16.71%, respectively;

         (vi) the U.S. Large Cap Equity Fund, for the one-year period ended December 31, 1999 and the period April 30, 1998 (performance inception date) through December 31, 1999 was 11.39% and -4.06%, respectively;

         (vii) the U.S. Large Cap Growth Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 31.63%;**

         (viii) the U.S. Small Cap Growth Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 40.57%; **

          (ix) the U.S. Bond Fund, for the one- and three-year periods ended December 31, 1999 and the period August 31, 1995 (commencement of operations) through December 31, 1999 was -1.55%, 4.99% and 5.41%, respectively;

         (x) the High Yield Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 4.09%; ** and

         (xi) the Global (Ex-U.S.) Equity Fund, for the one- and three-year periods ended December 31, 1999 and the period July 31, 1995 (commencement of operations) through December 31, 1999 was 18.15%, 12.07% and 12.88%, respectively.

         * The U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

       **   These Series were reorganized as Series of the Trust on December 18,
       1998.

       Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class N shares of *:


         (i) the Global Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was 1.18% and 4.34%, respectively;

         (ii) the Global Equity Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was 12.59% and 9.51%, respectively;

         (iii) the Global Bond Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was -6.58% and 2.09%, respectively;

         (iv) the U.S. Balanced Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was -7.43% and 2.96%, respectively;

         (v) the U.S. Equity Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was -4.22% and 7.77%, respectively;

         (vi) the U.S. Large Cap Equity Fund, for the one-year period ended December 31, 1999 and the period April 30, 1998 (performance inception date) through December 31, 1999 was -11.12% and -3.74%, respectively;

         (vii) the U.S. Large Cap Growth Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 32.22%;**

         (viii) the U.S. Small Cap Growth Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 41.14%; **

         (ix) the U.S. Bond Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was -1.45% and 5.24%, respectively;

         (x) the High Yield Fund, for the one-year period ended December 31, 1999 and the period December 31, 1998 (commencement of operations) through December 31, 1999 was 4.53%;** and

         (xi) the Global (Ex-U.S.) Equity Fund, for the one-year period ended December 31, 1999 and the period June 30, 1997 (commencement of operations) through December 31, 1999 was 18.90% and 9.44%, respectively.

         * The U.S. Value Equity Fund, U.S. Small Cap Equity Fund, Global Technology Fund, Global Biotech Fund, U.S. Real Estate Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

         **    These Series were reorganized as Series of the Trust on December
         18, 1998.

Yield

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

         Yield = 2[(a-b + 1)/6/ - 1
                 ------------------
                        cd

         where:
                  a    =     dividends and interest earned during the period.
                  b    =     expenses accrued for the period (net of
                             reimbursements).
                  c    =     the average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends.
                  d    =     the maximum offering price per share on the last
                             day of the period.

         The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


         The Series' unaudited financial statements for the six month period ended December 31, 1999, which are contained in the Series' Semi-Annual Reports dated December 31, 1999 (as filed with the SEC on March 3, 2000 pursuant to
Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number 000950109-00-000763)) are incorporated herein by reference.


         The Series' financial statements for the fiscal year ended June 30, 1999 and the reports thereon of August 11, 1999, which are contained in the Series' Annual Reports dated June 30, 1999 (as filed with SEC on September 3, 1999, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number 0000950109-99-003295)) are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                                 APPENDIX B

SECONDARY RISKS

The chart below illustrates secondary risks of investing in the Funds.

                                                     Foreign    Geographic
                  Counter-                           Country     Concen-      High     Interest   Non-Public      Pre-       Small
                   party    Credit    Derivative   & Currency    tration      Yield      Rate     Securities     payment    Company
------------------------------------------------------------------------------------------------------------------------------------
Global Fund          *        *           *                                     *                                   *          *
------------------------------------------------------------------------------------------------------------------------------------
Global
Equity Fund          *                    *                                               *
------------------------------------------------------------------------------------------------------------------------------------
Global
Technology Fund      *                    *                         *                                  *                       *
------------------------------------------------------------------------------------------------------------------------------------
Global
Biotech Fund         *                    *                         *                                  *
------------------------------------------------------------------------------------------------------------------------------------
Global
Bond Fund            *        *           *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Balanced Fund        *        *           *                         *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Equity Fund          *                    *                         *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Value
Equity Fund          *                    *                         *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Equity Fund          *                    *                         *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap
Growth Fund          *                    *             *           *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Equity Fund          *                    *             *           *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap
Growth Fund          *                    *             *           *
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate
Equity Fund          *                    *                         *                                  *
------------------------------------------------------------------------------------------------------------------------------------
U.S.
Bond Fund            *        *           *                         *
------------------------------------------------------------------------------------------------------------------------------------
High
Yield Fund           *                    *             *           *                                               *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets              *        *           *                                                                         *
Debt Fund
------------------------------------------------------------------------------------------------------------------------------------
Global (Ex-U.S.)
Equity Fund          *                    *
------------------------------------------------------------------------------------------------------------------------------------
Emerging
Markets              *        *           *                                     *         *                         *
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

Definition of Risks

Counterparty Risk
The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

Derivative Risk
The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

Foreign Country and Currency Risks
The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging markets" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. If a Fund held investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, was impacted. To the extent the Funds hold non-U.S. dollar denominated securities (Euro or other), they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Geographic Concentration Risk
The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

High Yield Risk
The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Interest Rate Risk
The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of a Fund's securities to fall, while a decline in prevailing interest rates may produce an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

Non-Public Securities Risk
The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

Portfolio Turnover
The Funds generally intend to purchase securities for long-term investment. Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Prepayment Risk
The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

Small Company Risk
The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.